UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE MEN'S WEARHOUSE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Wednesday, July 1, 2015
Time:	11:00 a.m., Pacific daylight time
Place:	The Men's Wearhouse, Inc. executive offices, 6100 Stevenson Blvd., Fremont, CA 94538
Record Date:	If you were a shareholder of record at the close of business on Wednesday, May 6, 2015, you may vote at the meeting and any adjournment(s) thereof.
Items of Business:

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To elect eight directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

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To approve a proposal to amend the Company's 2004 Long-Term Incentive Plan, as amended, to (i) increase both the number of shares authorized for issuance under the plan and the related annual limits to individual participants and (ii) remove remaining share recycling provisions from the plan;

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To approve the material terms of the performance goals for performance awards under the Company's 2004 Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code;

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To approve, on an advisory basis, the compensation of the Company's named executive officers;

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To ratify the appointment of the firm of Deloitte & Touche LLP as independent registered public accounting firm for the Company for fiscal 2015; and

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To transact such other business as may properly come before the meeting or any adjournment thereof.

Proxy Voting:
You are cordially invited to attend the meeting in person. To ensure that your vote is properly recorded, please vote as soon as possible, even if you plan to attend the Annual Meeting in person. As described in the Notice of Availability of Proxy Materials, you may submit your proxy by mail, Internet, or telephone. If you attend the meeting you can vote either in person or by your proxy. For further details on voting, please refer to the section entitled "Voting and Other Information" beginning on page 1 of the proxy statement.
Admission to the Annual Meeting:
If you wish to attend the meeting in person and you are a registered owner of shares of stock on the record date, you must show a government issued form of identification which includes your picture. If you are a beneficial owner of shares as of the record date that are held for your benefit by a bank, broker or other nominee, in addition to the picture identification, you will need proof of ownership of our common stock on the record date to be admitted to the meeting. A recent brokerage statement or a letter from your bank, broker, or other nominee holder that shows that you were an owner on the record date are acceptable examples of proof of ownership.

By Order of the Board of Directors

Michael W. Conlon Secretary

May 19, 2015

HOW TO VOTE

        Your broker may not vote on any non-routine matters without instructions from you. If you are a beneficial owner of our Common Stock and do not give your broker instructions on how to vote your shares, the broker will return the proxy card to us without voting on proposals not considered "routine." This is known as a broker non-vote. Only the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2015 is considered to be a routine matter.

Vote Right Away

        Even if you plan to attend our Annual Meeting in person, please read this proxy statement carefully and vote right away using any of the following methods. In all cases, have your proxy card or voting instruction card in hand and follow the instructions.

By Internet	By telephone	By mailing your proxy card

Visit 24/7 www.proxyvote.com	Dial toll-free 24/7 (800) 690-6903	Cast your ballot, sign your proxy card and send by mail in the enclosed postage-paid envelope

        Please follow the directions on your proxy card or voting instruction card carefully. If you hold our Common Stock in a brokerage account (that is, in "street name"), your ability to vote by telephone or over the Internet depends on your broker's voting process. If you plan to vote in person at the Annual Meeting and you hold our Common Stock in street name, you must obtain a proxy from your broker and bring that proxy to the meeting.

        If you hold your stock through a Men's Wearhouse employee benefit plan, please follow the instructions provided to you by each plan or broker through which you hold shares (which may be different than the instructions provided above). To vote all of your shares of our Common Stock, you must complete, sign, date, and return each proxy card you receive or vote the shares as instructed for each set of proxy materials you receive.

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
JULY 1, 2015

        This proxy statement is furnished to the shareholders of The Men's Wearhouse, Inc. (the "Company", also referred to in this proxy statement as "we", "us", or "our"), whose principal executive offices are located at 6380 Rogerdale Road, Houston, Texas 77072, and at 6100 Stevenson Blvd., Fremont, California 94538, in connection with the solicitation by our Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 11:00 a.m., Pacific daylight time, on Wednesday, July 1, 2015, at the Company's executive offices located at 6100 Stevenson Blvd., Fremont, CA 94538, or any adjournment(s) thereof (the "Annual Meeting").

        The Annual Meeting will be held to:

  •
  elect eight directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

  •
  approve a proposal to amend the Company's 2004 Long-Term Incentive Plan, as amended, to (i) increase both the number of shares authorized for issuance under the plan and the related annual limits to individual participants and (ii) remove remaining share recycling provisions from the plan;

  •
  approve the material terms of the performance goals for performance awards under the Company's 2004 Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code;

  •
  approve, on an advisory basis, the compensation of the Company's named executive officers;

  •
  ratify the appointment of the firm of Deloitte & Touche LLP as independent registered public accounting firm for the Company for fiscal 2015; and

  •
  transact such other business as may properly come before the meeting or any adjournment thereof.

        This proxy statement is being made available on or about May 22, 2015, to the holders of record of our common stock, $.01 par value per share ("Common Stock"), on May 6, 2015 (the "Record Date"). At the close of business on the Record Date, there were outstanding and entitled to vote 48,321,408 shares of our Common Stock, and only the holders of record on such date shall be entitled to vote at the Annual Meeting.

The Men's Wearhouse, Inc. 2015 Proxy Statement

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2015 Proxy Statement Summary	1
Annual Meeting of Shareholders	1
Matters to be Voted on at the Annual Meeting	1
Voting and Other Information	1
Election of Directors	5
Director Compensation	9
Corporate Governance	11
Director Qualifications	11
Identifying and Evaluating Nominees for Directors	12
Board of Directors Independence	12
Board Leadership Structure and Role in Risk Oversight	12
Attendance at the Annual Meeting of Shareholders	13
Communications with the Company	13
Investor Information	13
Committees of the Board of Directors and Meeting Attendance	13
Procedures and Processes for Determining Executive and Director Compensation	15
Compensation Committee Interlocks and Insider Participation	15
Compensation Committee Report	16
Audit Committee Report	16
Proposal to Amend the Company's 2004 Long-Term Incentive Plan	18
Overview of Proposed Amendments	18
Summary of the 2004 Plan	19
U.S. Federal Income Tax Consequences of Awards Granted Under the 2004 Plan	27
Awards Under the 2004 Plan	29
Equity Plan Compensation Information	31
Proposal to Approve the Material Terms of the Performance Goals for Performance Awards Under the Company's 2004 Long-Term Incentive Plan for Purposes of Section 162(m) of the Internal Revenue Code	32
Overview	32
Employees Eligible to Receive Performance Awards	33
Business Criteria on which Performance Goals may be Based	33
Maximum Amount Payable to an Employee upon Attainment of a Performance Goal	34
Executive Officers	35
Executive Compensation	37
Compensation Discussion and Analysis	37
Summary Compensation Table	52
Employment Agreements	53
Grants of Plan-Based Awards Table	65
Outstanding Equity Awards At Fiscal Year End Table	66

The Men's Wearhouse, Inc. 2015 Proxy Statement

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The Men's Wearhouse, Inc. 2015 Proxy Statement

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2015 PROXY STATEMENT SUMMARY

        This summary highlights information contained in this proxy statement. You should read the entire proxy statement carefully before voting.

Annual Meeting of Shareholders

Date and Time:	Wednesday, July 1, 2015, at 11:00 a.m., Pacific daylight time
Place:	The Men's Wearhouse, Inc. executive offices located at 6100 Stevenson Blvd., Fremont, CA 94538
Record Date:	If you were a shareholder of record at the close of business on May 6, 2015, you may vote at the meeting and any adjournment(s) thereof

Matters to be Voted on at the Annual Meeting

Matter		Board Recommendation	Page Reference for More Information
Elect eight directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified:		FOR	5
William B. Sechrest	Sheldon I. Stein
David H. Edwab	Grace Nichols
Douglas S. Ewert	Allen I. Questrom
Rinaldo S. Brutoco	B. Michael Becker
Approve a proposal to amend the Company's 2004 Long-Term Incentive Plan, as amended, to (i) increase both the number of shares authorized for issuance under the plan and the related annual limits to individual participants and (ii) remove remaining share recycling provisions from the plan.		FOR	18
Approve the material terms of the performance goals for performance awards under the Company's 2004 Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code.		FOR	32
Approve, on an advisory basis, the compensation of the Company's named executive officers.		FOR	78
Ratify the appointment of the firm of Deloitte & Touche LLP as independent registered public accounting firm for the Company for fiscal 2015.		FOR	82

VOTING AND OTHER INFORMATION

        Who is soliciting my vote?    The Board of Directors of The Men's Wearhouse, Inc. is soliciting your vote at the Annual Meeting of Shareholders. Costs of the solicitation are being borne by the Company.

        Who may vote?    You may vote if you were the holder of record of shares of our Common Stock at the close of business on May 6, 2015, also referred to as the "Record Date". Only the holders of record shall be entitled to vote at the Annual Meeting. You are entitled to one vote on each matter presented at the Annual Meeting for each share of our Common Stock for which you were a holder of record on the Record Date. If you held shares of our Common Stock on the Record Date in "street name" (usually

The Men's Wearhouse, Inc. 2015 Proxy Statement

through a bank, broker, or other nominee), then the record holder of your shares will generally vote those shares in accordance with your instructions.

        What am I voting on?    You are voting on:

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  the election of the eight nominees named in this proxy statement as directors of the Company;

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  the approval of a proposal to amend the Company's 2004 Long-Term Incentive Plan, as amended, to (i) increase both the number of shares authorized for issuance under the plan and the related annual limits to individual participants and (ii) remove remaining share recycling provisions from the plan;

  •
  the approval of the material terms of the performance goals for performance awards under the Company's 2004 Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code;

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  the approval, on an advisory basis, of the compensation of the Company's named executive officers;

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  the ratification of the appointment of the firm of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2015; and

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  any other matters that are properly brought before the meeting.

        What is the quorum requirement for holding the Annual Meeting?    The holders of a majority of the total shares of our Common Stock issued and outstanding on May 6, 2015, must be present in person or represented by proxy for the meeting to be held. The shares held by each shareholder who properly submits a proxy will be counted for purposes of determining the presence of a quorum at the meeting. As of the close of business on May 6, 2015, we had 48,321,408 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting.

        What vote is required to elect a director at the Annual Meeting?    To be elected, a director nominee must receive a plurality of the votes cast. The form of proxy provides a means for you to vote for all, some or none of the nominees. The withholding of authority to vote for some or all of the nominees by you will reduce the number of votes received by, but otherwise will have no effect on the results of the election of, those directors for whom authority to vote is withheld.

        What vote is required to pass the other proposals at the Annual Meeting?    The affirmative vote of a majority of the shares is required to approve all other proposals.

        What is the effect of an "abstain" vote on the proposals to be voted on at the Annual Meeting?    Abstentions are counted toward the calculation of a quorum, but are not treated as either a vote for or against a proposal. Except as discussed below with respect to advisory votes, an abstention has the same effect as a vote against a proposal or, in the case of the election of directors, as shares to which voting power has been withheld. With respect to the vote to approve, on an advisory basis, the compensation of our named executive officers, a shareholder's choice to abstain will reduce the number of votes cast for, but otherwise will have no effect on the results of, this advisory vote.

        What is the effect of a "broker non-vote" on the proposals to be voted on at the Annual Meeting?    A "broker non-vote" occurs if your shares of our Common Stock are not registered in your name and you do not provide the record holder of your shares (usually a bank, broker, or other nominee) with voting instructions on any matter as to which, under the New York Stock Exchange ("NYSE") Listing Standards, a broker may not vote without instructions from you, but the broker nevertheless provides a proxy for your shares of our Common Stock. Broker non-votes are considered present for purposes of determining whether a quorum exists, but are not considered "votes cast" or shares "entitled to vote" with respect to any matter and therefore will have no effect on the results of a shareholder vote.

        Under the NYSE Listing Standards, the ratification of the appointment of our independent registered public accounting firm is the only matter for consideration at this meeting that a broker may vote on

The Men's Wearhouse, Inc. 2015 Proxy Statement

without your instructions. Therefore, if you do not provide instructions to the record holder of your shares with respect to all other proposals, a broker non-vote as to your shares of our Common Stock will result with respect to these proposals.

        If your shares of our Common Stock are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the shareholder voting on these important matters.

        How do I vote?    The process for voting your shares of our Common Stock depends on how your shares are held. Generally, you may hold shares in your name as a "record holder" (that is, in your own name) or in "street name" (that is, through a nominee, such as a broker or bank). If you hold shares of our Common Stock in street name, you are considered to be the "beneficial owner" of those shares.

        If you are a record holder, you may vote by proxy or you may vote in person at the Annual Meeting. If you are a record holder and would like to vote your shares by proxy prior to the Annual Meeting:

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  if you received a Notice Regarding Availability of Proxy Materials, go to the website www.proxyvote.com on the Internet and follow the instructions at that website to vote by Internet or telephone; or

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  if you received a proxy card in the mail, complete, sign, date, and mail the proxy card in the return envelope provided to you, or you may submit your vote by telephone by requesting telephone voting instructions through the website www.proxyvote.com.

        If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Even if you vote by proxy, you may still attend the Annual Meeting.

        If your shares of our Common Stock are held in the name of a broker, bank, or other nominee, you should receive separate instructions from the holder of your shares describing how to vote. You must respond as set out in those instructions in order for your shares to be voted on the matters to be presented at the Annual Meeting. If you do not instruct your broker, bank, or other nominee on how to vote in the election of directors; the vote to approve the proposal to amend our 2004 Long-Term Incentive Plan; the vote to approve the material terms of performance goals for performance awards under our 2004 Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code; and the vote to approve, on an advisory basis, the compensation of our named executive officers, your shares will not be voted on these matters.

        Nonetheless, if your shares of our Common Stock are held in the name of a broker, bank, or other nominee and you want to vote in person, you will need to obtain (and bring with you to the Annual Meeting) a legal proxy from the record holder of your shares (who must have been the record holder of your shares of our Common Stock as of the close of business on May 6, 2015) indicating that you were a beneficial owner of shares of our Common Stock as of the close of business on May 6, 2015, as well as the number of shares of which you were the beneficial owner on such date, and appointing you as the record holder's proxy to vote the shares of our Common Stock covered by that proxy at the Annual Meeting.

        What if I do not specify a choice for a matter when returning a proxy?    Properly submitted proxies received either by mail, Internet, or telephone in time for the meeting will be voted as specified therein. If you did not indicate otherwise, the persons named as proxies on the proxy card will vote your shares of our Common Stock as follows:

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  " FOR" the eight nominees for director listed in this proxy statement;

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  " FOR" the approval of the proposal to amend our 2004 Long-Term Incentive Plan;

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  " FOR" the approval of the material terms of the performance goals for performance awards under the Company's 2004 Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code;

The Men's Wearhouse, Inc. 2015 Proxy Statement

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  " FOR" the approval, on an advisory basis, of the compensation of our named executive officers; and

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  " FOR" the ratification of the appointment of the firm of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2015.

        Can I revoke my proxy?    Yes, you may revoke your proxy if you are a record holder by:

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  delivering a written notice of revocation to us at or prior to the Annual Meeting;

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  signing a proxy bearing a later date than the proxy being revoked and delivering it to us before the Annual Meeting; or

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  voting in person at the Annual Meeting.

        If your shares of our Common Stock are held in street name through a broker, bank, or other nominee, you should contact the record holder of your shares regarding how to revoke your proxy.

        Why did I receive a Notice Regarding Internet Availability of Proxy Materials?    Pursuant to the "notice and access" rules adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide shareholders access to our proxy materials over the Internet. As a result, instead of a paper copy of our proxy materials, a Notice Regarding Availability of Proxy Materials will be delivered to some or all of our shareholders. This notice explains how you can access our proxy materials over the Internet and also describes how to request a printed copy of these materials.

        Why didn't I receive a Notice Regarding Internet Availability of Proxy Materials?    We are mailing our proxy materials to our shareholders who have previously requested to receive a paper copy of the proxy materials.

        How can I access the proxy materials over the Internet?    You can access this proxy statement and our 2014 Annual Report on Form 10-K at www.menswearhouse.com under "Investor Relations". If you wish to help reduce the costs incurred by us in mailing proxy materials, you can consent to receiving all proxy materials for future annual meetings of shareholders electronically by e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

        How may I obtain a paper or e-mail copy of the proxy materials?    If you received a Notice Regarding Internet Availability of Proxy Materials, you will find instructions about how to obtain a paper or e-mail copy of the proxy materials and our 2014 Annual Report on Form 10-K in your notice. We will mail a paper copy of the proxy materials and our 2014 Annual Report on Form 10-K to all shareholders to whom we do not send a Notice Regarding Internet Availability of Proxy Materials.

        What should I do if I receive more than one Notice Regarding Internet Availability of Proxy Materials or more than one paper copy of the proxy materials?    Certain shareholders may receive more than one Notice Regarding Internet Availability of Proxy Materials or more than one paper copy of the proxy materials, including multiple proxy cards. For example, if you hold your shares of our Common Stock in more than one brokerage account, you may receive a separate notice or a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares of our Common Stock are registered in more than one name, you may receive a separate notice or a separate set of paper proxy materials and proxy card for each name in which you hold shares. To vote all of your shares of our Common Stock, you must complete, sign, date, and return each proxy card you receive or vote the shares to which each proxy card relates. If you have shares of our Common Stock held in one or more street names, you must complete, sign, date, and return to each bank, broker, or other nominee through which you hold shares each instruction card received from that bank, broker, or other nominee.

        How can I attend the Annual Meeting?    If you wish to attend the meeting in person and you are the record holder of shares of our Common Stock on May 6, 2015, you must show a government issued form of identification which includes your picture. If you are a beneficial owner of shares of our Common Stock as of May 6, 2015 that are held for your benefit by a bank, broker, or other nominee, in addition to the picture identification, you will need proof of ownership of our Common Stock on May 6, 2015 to be admitted to the meeting. A recent brokerage statement or a letter from your bank, broker, or other nominee holder that shows that you were an owner on May 6, 2015, are examples of proof of ownership.

The Men's Wearhouse, Inc. 2015 Proxy Statement

ELECTION OF DIRECTORS

        At the Annual Meeting, eight directors, constituting the entire Board of Directors of the Company (the "Board of Directors" or the "Board"), are to be elected. All directors of the Company hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified or their earlier resignation or removal.

        The following persons have been nominated to fill the eight positions to be elected by the shareholders. It is the intention of the persons named in the proxy to vote the proxies for the election of the nominees named below, unless otherwise specified. Management of the Company does not contemplate that any of the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Nominating and Corporate Governance Committee of the Board of Directors.

Name	Age	Position with the Company	Director Since
William B. Sechrest	72	Chairman of the Board	2004
David H. Edwab	60	Vice Chairman of the Board	1991
Douglas S. Ewert	51	Chief Executive Officer and Director	2011
Rinaldo S. Brutoco	68	Director	1992
Sheldon I. Stein	61	Director	1995
Grace Nichols	68	Director	2011
Allen I. Questrom	75	Director	2013
B. Michael Becker	70	Director	2013

        Further biographical information about our nominees for director and the experience, qualifications, attributes, and skills considered by our Nominating and Corporate Governance Committee and Board of Directors in determining that the nominee should serve as a director appears below.

William B. Sechrest

Mr. Sechrest was a founding shareholder in the law firm of Winstead Sechrest & Minick P.C. from 1973 to 2006, specializing in finance and banking practice. Currently, Mr. Sechrest is actively involved as a founding shareholder and member of the board of directors of Ojai Community Bank and Ojai Energy Systems, Inc., is the chief financial officer of Ojai Energy Systems,  Inc., and is a member of the law firm Calhoun, Bhella & Sechrest LLP. Mr. Sechrest is a member of the American College of Real Estate Lawyers. Mr. Sechrest was appointed non-executive Chairman of the Board of Directors of the Company in 2014.

Director Qualifications:

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Combines legal, financial, organizational and interpersonal skills in an effective way

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Forty years of experience in advising others with organizing, developing, financing and protecting a business or an idea

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Wise counsel from almost all areas of business

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Calm leadership and alignment

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Fosters dialogue on important issues

Board Committees:

•

Audit

•

Transaction

The Men's Wearhouse, Inc. 2015 Proxy Statement

David H. Edwab

Mr. Edwab joined the Company in 1991 and served as Senior Vice President, Treasurer and Chief Financial Officer of the Company. In 1993, he served as Chief Operating Officer of the Company. In 1997, Mr. Edwab was named President of the Company. In 2000, Mr. Edwab resigned as President of the Company to join Bear, Stearns & Co. Inc. ("Bear Stearns") as a Senior Managing Director and Head of the Retail Group in the Investment Banking Department. Concurrently, Mr. Edwab was named Vice Chairman of the Board for the Company. In 2002, Mr. Edwab re-joined the Company as executive Vice Chairman of the Board until his retirement as an executive officer and employee of the Company on October 1, 2014. He continues to serve as the non-executive Vice Chairman of the Board. Mr. Edwab is also a director of New York & Company, Inc., where he serves as chairman of their nomination and governance committee and is on their audit committee, and Vitamin Shoppe, Inc., where he serves as lead director, is on their audit committee, and is chairman of their compensation committee.

Director Qualifications:

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Constantly looking for new opportunities and follows through

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Great energy, focus and analytical skills

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Broad experience and skill on the financial and operational sides of retailing

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Grounded in realities but always seeing new possibilities

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Experience in mergers and acquisitions

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Outstanding network

Board Committees:

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Transaction

Douglas S. Ewert

Mr. Ewert joined the Company in 1995. From 1996 to 1999, he served as General Merchandise Manager. From 1999 to 2000, he served as Vice President – Merchandising and General Merchandise Manager. In April 2000, he was named Senior Vice President – Merchandising, and in March 2001, he was named Executive Vice President and Chief Operating Officer of K&G Men's Company. In March 2002, he was named Executive Vice President and General Merchandise Manager for the Company. In January 2005, he was named Executive Vice President and Chief Operating Officer. In January 2008, he was named President and Chief Operating Officer. On June 15, 2011, Mr. Ewert became President and Chief Executive Officer of the Company and, in September 2014, his title was changed to Chief Executive Officer.

Director Qualifications:

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Extensive experience with the Company

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Extensive experience in men's retailing

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Demonstrated effective leadership within the Company

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Exceptional interpersonal skills within the Company's organization

Board Committees:

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Transaction

The Men's Wearhouse, Inc. 2015 Proxy Statement

Rinaldo S. Brutoco

Mr. Brutoco has been, since 2000, President and Chief Executive Officer of ShangriLa Consulting, Inc., which is affiliated with the ShangriLa Group, a privately held consulting and merchant banking concern. He also is founder, President and Chief Executive Officer of the World Business Academy and has authored multiple books and articles on energy policy and innovation.

Director Qualifications:

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Brings legal, financial, innovation, retailing and organizational transformation experience and proven skills

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Extensive knowledge of new technologies and ways of doing business

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Skilled in helping maintain the corporate culture and values important to the Company's success

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Evaluates strategies at all levels of implementation

Board Committees:

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Audit

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Nominating and Corporate Governance

Sheldon I. Stein

Mr. Stein is the President and Chief Executive Officer of Glazer's Distributors, one of the country's largest distributors of wine, spirits, and malt products. From 2008 until July 2010, Mr. Stein was a Vice Chairman of Global Investment Banking and Head of Southwest Investment Banking for Bank of America, Merrill Lynch. Before joining Merrill Lynch in 2008, Mr. Stein had been with Bear Stearns for over twenty years as a Senior Managing Director running Bear Stearns' Southwest Investment Banking Group and as a member of Bear Stearns' President Advisory Council. Mr. Stein is also a director of Alon USA Partners, LP, where he serves on the audit committee. In addition, Mr. Stein served as a director of Tuesday Morning Corporation from September 2011 until May 31, 2012.

Director Qualifications:

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Keen perspective and skill in building solid Company value

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Long history of providing strategic advice to chief executive officers of major companies with his sharp intellect coupled with practical wisdom

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Broad network of business and personal relationships and perspectives

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Experience and skills in corporate finance, mergers and acquisitions

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CEO of one of the 200 largest privately held companies in the nation

Board Committees:

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Compensation, Chair

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Nominating and Corporate Governance

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Transaction

The Men's Wearhouse, Inc. 2015 Proxy Statement

Grace Nichols

Ms. Nichols spent more than twenty years at Limited Brands, including 14 years as Chief Executive Officer of Victoria's Secret Stores from 1992 until she retired in January 2007. From 1986 to 1992, she served as Executive Vice President of Victoria's Secret Stores. Prior to joining Limited Brands, Ms. Nichols held various senior merchandising positions in teen's and women's apparel at The Broadway Southern California divisions of Carter, Hawley, Hale, Inc. Ms. Nichols is also a director of New York & Company, Inc., where she serves as non-executive chairperson and is on the nomination and governance committee and the compensation committee. In addition, Ms. Nichols served as a director of Pacific Sunwear of California Inc. from 2007 to March 20, 2012. Ms. Nichols holds a Professional Director Certification from the American College of Corporate Directors, a national public director and credentialing organization.

Director Qualifications:

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Extensive experience as a senior executive and director in the retail industry

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Ability to understand and analyze the operational and management challenges associated with large retailers

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Particular expertise in branding and merchandising

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Experience and insights regarding the retail industry from a woman's perspective

Board Committees:

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Nominating and Corporate Governance, Chair

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Compensation

Allen I. Questrom

Mr. Questrom was Chairman and Chief Executive Officer of Neiman Marcus, Inc. from 1988 to 1990. He was Chairman and CEO of Federated Department Stores, Inc. (now Macy's) from February 1990 to May 1997. He served as Chairman of the Board of Barneys New York, Inc. from May 1997 to January 2001 and as Chief Executive Officer and President from May 1997 until September 2000. From 2000 through December 2004, he was the Chairman and Chief Executive Officer of J.C. Penney Company. He has been a Senior Advisor for Lee Equity Partners since 2006. Mr. Questrom is currently a member of the Board of Directors of each of the Glazer Family of Companies and At Home retail chain, and a Trustee of Boston University. Until June 2014, Mr. Questrom was a member of the board of directors of Sotheby's; until 2013, a member of the board of directors of Foot Locker, Inc.; and until 2010, a member of the board of directors of Wal-Mart Stores, Inc. and was non-executive chairman of Deb Shops, Inc.

Director Qualifications:

•

Over 40 years of executive management experience as the chief executive officer of several large, publicly-held retailers

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Extensive knowledge of the retailing industry, including expertise in customer service, merchandising and marketing

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Retailing financial expertise gained through years as a retailing chief executive officer

Board Committees:

•

Transaction

•

Compensation

The Men's Wearhouse, Inc. 2015 Proxy Statement

B. Michael Becker

Mr. Becker spent his career as an Audit Partner for Ernst & Young LLP from 1979 until his retirement in 2006. Mr. Becker was a Senior Consultant on airline risks to Pay Pal, Inc. from August 2008 to November 2009 and from August 2006 to August 2008 had a consulting practice which had an arrangement with Ernst & Young LLP to provide accounting and audit consulting services for two of its clients. Mr. Becker holds an MBA and is also a director at Vitamin Shoppe, Inc., where he is chairman of its audit committee and is on its compensation committee.

Director Qualifications:

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Extensive experience in accounting and financial matters

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Deep experience in auditing and financial reporting

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Significant experience in serving a variety of retailers as auditor, consultant or board member

Board Committees:

•

Audit, Chair

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE " FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

DIRECTOR COMPENSATION

        Our employee directors do not receive any additional compensation in respect of their service as directors. After review of recommendations for board compensation provided by Pay Governance, a prominent consulting firm specializing in advisory services related to executive and director compensation, and as a result of our acquisition of Jos. A. Bank Clothiers, Inc. ("Jos. A. Bank") and the additional responsibilities assumed by the Board over a now much larger enterprise, the Board increased its annual compensation commencing with the payments made at the end of the third quarter of fiscal 2014. Each of our non-employee directors now receives an annual cash retainer of $125,000 (increased from $100,000). In addition, Mr. Sechrest, as the Chairman of the Board, receives an additional annual cash retainer of $125,000 (increased from $50,000 as lead director). The Chair of the Audit Committee now receives an annual cash retainer of $25,000 (increased from $20,000), members of the Audit Committee who are not otherwise the Chairman of the Board or a chair of another committee will receive an annual cash retainer of $15,000 (increased from $10,000) and any members of the Audit Committee who are also the Chairman of the Board or chair another committee will continue to receive an annual cash retainer of $10,000. The Chair of the Compensation Committee now receives an annual cash retainer of $20,000 (increased from $10,000) and the Chair of the Nominating and Corporate Governance Committee receives an annual cash retainer of $15,000 (increased from $10,000).

        Further, each non-employee director on the last day of each fiscal quarter receives a grant of a number of shares of restricted stock equal to $31,250 (increased from $25,000) divided by the closing price of our Common Stock on the last trading day of such fiscal quarter. In addition, on September 11, 2014, each non-employee director received a one-time grant of 2,500 restricted shares of our Common Stock that vests on September 12, 2015 in recognition of the Jos. A. Bank acquisition and the additional responsibilities related thereto. Upon his or her appointment, any new director will receive a grant of 2,500 restricted shares of our Common Stock as of the first day such person is appointed or elected to the Board of Directors (changed from a grant of restricted shares having a fair market value equal to $25,000 on the date of grant). All such awards are or will be subject to the terms of the 2004 Plan. All restrictions on the restricted stock awards lapse one year after the date of grant or, if earlier, upon the occurrence of a Change in Control of the Company (as defined in the award agreements entered, or to be entered, into between us and the directors under the 2004 Plan, the form of which was filed as Exhibit 10.12 to our Annual Report on Form 10-K for the fiscal year ended January 31, 2015).

The Men's Wearhouse, Inc. 2015 Proxy Statement

        The following table summarizes compensation paid to each non-employee director during the fiscal year ended January 31, 2015:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)(2)(3)		Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($) (4)		Total ($)(3)
William B. Sechrest	212,500	239,436		—	—	—	10,938	(5)	462,874
Rinaldo S. Brutoco	125,000	239,436		—	—	—	2,516		366,952
Sheldon I Stein	127,500	239,436		—	—	—	2,516		369,452
Grace Nichols	121,264	239,436		—	—	—	6,231	(6)	366,931
Allen I. Questrom	112,500	239,436		—	—	—	3,289		355,225
B. Michael Becker	132,500	239,436		—	—	—	3,691		375,627
Michael L. Ray, Ph.D. (7)	41,401	25,005	(8)	—	—	—	8,843	(9)	75,249
Deepak Chopra, M.D. (7)	37,637	25,005	(8)	—	—	—	8,843	(9)	71,485

(1)
Represents aggregate grant date fair value of awards computed in accordance with FASB ASC topic 718 (for additional information see Note 11 of Notes to Consolidated Financial Statements including in our Annual Report on Form 10-K for the fiscal year ended January 31, 2015).
(2)
The aggregate number of options and unvested stock awards held by each non-employee director as of January 31, 2015 was as follows:

	Aggregate Unvested Stock Awards Outstanding as of January 31, 2015	Aggregate Options Outstanding as of January 31, 2015
William B. Sechrest	4,845	3,000
Rinaldo S. Brutoco	4,845	4,500
Sheldon I. Stein	4,845	4,500
Grace Nichols	4,845	—
Allen I. Questrom	4,845	—
B. Michael Becker	4,845	—
Michael L. Ray, Ph.D.	—	—
Deepak Chopra, M.D.	—	—
(3)
The total for each director, other than Mr. Ray and Dr. Chopra, includes $127,000 related to the one-time award of 2,500 shares described above.
(4)
Includes amount of dividends paid to the director on unvested restricted stock awards.
(5)
Includes $8,422 paid by us in 2014 with respect to the non-participant portion of the insurance premiums for Mr. Sechrest as a result of his participation in our group medical and dental plans.
(6)
Includes $3,715 paid by us in 2014 with respect to the non-participant portion of the insurance premiums for Ms. Nichols as a result of her participation in our group medical plan.
(7)
Mr. Ray and Dr. Chopra chose not to stand for re-election at the 2014 Annual Meeting.
(8)
In recognition of their service to the Company, the Board of Directors approved the waiving of the vesting requirement on any unvested restricted stock issued by the Company to Mr. Ray and Dr. Chopra effective as of June 18, 2014.
(9)
All Other Compensation for Mr. Ray and Dr. Chopra includes a stipend of $1,000 per month paid to each for their service on the Advisory Council to the Board of Directors.

The Men's Wearhouse, Inc. 2015 Proxy Statement

CORPORATE GOVERNANCE

        Our business and affairs are managed under the direction of the Board of Directors to enhance the long-term value of the Company for our shareholders. In exercising its authority to direct, the Board recognizes that the long-term interests of our shareholders are best advanced by appropriate consideration of other stakeholders and interested parties including employees and their families, customers, suppliers, communities and society as a whole. To assist the Board in fulfilling its responsibilities, the Board has adopted certain Corporate Governance Guidelines (the "Guidelines"). The Guidelines can be found on our website under "Investor Relations – Corporate Governance." As contemplated by the Guidelines, the Board of Directors has regular executive sessions where non-management directors meet without management participation. The director designated by the Board as the Chairman of the Board is the presiding director for each executive session.

Director Qualifications

        As set forth in the Guidelines, a majority of the members of the Board of Directors must qualify as independent directors in accordance with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder, and the applicable rules of the NYSE. In addition, at least two-thirds in number (if two-thirds is not a whole number then at least the nearest whole number to two-thirds that is less than two-thirds) of the directors shall meet the following qualifications:

  •
  shall not have been employed by us as an executive officer in the past ten years;

  •
  is not an executive officer or director, or a person serving in a similar capacity with, nor an owner of more than 1% of the equity of, a significant customer, supplier, or service provider to us. For purposes hereof, "significant" shall mean circumstances where during the past fiscal year the business with the customer, supplier, or service provider equaled or exceeded either 1% of the revenue thereof or 1% of our revenue;

  •
  is not personally the accountant, lawyer, or financial advisor for compensation to any of our executive officers;

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  is not a trustee, director, or officer of any charitable organization that received contributions during the past fiscal year aggregating $100,000 or more from us;

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  has not within the last three years engaged in a transaction with us required to be disclosed in our proxy statement pursuant to Subpart 229.400 of Regulation S-K of the Rules and Regulations of the SEC; and

  •
  is not a father, mother, wife, husband, daughter, son, father-in-law, mother-in-law, daughter-in-law, or son-in-law of a person who would not meet the foregoing qualifications.

        A director shall not serve on more than four boards of directors of publicly-held companies (including our Board of Directors) unless the full Board determines that such service does not impair the director's performance of his or her duties to the Company. Directors are expected to report changes in their business or professional affiliations or responsibilities, including retirement, to the Chairman of the Board and the Chair of the Nominating and Corporate Governance Committee and will be expected to offer to resign if the Nominating and Corporate Governance Committee concludes that the director no longer meets our requirements for service on the Board of Directors. The Nominating and Corporate Governance Committee of the Board may establish from time to time additional qualifications for directors, taking into account the composition and expertise of the entire Board.

        The Board believes that directors should be shareholders and have a financial stake in the Company. Therefore, the Board requires directors to hold an ownership position in the Company, which in

The Men's Wearhouse, Inc. 2015 Proxy Statement

September 2014 was increased to the lesser of 12,000 shares or $625,000 in aggregate market value. New directors must reach the ownership requirement within five years of becoming a director. Each director has met the new requirement, except Messrs. Becker and Questrom who have until September 2016 to do so.

Identifying and Evaluating Nominees for Directors

        The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a diverse view of thoughts based on each Board member's knowledge, life experiences, capabilities, and ethnic background. While the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, it does attempt to identify director nominees who can provide a diverse perspective to the Board of Directors.

Board of Directors Independence

        The Board of Directors has affirmatively determined that each member of the Board, with the exception of Messrs. Edwab and Ewert, is independent in accordance with NYSE Listing Standards and our Guidelines and has no current material relationship with the Company, except as a director.

Board Leadership Structure and Role in Risk Oversight

        The Board of Directors believes that it is beneficial to the Company and increases the effectiveness of the Board to have an independent director integrally involved in establishing and leading the Board agenda and interacting with management on a regular basis. As a result, the Board of Directors has appointed Mr. Sechrest to serve as the non-executive Chairman of the Board. In his capacity as Chairman, Mr. Sechrest consults regularly with Mr. Ewert and other members of management; has primary responsibility with Mr. Ewert for preparing the agenda for Board meetings; with Mr. Ewert, leads the meetings of the Board of Directors; and chairs the executive sessions of the Board. We believe that the bifurcation of the chairman and chief executive officer roles leads to more prudent risk management practices and brings a level of oversight to management activities that may not otherwise exist if the chairman and chief executive officer was a single individual.

        The Board of Directors addresses risks relating to the Company's overall business strategy, including the risks related to mergers and acquisitions, divestitures, and other significant non-recurring transactions. With respect to the oversight of the Company's operational risks, the Company's Chief Compliance Officer supervises the day-to-day risk management responsibilities and in turn reports to the Audit Committee on particular areas of risk. The Audit Committee focuses on the process the Company goes through to identify financial, operational and data security risks and the procedures for addressing such risks, and periodically requires the Chief Compliance Officer and other members of senior management to report to the Audit Committee with respect thereto. The Compensation Committee considers human resources risks and evaluates and sets compensation programs that encourage decision-making predicated upon a level of risk consistent with our business strategy and to ensure that our compensation policies, programs and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

The Men's Wearhouse, Inc. 2015 Proxy Statement

Attendance at the Annual Meeting of Shareholders

        Our Board of Directors holds a regular meeting in conjunction with the Annual Meeting of Shareholders. Therefore, the directors are encouraged to and generally attend our Annual Meeting of Shareholders. All of the directors attended the 2014 Annual Meeting of Shareholders.

Communications with the Company

        Any shareholder or other interested party wishing to send written communications to any one or more members of our Board Committees or the Board of Directors, including the Chairman of the Board or other non-management directors, may do so by sending them in care of Corporate Compliance, 6380 Rogerdale Road, Houston, Texas 77072. All such communications will be reviewed by the Company and forwarded to Board members as appropriate.

Investor Information

        To obtain a printed copy of our Code of Business Conduct, Code of Ethics for Senior Management, Corporate Governance Guidelines or charters for the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board of Directors, send a written request to us in care of Corporate Compliance, 6380 Rogerdale Road, Houston, Texas 77072. This material is also available on our website at www.menswearhouse.com under "Investor Relations – Corporate Governance."

Committees of the Board of Directors and Meeting Attendance

        During the fiscal year ended January 31, 2015, no director attended fewer than 75% of all of the meetings of the Board of Directors and of any committee of which such director was a member.

        During the fiscal year ended January 31, 2015, the Board of Directors held ten meetings.

        The Board of Directors has established three standing committees: Audit, Compensation and Nominating and Corporate Governance. In addition, during 2013, the Board established a special Transaction Committee in connection with our acquisition of Jos. A. Bank, which continued to meet into early 2014 but is no longer an active committee.

        The committee(s) on which each director serves is set forth below:

	Audit	Compensation	Nominating and Corporate Governance	Transaction
William B. Sechrest	X			X
David H. Edwab				X
Douglas S. Ewert				X
Rinaldo S. Brutoco	X		X
Sheldon I. Stein		X	X	X
Grace Nichols		X	X
Allen I. Questrom		X		X
B. Michael Becker	X

Audit Committee

        The Audit Committee operates under a written charter. The Board affirmatively determined that all members of the Audit Committee are "independent" in accordance with the NYSE Listing Standards and Rule 10A-3(b)(1) of the Exchange Act. In addition, the Board has determined that each of the members of the Audit Committee is "financially literate" and is an "audit committee financial expert," as that term is defined in the rules promulgated by the SEC pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee Chair is Mr. Becker. The Committee's responsibilities to the Board of Directors are detailed in

The Men's Wearhouse, Inc. 2015 Proxy Statement

the Amended and Restated Charter of the Audit Committee, which can be found on the Company's website under "Investor Relations – Corporate Governance," and are discussed in further detail in the Audit Committee's report which appears below. During the fiscal year ended January 31, 2015, the Audit Committee held nine meetings.

Compensation Committee

        The Compensation Committee operates under a written charter. The Board affirmatively determined that each member of the Compensation Committee is "independent" in accordance with the NYSE Listing Standards, is a "non-employee director," as defined in Section 16 of the Exchange Act, and is an "outside director," as defined by Section 162(m) of the Internal Revenue Code. The Compensation Committee Chair is Mr. Stein. The Compensation Committee reviews and approves our overall compensation policy and considers and approves, on behalf of the Board of Directors, the compensation of our Named Executive Officers, including the Chief Executive Officer and certain other senior officers, and the implementation of any compensation program for the benefit of any of our executive officers. The Compensation Committee's responsibilities to the Board of Directors are detailed in the Charter of the Compensation Committee which can be found on the Company's website under "Investor Relations – Corporate Governance." During the fiscal year ended January 31, 2015, the Compensation Committee held ten meetings. The Compensation Committee's report appears below.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee operates under a written charter. The Board affirmatively determined that all members of the Nominating and Corporate Governance Committee are "independent" in accordance with the NYSE Listing Standards. The Nominating and Corporate Governance Committee Chair is Ms. Nichols. The Nominating and Corporate Governance Committee develops and recommends to the Board of Directors a set of corporate governance principles for the Company, studies and reviews with management the overall effectiveness of the organization of the Board of Directors and the conduct of its business and reports and makes recommendations to the Board of Directors as appropriate, and considers candidates to be elected directors and recommends to the Board of Directors the nominees for directors. The Nominating and Corporate Governance Committee's responsibilities to the Board of Directors are detailed in the Charter of the Nominating and Corporate Governance Committee which can be found on the Company's website under "Investor Relations – Corporate Governance."

        The Nominating and Corporate Governance Committee normally does not consider unsolicited director nominees put forth by shareholders because the need for a new director generally only occurs on limited occasions when a director position becomes open as a result of a decision to increase the size of the Board or if a director retires or resigns. If and when such an event might occur, the Board of Directors feels that it is in the best interest of the Company to focus our resources on evaluating candidates at the appropriate time and who come to us through reputation or a relationship which initially validates the reasonableness of the person as a candidate or through professional search processes that do the same. During the fiscal year ended January 31, 2015, the Nominating and Corporate Governance Committee held one meeting.

Transaction Committee

        In November 2013, the Board established a special Transaction Committee following the unsolicited proposal from Jos. A. Bank to acquire the Company. The Board established the special Transaction Committee for the limited purpose of coordinating with Company management discussions related to a possible combination with Jos. A. Bank, to actively participate in the negotiations with respect to such a combination, and to make recommendations to the full Board of Directors with respect to any such combination. The Transaction Committee recommended, and the full Board approved, that we enter into an Agreement and Plan of Merger with Jos. A. Bank, dated as of March 11, 2014, pursuant to which we

The Men's Wearhouse, Inc. 2015 Proxy Statement

acquired Jos. A. Bank on June 18, 2014, for total consideration of approximately $1.8 billion. The Transaction Committee is not a standing committee of the Board but may be reconstituted in the event another significant potential transaction is presented to the Board in the future. During the fiscal year ended January 31, 2015, the Transaction Committee held five meetings.

Procedures and Processes for Determining Executive and Director Compensation

        The Compensation Committee is responsible for reviewing and establishing the compensation of the Chief Executive Officer and the other Named Executive Officers. The Compensation Committee also reviews and discusses with the Chief Executive Officer the compensation for all other executive officers. In accordance with SEC Rule 10C-1 and NYSE Listing Standards, the Compensation Committee has the sole authority to retain compensation consultants and any other type of legal or accounting adviser it deems appropriate to fulfill its duties and obligations. Based on a variety of input received by the Compensation Committee, including requested input from compensation consultants and the experience of its members, the Compensation Committee determines the compensation of our Chief Executive Officer during an executive session of the Compensation Committee, at which the Chief Executive Officer is not present.

        Our Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of the Company's executive officers including, but not limited to, grants under our equity plans. The members of the Compensation Committee discuss these recommendations with our Chief Executive Officer and may further discuss them in executive session. The final determinations as to the compensation of the Chief Executive Officer and those officers' whose annual base salary, plus maximum payout under our annual non-equity cash incentive program, is equal to or in excess of $500,000, are made solely by the Compensation Committee, and the Chief Executive Officer determines the compensation for the other executive officers with input from and oversight by the Compensation Committee. The Compensation Committee's Charter provides that the Compensation Committee may delegate any of its powers and responsibilities to a subcommittee of the Compensation Committee.

        As set forth in the Guidelines, the Board of Directors or an authorized committee thereof may from time to time review and determine the form and amount of director compensation, including cash, equity-based awards, and other director compensation. The Guidelines further provide that, in determining director compensation, the following should be considered: (1) fair and competitive compensation for the time commitment to appropriately discharge the work required for a company of similar size and scope; (2) alignment of the director's interest with the long-term interests of the Company; and (3) a transparent and readily understandable compensation program. From time to time, the Compensation Committee reviews director compensation with its independent compensation consultants and makes recommendations to the full Board for approval of any changes to director compensation. See "Director Compensation" above for a discussion of changes made to director compensation in 2014.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2014, no member of the Compensation Committee was an officer or employee of the Company or any of our subsidiaries, or was formerly an officer of the Company or any of our subsidiaries, or had any relationships requiring disclosure by us under Item 404 of Regulation S-K of the General Rules and Regulations of the SEC or the NYSE Listing Standards.

        During fiscal 2014, none of our executive officers served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

The Men's Wearhouse, Inc. 2015 Proxy Statement

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with the Company's management. Based upon such review and the related discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE Sheldon I. Stein, Chair Grace Nichols Allen I. Questrom

Audit Committee Report

        The Audit Committee is composed entirely of non-management directors. The members of the Audit Committee meet the independence and financial literacy and experience requirements contained in the corporate governance listing standards of the NYSE and additional, heightened independence criteria applicable to members of the Audit Committee under SEC and NYSE rules. Each member of the Audit Committee is an "audit committee financial expert" as defined by the SEC. The Audit Committee has adopted, and annually reviews, a charter which complies with all current regulatory requirements and outlines the practices the Audit Committee follows.

        The role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the accounting and financial reporting processes of the Company, including its internal control over financial reporting. In fulfilling its role, the Audit Committee relies on the work and assurances of the Company's management and internal audit and the independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, the system of internal controls, including internal control over financial reporting, risk management, and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The Company's independent registered public accounting firm, Deloitte & Touche LLP, is responsible for auditing the consolidated financial statements and expressing an opinion on the fair presentation of those financial statements in conformity with accounting principles generally accepted in the United States, performing reviews of the unaudited quarterly financial statements and auditing and expressing an opinion on the effectiveness of the Company's internal control over financial reporting.

        During fiscal 2014, the Audit Committee met and held discussions with management, internal audit and the independent registered public accounting firm and independently as a committee. The Audit Committee discussed with the Company's independent registered public accounting firm and internal audit the overall scope and plans for their respective audits. In addition, the Audit Committee met with the independent registered public accounting firm and internal audit with and without management present to discuss the results of their examinations. The Audit Committee also reviewed with management and the independent registered public accounting firm significant risks and exposures identified by management, the overall adequacy of the Company's legal, regulatory and ethical compliance programs, including the Company's Code of Conduct and the Company's information technology security programs.

        Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States and the Audit Committee has reviewed and discussed the consolidated financial statements as of and for the year ended January 31, 2015 with management and the independent registered public accounting firm, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and critical accounting policies and estimates, the clarity of disclosures in the financial statements, and the overall quality of the Company's financial reporting.

The Men's Wearhouse, Inc. 2015 Proxy Statement

        In addition, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the adequacy and effectiveness of the Company's financial reporting procedures, disclosure controls and procedures, and internal control over financial reporting, including the respective reports of management and the independent registered public accounting firm on the effectiveness of the Company's internal control over financial reporting. The Audit Committee also discussed with the Chief Executive Officer and the Chief Financial Officer of the Company their respective certifications with respect to the Company's Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for the fiscal year ended January 31, 2015. The Audit Committee discussed with the independent registered public accounting firm all matters required to be discussed under the standards of the Public Company Accounting Oversight Board ("PCAOB"), including those matters required to be discussed by Auditing Standards No. 16, Communications with Audit Committees, and Rule 2-07 of Regulation S-X.

        In addition, the Audit Committee has discussed with the independent registered public accounting firm the auditor's independence from the Company and its management, including the matters in the written disclosures regarding Deloitte & Touche LLP's communications with the Audit Committee concerning independence, provided to the Audit Committee by the firm pursuant to applicable requirements of the PCAOB. The Audit Committee pre-approved the audit and non-audit services provided by the independent registered public accounting firm. The Company considered with the independent registered public accounting firm whether the provision of non-audit services to the Company by them and the related fees was compatible with the auditor's independence. The Audit Committee has concluded that the independent registered public accounting firm, Deloitte & Touche LLP, is independent from the Company and its management.

        The Audit Committee is directly responsible for the appointment, evaluation, retention, compensation, oversight, and when appropriate, the termination of the independent registered public accounting firm. The Audit Committee evaluates the performance of the Company's independent registered public accounting firm, including the lead audit partner and the engagement team, each year and determines to reengage the current independent registered public accounting firm or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors' capabilities, technical expertise and knowledge of the Company's operations and industry. The Audit Committee also considers the quality of its ongoing discussions with the auditors, the ability of the auditors to remain independent, external data relating to audit quality and performance, including recent PCAOB reports on Deloitte & Touche LLP and its peer firms, the appropriateness of fees charged, and tenure as the Company's auditors. Based on this evaluation, the Audit Committee decided that it was in the best interests of the Company and its shareholders to continue the retention of Deloitte & Touche LLP as our independent registered public accounting firm for the year ended January 31, 2015. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, the Audit Committee will continue its practice of recommending that the Board ask the shareholders, at their annual meeting, to ratify the appointment of the independent registered public accounting firm.

        In reliance on the reviews and discussions referred to above, and the receipt of the unqualified opinions from Deloitte & Touche LLP dated March 27, 2015, with respect to the consolidated financial statements of the Company as of and for the year ended January 31, 2015, and with respect to the effectiveness of the Company's internal control over financial reporting, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements and management's assessment of the effectiveness of the Company's internal control over financial reporting be included in the Company's Annual Report on Form 10-K for the year ended January 31, 2015, for filing with the SEC.

AUDIT COMMITTEE B. Michael Becker, Chair Rinaldo S. Brutoco William B. Sechrest

The Men's Wearhouse, Inc. 2015 Proxy Statement

PROPOSAL TO AMEND THE COMPANY'S 2004 LONG-TERM INCENTIVE PLAN

Overview of Proposed Amendments

        On May 1, 2015, the Board approved, subject to shareholder approval, the Fourth Amendment to The Men's Wearhouse, Inc. 2004 Long-Term Incentive Plan (the "2004 Plan"), as further described below. The 2004 Plan permits the grant of options (both incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, deferred stock units ("DSUs"), performance stock awards, performance units, other stock-based awards and cash-based awards to non-employee directors, officers and other employees of the Company. As of May 6, 2015, 430,481 shares of our Common Stock remain available for grant of future awards under the 2004 Plan.

        At the Annual Meeting, shareholders are being asked to approve the proposed amendments to the 2004 Plan to increase the number of shares authorized for issuance under the 2004 Plan by 2,300,000; increase the number of shares for equity-based awards and maximum cash-based awards which may be granted to any individual participant in a given year; and remove all remaining share recycling provisions from the 2004 Plan. If the Fourth Amendment is not approved by our shareholders, the 2004 Plan will remain in force and effect in accordance with its current terms and conditions and we may grant awards up to the number of shares of Common Stock remaining available for issuance under the 2004 Plan through March 29, 2024.

        If the Fourth Amendment is approved by shareholders:

  •
  the maximum number of shares of our Common Stock which may be issued under the 2004 Plan will be increased from 4,610,059 to 6,910,059 shares,

  •
  the maximum number of shares that may be granted as restricted stock or performance stock awards will be increased from 2,305,030 to 3,455,030;

  •
  the maximum number of shares of our Common Stock with respect to which incentive stock options may be granted to an employee of the Company during a fiscal year and the maximum number of shares of our Common Stock with respect to each of nonqualified stock options and stock appreciation rights which may be granted to an employee or non-employee director of the Company during a fiscal year will be increased in each case from 300,000 to 500,000;

  •
  the maximum number of shares of our Common Stock with respect to each of restricted stock awards, performance stock awards, performance unit awards paid in shares of our Common Stock and other stock-based awards which may be granted to an employee or non-employee director of the Company during a fiscal year will be increased from 225,000 to 300,000;

  •
  the maximum amount with respect to which DSU awards may be granted to an employee or non-employee director of the Company during a fiscal year will be increased from the fair market value of 225,000 to the fair market value of 300,000 shares of our Common Stock, determined as of the date of the grant; and

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  the maximum aggregate amount with respect to which cash-based awards and performance unit awards paid in cash that may be awarded or credited to an employee or non-employee director of the Company during a fiscal year will be increased from $3,000,000 to a maximum value of $5,000,000 determined as of the date of the grant.

        In addition, the Fourth Amendment would remove all remaining "share recycling" provisions of the 2004 Plan. The Company had previously amended the 2004 Plan to only allow share recycling in the event an award was made as part of a compensation package for an individual who was hired as an

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employee or an individual who became an employee when his or her employer joined the Company as a result of an acquisition by merger or otherwise. If approved by shareholders, after the effective date of the amendment, the 2004 Plan would provide that: (1) shares of our Common Stock tendered as payment for an option exercise and shares of our Common Stock withheld from exercised or vested awards for taxes will no longer be available for further issuance under the 2004 Plan and (2) when a stock appreciation right is settled in shares of our Common Stock, the total number of shares subject to the stock appreciation right under the award agreement will be counted against the number of shares available for future issuances under the 2004 Plan.

Summary of the 2004 Plan

        The following is a brief summary intended to highlight certain of the principal features of the 2004 Plan, as amended. Because the following is a summary, it may not contain all of the information that is important to you. A copy of the 2004 Plan, as amended, is attached as Appendix A to this proxy statement and includes the proposed amendments as described herein. The description that follows is qualified in its entirety by reference to the full text of the 2004 Plan, as amended, set forth in Appendix A.

        Purpose.    The 2004 Plan is intended to reward certain non-employee directors of the Company and certain corporate officers and other employees of the Company and its affiliates by enabling them to acquire shares of our Common Stock and to receive other compensation based on the increase in value of our Common Stock or certain other performance measures. The 2004 Plan is also intended to advance the best interests of the Company and our shareholders by providing those persons who have substantial responsibility for the direction, management and growth of the Company and its subsidiaries with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company and its subsidiaries.

        Term.    The 2004 Plan became effective on March 29, 2004 and was amended and restated by the Board of Directors and approved by our shareholders in 2008. An amendment to increase the number of authorized shares was approved by the Board of Directors and the shareholders in 2011. The Board of Directors approved an amendment to the 2004 Plan in 2012 to limit the use of share recycling under the 2004 Plan and to clarify the provisions prohibiting cash buy-outs by the Company of awards of stock options or stock appreciation rights granted under the 2004 Long-Term Incentive Plan. Finally, the 2004 Plan was amended again by the Board of Directors in 2013 to extend the term of the 2004 Plan until 2024, which amendment was approved by shareholders at our 2013 Annual Meeting. As a result of such amendments, no awards may be granted under the 2004 Plan on or after March 29, 2024, unless the 2004 Plan is subsequently amended, with the approval of shareholders, to extend the termination date.

        Administration.    The Compensation Committee (or a subcommittee comprised of at least two of its members) or, in the absence thereof or in the case of the non-employee directors of the Company, the Board, shall administer the 2004 Plan (the "Plan Committee"). In administering the 2004 Plan, the Plan Committee shall have the full power to determine the persons to whom and the time or times at which awards will be made; determine the number and exercise price of shares of our Common Stock covered in each award, subject to the terms and provisions of the 2004 Plan; determine the terms, provisions and conditions of each award, which need not be identical and need not match the default terms set forth in the 2004 Plan; accelerate the time at which any outstanding award will vest; prescribe, amend and rescind rules and regulations relating to administration of the 2004 Plan; and make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the 2004 Plan.

        Eligibility.    Key employees who have substantial responsibility for or involvement with the management and growth of the Company or its subsidiaries and the non-employee directors of the Company will be eligible to receive awards (other than incentive stock options) under the 2004 Plan. An

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incentive stock option may be awarded only to an employee who is employed by the Company or one of its subsidiary corporations and determined by the Plan Committee to be a key employee on the date of the grant of the option.

        Maximum Shares Available.    Assuming the amendment to the 2004 Plan is approved by our shareholders at the Annual Meeting:

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  The maximum number of shares of our Common Stock which may be issued under the 2004 Plan may not exceed 6,910,059 shares, in the aggregate, provided that the aggregate number of shares which may be granted as restricted stock or performance stock awards are limited to 3,455,030 in each case. The maximum number of shares of our Common Stock with respect to which incentive stock options may be granted to an employee of the Company during a fiscal year is 500,000. The maximum number of shares of our Common Stock with respect to each of nonqualified stock options and stock appreciation rights which may be granted to an employee or non-employee director of the Company during a fiscal year is 500,000. The maximum number of shares of our Common Stock with respect to each of restricted stock awards, performance stock awards, performance unit awards paid in shares of our Common Stock and other stock-based awards which may be granted to an employee or non-employee director of the Company during a fiscal year is 300,000 or, with respect to DSU awards, the fair market value of 300,000 shares of our Common Stock, determined as of the date of the grant. The maximum aggregate amount with respect to which cash-based awards and performance unit awards paid in cash may be awarded or credited to an employee or non-employee director of the Company during a fiscal year may not exceed in value $5,000,000 determined as of the date of the grant. Such limitations are subject to adjustment in accordance with the 2004 Plan.

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  If any outstanding award expires or terminates for any reason, is settled in cash in lieu of shares of our Common Stock, or any award is surrendered, in each such case on or after April 20, 2012, the shares of our Common Stock allocable to the unexercised portion of that award will count against the aggregate number of shares of our Common Stock that may be granted under the 2004 Plan and will no longer be available for further issuance under the 2004 Plan. For awards granted under the 2004 Plan and exercised on or after April 1, 2015, if shares of our Common Stock are withheld from payment of the award to satisfy tax obligations with respect to such award, such shares will count against the aggregate number of shares of our Common Stock available for awards under the 2004 Plan and will no longer be available for further issuance under the 2004 Plan. When a stock appreciation right is settled in shares of our Common Stock, the number of shares subject to the stock appreciation right under the award agreement will be counted against the aggregate number of shares of our Common Stock available for grant under the 2004 Plan as one share for every share subject to the stock appreciation right, regardless of the number of shares of our Common Stock actually used to settle the stock appreciation right upon exercise.

        Any shares of our Common Stock delivered pursuant to an award may consist, in whole or in part, of authorized and unissued shares or treasury shares.

        Options.    The Plan Committee may grant options under the 2004 Plan to eligible persons in such number and upon such terms as the Plan Committee may determine, subject to the terms and provisions of the 2004 Plan. The Plan Committee may award incentive stock options intended to satisfy the requirements of section 422 of the Internal Revenue Code or nonqualified stock options which are not intended to satisfy the requirements of section 422 of the Internal Revenue Code.

        The price at which shares of our Common Stock may be purchased under an option shall be determined by the Plan Committee, but such price may not be less than 100% of the fair market value of the shares on the date the option is granted. No incentive stock option may be granted to any person who, at the time the option is granted, owns shares of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such option is at least

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110% of the fair market value of our Common Stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted. Effective for options granted under the 2004 Plan on or after January 1, 2005, an option may not be granted with any dividend equivalent rights.

        Unless a shorter term is specified in an option agreement or is an incentive stock option described in the prior paragraph, an option shall expire on the tenth anniversary of the date the option is granted. An option shall not continue to vest after the termination of the employment relationship between the optionee and the Company and its subsidiaries, or in the case of a non-employee director of the Company, the term of such director's service to the Board, for any reason other than death or disability of the optionee, unless otherwise specified in an option agreement.

        Subject to certain conditions and exceptions, an option which is or has become exercisable on the date on which an optionee ceases to be an employee of the Company or, in the case of a non-employee director of the Company, the term of such director's service to the Board:

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  for any reason other than death, disability or retirement shall terminate on the earlier of the tenth anniversary of the date the option is granted or the date that is one day less than one month after the termination of employment or, in the case of a non-employee director of the Company, the term of such director's service to the Board; and

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  due to death, disability or retirement before the tenth anniversary of the date the option is granted shall terminate on the earlier of the tenth anniversary of the date the option is granted, or the first anniversary of the date of the optionee's death, disability or retirement.

        The Plan Committee shall specify in the option agreement the time and manner in which each option may be exercised. The Plan Committee may accelerate the time in which any outstanding option may be exercised. However, in no event shall any option be exercisable on or after the tenth anniversary of the date of the grant of the option.

        To the extent that the aggregate fair market value of our Common Stock with respect to which incentive stock options first become exercisable by a holder of such award in any calendar year exceeds $100,000, taking into account both shares of our Common Stock subject to incentive stock options under the 2004 Plan and our Common Stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Plan Committee may designate which shares of our Common Stock are to be treated as shares acquired pursuant to the exercise of an incentive stock option.

        An optionee shall not have any rights as a shareholder with respect to our Common Stock covered by an option until the date on which the optionee becomes a shareholder of record with respect to such Common Stock after exercise of the option.

        Stock Appreciation Rights.    The 2004 Plan authorizes the Plan Committee to issue stock appreciation rights ("SARs") to eligible persons in such number and upon such terms and conditions as determined by the Plan Committee. SARs granted under the 2004 Plan may be freestanding SARs, tandem SARs or any combination of these forms of SARs.

        A SAR granted under the 2004 Plan shall confer upon a recipient a right to receive, upon exercise of such SAR, an amount equal to the excess of the fair market value of one share of our Common Stock on the date of exercise over the grant price of the SAR, which shall not be less than 100 percent of the fair market value of one share of our Common Stock on the date of grant of the SAR and in no event less than par value of one share of our Common Stock. Such amount may be paid to the optionee in cash, in our

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Common Stock of equivalent value, in some combination thereof, or in any other manner approved by the Plan Committee in its sole discretion. A SAR may not be granted with any dividend equivalent rights.

        The Plan Committee may impose such conditions and/or restrictions on any shares of our Common Stock received upon exercise of a SAR granted pursuant to the 2004 Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the holder of such award hold the shares of our Common Stock received upon exercise of a SAR for a specified period of time.

        Subject to the terms and provisions of the 2004 Plan and the applicable award agreement, by delivery of written notice in the manner designated by the Plan Committee and upon whatever additional terms and conditions the Plan Committee, in its sole discretion, imposes: (a) freestanding SARs may be exercised in whole or in part, and (b) tandem SARs may be exercised for all or part of the shares of our Common Stock subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option. A tandem SAR may be exercised only with respect to the shares of our Common Stock for which its related option is then exercisable. With respect to a tandem SAR issued in connection with an incentive stock option, the tandem SAR will expire no later than the expiration of the underlying incentive stock option; the value of the payout with respect to the tandem SAR may be for no more than 100% of the excess of the fair market value of the shares of our Common Stock subject to the underlying incentive stock option at the time the tandem SAR is exercised over the option price of the underlying incentive stock option; and the tandem SAR may be exercised only when the fair market value of the shares of our Common Stock subject to the incentive stock option exceeds the option price of the incentive stock option. The Plan Committee shall determine the right of each SAR holder to exercise the SAR following the termination of such holder's employment with the Company or its subsidiaries or service to the Board.

        The term of a SAR granted under the 2004 Plan shall be determined by the Plan Committee; provided that, no SAR shall be exercisable on or after the tenth anniversary date of its grant.

        A recipient of a SAR award, as such, shall have no rights as a shareholder.

        Restricted Stock.    Under the 2004 Plan, the Plan Committee may award restricted stock to eligible persons in such numbers and upon such terms as the Plan Committee shall determine. The amount of, the vesting, and the transferability restrictions applicable to any award of restricted stock will be determined by the Plan Committee. The recipient of the restricted stock will have all the rights of a shareholder with respect to the shares of restricted stock included in the restricted stock award during the restriction period established for the restricted stock award. Dividends paid with respect to restricted stock in cash or property other than shares of our Common Stock or rights to acquire shares of our Common Stock shall be paid to the recipient of the restricted stock award currently. Dividends paid in shares of our Common Stock or rights to acquire shares of our Common Stock shall be added to and become a part of the restricted stock.

        Deferred Stock Unit Awards.    The 2004 Plan authorizes the Plan Committee to grant DSUs to eligible persons in such amounts and upon such terms as the Plan Committee shall determine. Each DSU shall have a value equal to the fair market value of a share of our Common Stock. The amount of, the vesting, and the transferability restrictions applicable to any DSU award shall be determined by the Plan Committee. Payment under a DSU award shall be made in either cash or shares of our Common Stock as specified in the applicable award agreement. Payment under a DSU award shall be made at such time as is specified in the applicable award agreement.

        An award agreement for a DSU may specify that the holder of such award shall be entitled to the payment of dividend equivalents under the award. Each recipient of DSUs shall have no rights of a shareholder with respect to such recipient's DSUs.

The Men's Wearhouse, Inc. 2015 Proxy Statement

        Performance Awards.    Under the 2004 Plan, the Plan Committee may grant performance stock and performance unit awards to eligible persons in such amounts and upon such terms as the Plan Committee shall determine.

        The amount of, the vesting, and the transferability restrictions applicable to any performance stock or performance unit award shall be based upon the attainment of such performance goals as the Plan Committee may determine. A performance goal for a particular performance stock or performance unit award must be established by the Plan Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the performance goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain. A performance goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met and may be based on one or more of the following business criteria: earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, shareholder value, net cash flow, operating income, earnings before interest and taxes, cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth, and total market value. Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion, and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).

        Subject to the terms and conditions of the 2004 Plan, each holder of a performance stock award or a performance unit award payable in shares of our Common Stock shall have all the rights of a shareholder with respect to the shares of stock issued to such holder pursuant to the award during any period in which such issued shares of our Common Stock are subject to forfeiture and restrictions on transfer, including the right to vote such shares of stock. An award agreement for a performance unit award may specify that the holder of such award shall be entitled to the payment of dividend equivalents under the award.

        Payment under a performance unit award shall be made at such time as is specified in the applicable award agreement.

        Internal Revenue Code Section 162(m).    It is intended that the 2004 Plan will conform with the standards of section 162(m) of the Internal Revenue Code and Treasury Regulations section 1.162-27(e)(2)(i). Neither the Plan Committee nor the Board may increase the amount of compensation payable under a performance stock award or performance unit award. If the time at which any performance stock award or performance unit award will vest is accelerated, the number of shares of our Common Stock subject to, or the amount payable under, such award shall be reduced pursuant to Department of Treasury Regulation section 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

        No payments of stock or cash will be made pursuant to a performance stock award or performance unit award unless the shareholder approval requirements of Department of Treasury Regulation section 1.162-27(e)(4) are satisfied. See "Proposal to Approve the Material Terms of the Performance Goals for Performance Awards Under the Company's 2004 Long-Term Incentive Plan for Purposes of Section 162(m) of the Internal Revenue Code" below.

        Cash-Based Awards and Other Stock-Based Awards.    The Plan Committee may grant cash-based awards under the 2004 Plan to eligible persons in such amounts and upon such terms, including the achievement of specific performance goals, as the Plan Committee shall determine. The 2004 Plan authorizes the Plan Committee to grant other types of equity-based or equity-related awards not otherwise described by the terms and provision of the 2004 Plan, including the grant or offer for sale of

The Men's Wearhouse, Inc. 2015 Proxy Statement

unrestricted shares of our Common Stock, in such amounts and subject to such terms and conditions, as the Plan Committee shall determine. Such awards may involve the transfer of actual shares of our Common Stock to holders thereof, or payment in cash or otherwise of amounts based on the value of shares of our Common Stock, and may include, without limitation, awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

        The Plan Committee, in its sole discretion, shall determine the extent to which the holder of an award shall have the right to continue to hold cash-based awards and other stock-based awards following termination of such holder's employment with the Company or its subsidiaries, or in the case of a non-employee director, the termination of service on the Board. Such provisions need not be uniform among all cash-based awards and other stock-based awards issued pursuant to the 2004 Plan.

        Substitution Awards.    Awards may be granted under the 2004 Plan in substitution for stock options and other awards held by employees and directors of other corporations who are about to become employees of or affiliated with the Company or any of its subsidiaries as a result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of substantially all of the assets of another corporation or the acquisition by the Company of at least 50% of the issued and outstanding stock of another corporation as the result of which it becomes an affiliate of the Company. The terms and conditions of the substitute awards granted may vary from the terms and conditions set out in the 2004 Plan to the extent the Board, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the options and stock awards in substitution for which they are granted, but with respect to options that are incentive stock options, no such variation shall be such as to affect the status of any such substitute option as an "incentive stock option" under section 422 of the Internal Revenue Code.

        Non-Transferability.    Except as specified in the applicable award agreement or in a domestic relations court order, an award granted under the 2004 Plan shall not be transferable by the holder thereof (whether for consideration or otherwise) other than by will or under the laws of descent and distribution, and shall be exercisable, during such holder's lifetime, only by him or her. Any attempted assignment of an award in violation of the 2004 Plan shall be null and void. In the discretion of the Plan Committee, any attempt to transfer an award other than under the terms of the 2004 Plan and the applicable award agreement may terminate the award.

        No incentive stock option granted under the 2004 Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all incentive stock options granted to an employee under the 2004 Plan shall be exercisable during such employee's lifetime only by the employee and, after that time, by the employee's heirs and estate.

        Forfeiture.    If the Plan Committee finds by a majority vote that a holder of an award granted under the 2004 Plan, before or after termination of his employment with the Company or any of its subsidiaries or severance of his affiliation relationship with the Company and all its affiliates, (a) committed fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by or affiliation with the Company or an affiliate and such conduct damaged the Company or an affiliate, (b) disclosed trade secrets of the Company or an affiliate or (c) violated the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any affiliate to which the holder of such award is a party, then, as of the date the Plan Committee makes its finding, some or all awards awarded to such holder (including vested awards that have been exercised, vested awards that have not been exercised, and awards that have not yet vested), as determined by the Plan Committee in its sole discretion, and all net proceeds realized with respect to any such awards, will be forfeited to the Company on such terms as determined by the Plan Committee. The findings and decision of the Plan Committee with respect to the matter shall be final for all purposes.

The Men's Wearhouse, Inc. 2015 Proxy Statement

        The Plan Committee may specify in an award agreement that the rights, payments, and benefits of a holder of an award granted under the 2004 Plan with respect to such award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include, but shall not be limited to, termination of employment for cause, termination of such holder's provision of services to the Company or its subsidiaries, violation of material policies of the Company or its subsidiaries, breach of non-competition, confidentiality, or other restrictive covenants that may apply to such holder, or other conduct by such holder that is detrimental to the business or reputation of the Company or its subsidiaries.

        Antidilution.    If the Company shall effect a capital readjustment or any increase or reduction of the number of shares of our Common Stock outstanding, without receiving compensation therefor in money, services or property, then (1) the number, class or series and per share price of our Common Stock subject to outstanding awards under the 2004 Plan shall be appropriately adjusted (subject to the restriction discussed below under the heading "Award Agreements" regarding repricing) as to entitle a holder of an award under the 2004 Plan to receive upon exercise, for the same aggregate cash consideration, the equivalent total number and class or series of our Common Stock the holder would have received had the holder of such award exercised in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of our Common Stock then reserved to be issued under the 2004 Plan shall be adjusted.

        Changes in the Company's Capital Structure.    If a Corporate Change (such as a merger in which the Company is not the surviving entity, a sale of all or substantially all of the Company's assets, the dissolution of the Company or another corporate transaction as defined in the Internal Revenue Code) occurs while unexercised awards remain outstanding under the 2004 Plan, then, except as otherwise provided in an award agreement or other agreement between the holder of the award and the Company, or as a result of the Plan Committee's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any award then outstanding may be exercised, and no later than ten days after the approval by the shareholders of the Company and consummation of such Corporate Change, the Plan Committee, acting in its sole and absolute discretion, shall act to effect one or more of the following alternatives, which may vary among individual holders of awards granted under the 2004 Plan and which may vary among awards held by any individual holder of an award granted under the 2004 Plan:

        (1)   accelerate the time at which some or all of the awards then outstanding may be exercised, after which all such awards that remain unexercised and all rights of holders of awards thereunder shall terminate;

        (2)   require the mandatory surrender to the Company by all or selected holders of awards granted under the 2004 Plan of some or all of the then outstanding awards held by such holders as of a date, before or after such Corporate Change, in which event the Plan Committee shall thereupon cancel such award and the Company shall pay to each such holder an amount of cash per share equal to the excess, if any, of the per share price offered to shareholders of the Company in connection with such Corporate Change over the exercise prices under such award for such shares;

        (3)   with respect to all or selected holders of awards granted under the 2004 Plan, have some or all of their then outstanding awards assumed or have a new award of a similar nature substituted for some or all of their then outstanding awards under the 2004 Plan by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such holder or which is affiliated or associated with such holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of our Common Stock subject to the award immediately after the assumption or substitution over the aggregate exercise price of

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such Common Stock is equal to the excess of the aggregate fair market value of all our Common Stock subject to the award immediately before such assumption or substitution over the aggregate exercise price of such Common Stock, and (B) the assumed rights or the substituted rights will have the same terms and conditions as the rights under the existing award assumed or substituted for;

        (4)   provide that the number and class or series of our Common Stock covered by an award shall be adjusted so that such award when exercised shall thereafter cover the number and class or series of our Common Stock or other securities or property (including, without limitation, cash) to which the holder of such award would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the holder of such award had been the holder of record of the number of shares of our Common Stock then covered by such award; or

        (5)   make such adjustments to awards then outstanding as the Plan Committee deems appropriate to reflect such Corporate Change.

        If the Plan Committee chooses to effect one or more of the alternatives set out in paragraphs (3), (4) or (5) above, it may, in its sole and absolute discretion and without the consent or approval of any holder of an award granted under the 2004 Plan, accelerate the time at which some or all awards then outstanding may be exercised. With respect to a reincorporation merger in which holders of the Company's ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of the alternatives set forth above shall apply and, without Plan Committee action, each award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the award was exercisable for ordinary shares of stock of the Company. In the event of changes in our outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any award and not otherwise provided for above, any outstanding award and any award agreements evidencing such award shall be subject to adjustment by the Plan Committee in its sole and absolute discretion as to the number and price of our Common Stock or other consideration subject to such award. In the event of any such change in our outstanding Common Stock, the aggregate number of shares of our Common Stock available under the 2004 Plan may be appropriately adjusted by the Plan Committee.

        After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an award granted under the 2004 Plan shall be entitled to have his restricted stock appropriately adjusted based on the manner in which the shares of our Common Stock were adjusted under the terms of the agreement of merger or consolidation.

        Award Agreements.    Each award shall be embodied in a written award agreement that shall be subject to the terms and conditions of the 2004 Plan. The award agreement may specify the effect of a Change in Control of the Company on the award. The award agreement may contain any other provisions that the Plan Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the 2004 Plan. Except as described above under "Change in Control", the Plan Committee may not directly or indirectly lower the exercise price of a previously granted option or the grant price of a previously granted SAR or otherwise pay consideration to repurchase, cancel or revoke such award; provided that such prohibition shall not apply to shares of our Common Stock withheld to pay the option price of any option or to pay the withholding tax arising from the exercise of any option or SAR.

        Restrictions on Stock Received.    The Plan Committee may impose such conditions and/or restrictions on any shares of our Common Stock issued pursuant to an award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the holder of an award granted under the 2004 Plan hold the shares of our Common Stock for a specified period of time.

The Men's Wearhouse, Inc. 2015 Proxy Statement

        Amendment and Termination.    The Plan Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the 2004 Plan and any award agreement in whole or in part. However, no termination, amendment, suspension, or modification of the 2004 Plan or an award agreement shall adversely affect in any material way any award previously granted under the 2004 Plan, without the written consent of the holder holding such award. Without the prior approval of our shareholders and except as described above under "Change in Control", the Plan Committee shall not directly or indirectly lower the option price of a previously granted option or the grant price of a previously granted SAR issued under the 2004 Plan or otherwise pay consideration to repurchase, cancel or revoke such award (provided that such prohibition shall not apply to shares of our Common Stock withheld to pay the option price of any option or to pay the withholding tax arising from the exercise of any option or SAR). No amendment of the 2004 Plan shall be made without shareholder approval if shareholder approval is required by applicable law or stock exchange rules.

U.S. Federal Income Tax Consequences of Awards Granted Under the 2004 Plan

        The following is a general description of the U.S. federal income tax consequences generally applicable to the Company and a recipient of an incentive stock option, a nonqualified stock option, a SAR, a restricted stock award, a DSU award, a performance stock award, a performance unit award, a cash-based award or an other stock-based award granted under the 2004 Plan. This discussion is based on current law, is not intended to constitute tax advice, and does not address all aspects of U.S. federal income taxation that may be relevant to a particular participant in light of his or her personal circumstances and does not describe foreign, state, or local tax consequences, which may be substantially different.

        Incentive Stock Options.    When the Plan Committee grants an employee an incentive stock option to purchase shares of our Common Stock under the 2004 Plan, the employee will not be required to recognize any U.S. federal taxable income as a result of the grant or as a result of the employee's exercise of the incentive stock option; however, the difference between the exercise price and the fair market value of the shares of our Common Stock at the time of exercise is an item of tax preference that may require payment of an alternative minimum tax. On the sale of the shares acquired through exercise of an incentive stock option (assuming such sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain (or loss) will be taxed as long term capital gain (or loss) and the Company will not be entitled to any deduction in connection with the sale (or the grant or exercise) of the incentive stock option. With respect to a sale of shares that occurs after the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares.

        However, if the employee sells the shares acquired upon exercise of an incentive stock option before the later of (i) two years from the date of grant and (ii) one year from the date of exercise, the employee will be treated as having received, at the time of sale, compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction. The amount treated as compensation income is the excess of the fair market value of the shares at the time of exercise over the exercise price, and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as long or short term capital gain, depending on how long such shares were held. With respect to a sale of shares that occurs before the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares and the compensation income reported at the time of sale of the shares.

        Nonqualified Stock Options.    When the Plan Committee grants a nonqualified stock option to purchase shares of our Common Stock under the 2004 Plan, the recipient will not be required to recognize any U.S. federal taxable income as a result of the grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the nonqualified stock option. Generally, the measure of the income will be equal to the difference between the fair market value of the shares of

The Men's Wearhouse, Inc. 2015 Proxy Statement

our Common Stock acquired on the date the shares are acquired and the option price. The tax basis of the shares acquired on exercise of the nonqualified stock option for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the nonqualified stock option. The income reportable on exercise of the nonqualified stock option by an employee is subject to federal tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a nonqualified stock option.

        Stock Appreciation Rights.    The grant of a SAR under the 2004 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company at the time of grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the SAR. Generally, the measure of the income will be equal to the amount realized on exercise of the SAR. The income reportable on exercise of the SAR by an employee is subject to federal tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a SAR.

        Restricted Stock Awards.    The grant of a restricted stock award under the 2004 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company at the time of grant unless the recipient timely makes an election under section 83(b) of the Internal Revenue Code. Upon the expiration of the forfeiture restrictions applicable to the restricted stock award (i.e., as the shares become vested), the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of those shares at that time over the amount (if any) the recipient paid for the shares. The income realized by an employee is subject to federal tax withholding. The Company will be entitled to a deduction in the amount and at the time the recipient recognizes income. If an election under section 83(b) of the Internal Revenue Code has not been made, any dividends received with respect to any restricted shares that are not vested (i.e., the forfeiture restrictions have not yet lapsed) generally will be treated as compensation that is taxable as ordinary income to the recipient and the Company will be entitled to a corresponding deduction. With respect to any restricted shares that are vested (i.e., the forfeiture restrictions have lapsed), the recipient will be taxed on any dividends on such shares as the dividends are paid to the recipient and the Company will not be entitled to deductions with respect to the dividends.

        If the recipient of the restricted stock award makes an election under section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the restricted shares awarded under the restricted stock award, the recipient will recognize ordinary income on the date the shares are awarded. The amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the recipient will not be required to recognize additional ordinary income when the shares vest. However, if the shares are later forfeited, a loss can only be recognized up to the amount the individual paid, if any, for the shares of Common Stock.

        Deferred Stock Unit Awards.    The grant of a DSU award under the 2004 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company at the time of grant. At the time a DSU award vests the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction. Generally, the measure of the income and deduction will be the fair market value of our Common Stock at the time the DSU is settled.

        Performance Stock and Performance Unit Awards.    Performance stock awards granted under the 2004 Plan generally have the same tax consequences as restricted stock awards as discussed above (except that the compensation deduction limitation described below generally will not apply). A recipient of a performance unit award under the 2004 Plan generally will not realize U.S. federal taxable income at the time of grant of the award, and the Company will not be entitled to a deduction at that time with respect to the award. When the performance goals applicable to the performance unit award are attained and

The Men's Wearhouse, Inc. 2015 Proxy Statement

amounts are due under the award, the holder of the award will be treated as receiving compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction.

        Cash-Based Awards and Other Stock-Based Awards.    The grant of a cash-based award under the 2004 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company at the time of grant. At the time a cash-based award is settled in cash, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction. Generally the measure of the income and deduction will be the amount of cash received by the recipient of the award at the time the cash-based award is settled. Other stock-based awards granted under the 2004 Plan generally have the same tax consequences as DSU awards.

        Compensation Deduction Limitation.    Under section 162(m) of the Internal Revenue Code, the Company's federal income tax deductions for certain compensation paid to designated executives is limited to $1,000,000 per year. These executives include the Company's Chief Executive Officer and the next three highest compensated officers (other than the Company's Chief Financial Officer). Section 162(m) of the Internal Revenue Code provides an exception to this limitation for certain "performance based" compensation approved by a committee consisting solely of at least two "outside directors". The Company believes that nonqualified stock options to purchase shares of our Common Stock, SARs, and performance based awards granted under the 2004 Plan generally should qualify as performance based compensation for purposes of section 162(m) of the Internal Revenue Code. See "Proposal to Approve the Material Terms of Performance Goals for Performance Awards Under the Company's 2004 Long-Term Incentive Plan for Purposes of Section 162(m) of the Internal Revenue Code" below.

        Compliance with Section 409A.    Awards granted under the 2004 Plan shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of section 409A of the Internal Revenue Code and the Department of Treasury rules and regulations issued thereunder (collectively, "Section 409A"). If the Plan Committee determines that an award granted under the 2004 Plan, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the 2004 Plan would, if undertaken, cause a holder of an award to become subject to additional taxes under Section 409A, then unless the Plan Committee specifically provides otherwise, such award, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the 2004 Plan and/or award agreement for the award will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Plan Committee, in each case without the consent of or notice to the holder of the award. The period of exercisability of an option or a SAR shall not be extended to the extent that such extension would subject holder of that option or SAR to additional taxes under Section 409A.

Awards Under the 2004 Plan

        In addition to approximately 300 key employees (including our executive officers), there are currently six non-employee directors of the Company who are eligible to participate in the 2004 Plan. Each non-employee director will be granted on the last day of each fiscal quarter a number of shares of restricted stock or DSUs equal to $31,250 divided by the closing price of our Common Stock as reported on the NYSE on the last trading day of such fiscal quarter. For further information, see "Director Compensation" in this proxy statement.

        Since awards to be granted in the future under the 2004 Plan are at the discretion of the Compensation Committee, it is not possible to determine the benefits or the amounts received or that will be received under the 2004 Plan by eligible participants. During the fiscal year ended January 31, 2015, equity grants under the 2004 Plan were awarded to the following individuals who comprise our "Named Executive Officers" for fiscal 2014, which included awards made in September 2014 as part of a one-time

The Men's Wearhouse, Inc. 2015 Proxy Statement

accelerated issuance of the equity awards that would have been ordinarily been made as part of our annual grant process in fiscal 2015 (See "Compensation Discussion and Analysis" for additional information):

Name and Position	Aggregate Number of Shares Covered by Grants
Douglas S. Ewert, Chief Executive Officer	201,341
Jon W. Kimmins, Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer	37,093
Mary Beth Blake, President and Chief Merchandising Officer	43,333
Mark Neutze, Executive Vice President – Store Operations	29,540
Carole L. Souvenir, Executive Vice President – Employee Relations	20,843
David H. Edwab, (1) Vice Chairman of the Board	—
Executive Group	419,936
Non-Executive Officer Employee Group	189,490

(1)
Effective October 1, 2014, Mr. Edwab retired as an executive officer and employee of the Company but remains non-executive Vice Chairman of the Board, and as contemplated under his employment agreement, as amended, did not receive any equity grants during fiscal 2014 and will not receive any future equity grants under the terms of his employment agreement. If elected at the Annual Meeting, Mr. Edwab will be compensated for his service as a director on the same basis as the other non-employee directors. See "Director Compensation."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE " FOR" THE PROPOSAL TO AMEND THE 2004 PLAN TO (I) INCREASE BOTH THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 2004 PLAN AND THE RELATED ANNUAL LIMITS TO INDIVIDUAL PARTICIPANTS AND (II) REMOVE REMAINING SHARE RECYCLING PROVISIONS FROM THE 2004 PLAN.

The Men's Wearhouse, Inc. 2015 Proxy Statement

EQUITY PLAN COMPENSATION INFORMATION

As of the End of the Fiscal Year

        The following table sets forth certain equity compensation plan information for the Company as of January 31, 2015:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)(1)	Weighted- Average Exercise Price of Outstanding Options (b)(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities in column (a)) (c)(3)
Equity Compensation Plans Approved by Security Holders	1,209,590	$38.28	1,479,681
Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	1,209,590	$38.28	1,479,681

(1)
Consists of 660,283 shares issuable upon exercise of outstanding stock options and 549,307 shares issuable upon conversion of outstanding DSUs and performance units.
(2)
Calculated based upon outstanding stock options to purchase shares of our Common Stock.
(3)
Securities available for future issuance include 826,278 shares under the 2004 Plan and 653,403 shares under the Employee Stock Discount Plan. Refer to Note 11 and Note 12 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2015.

As of the Record Date

        The following table sets forth certain equity compensation plan information for the Company as of the record date, May 6, 2015:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)(1)	Weighted- Average Exercise Price of Outstanding Options (b)(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities in column (a)) (c)(3)
Equity Compensation Plans Approved by Security Holders	1,318,768	$38.77	1,061,827
Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	1,318,768	$38.77	1,061,827

(1)
Consists of 674,524 shares issuable upon exercise of outstanding stock options and 644,244 shares issuable upon conversion of outstanding DSUs and performance units. The weighted average remaining contractual term of the outstanding stock options is 6.2 years.
(2)
Calculated based upon outstanding stock options to purchase shares of our Common Stock only as shares issuable upon vesting of restricted stock, DSUs and performance units have no exercise price.
(3)
Securities available for future issuance include 430,481 shares under the 2004 Plan and 631,346 shares under the Employee Stock Discount Plan.

The Men's Wearhouse, Inc. 2015 Proxy Statement

PROPOSAL TO APPROVE THE MATERIAL TERMS OF THE PERFORMANCE GOALS FOR PERFORMANCE AWARDS UNDER THE COMPANY'S 2004 LONG-TERM INCENTIVE PLAN FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE

Overview

        Section 162(m) of the Internal Revenue Code ("Section 162(m)") generally imposes a limit on the Company's federal income tax deduction for compensation paid to our Chief Executive Officer and to each of our other three most highly compensated executive officers (other than the CFO) as determined on the last day of a tax year to the extent that the compensation paid to such officer exceeds $1,000,000 in any one year. That deduction limit does not apply, however, to performance-based compensation that satisfies the requirements of Section 162(m).

        The requirements of Section 162(m) for performance-based compensation include shareholder approval of the material terms of the performance goals under which the compensation is to be paid. The material terms include (1) the employees eligible to receive compensation upon attainment of a goal, (2) the business criteria on which the goals may be based, and (3) the maximum amount payable to an employee upon attainment of a goal. The regulations under Section 162(m) provide that if any of the material terms of the performance goals are changed, including the maximum amount payable to an employee upon attainment of a goal, then all the material terms of the performance goal must be disclosed again to, and reapproved by, the Company's shareholders.

        The 2004 Plan was initially adopted by the Board of Directors and approved by our shareholders in 2004, and the amendment and restatement of the 2004 Plan was adopted by the Board of Directors and approved by our shareholders in 2008. An amendment to increase the number of authorized shares was approved by the Board of Directors and the shareholders in 2011. The Board of Directors approved an amendment to the 2004 Plan in 2012 to limit the use of share recycling under the 2004 Plan and to clarify the provisions prohibiting cash buy-outs by the Company of awards of stock options or stock appreciation rights granted under the 2004 Plan. Finally, the 2004 Plan was amended again by the Board of Directors in 2013 to extend the term of the 2004 Plan until 2024, which amendment was approved by shareholders at our 2013 Annual Meeting.

        On May 1, 2015, the Board approved, subject to shareholder approval, certain changes to the maximum amount payable to an employee upon attainment of a Section 162(m) performance goal under the 2004 Plan. As a result, it is necessary for the Company to obtain shareholder reapproval of the performance goals for options, SARs, performance stock awards and performance unit awards to ensure that such awards granted in the future under the 2004 Plan will continue to qualify as performance-based compensation that is exempt from the $1,000,000 deduction limitation under Section 162(m) described above.

        Please see "Proposal to Amend the Company's 2004 Long-Term Incentive Plan" set forth above in this proxy statement for a summary description of the 2004 Plan, as amended, included on pages 18 through 30 of this proxy statement. Because this is a summary, it may not contain all of the information that is important to you. A full and complete copy of the 2004 Plan, as amended, is attached as Appendix A to this proxy statement and you are encouraged to read it carefully.

The Men's Wearhouse, Inc. 2015 Proxy Statement

Employees Eligible To Receive Performance Awards

        Performance-based compensation awards granted to employees under the 2004 Plan are administered by the Compensation Committee of our Board of Directors. The members of the Compensation Committee must qualify as "outside directors" under Section 162(m) in order for awards under the 2004 Plan to qualify as deductible performance-based compensation under Section 162(m). Subject to the terms of the 2004 Plan, the Compensation Committee has the sole discretion to determine the key employees who shall be granted awards, and the amounts, terms and conditions of each award. The Board of Directors confirms that the members of the Compensation Committee meet these criteria.

        In selecting participants for the 2004 Plan, the Compensation Committee chooses our key employees who have substantial responsibility for the direction, management and growth of the Company and its subsidiaries. The actual number of employees who will receive awards under the 2004 Plan cannot be determined because eligibility for participation is in the discretion of the Compensation Committee. However, there are currently approximately 300 key employees (including our executive officers) of the Company who are eligible to participate in the 2004 Plan and although participation in future years will be at the discretion of the Compensation Committee, we currently expect that a similar number of employees will be eligible to participate each year.

Business Criteria On Which Performance Goals May Be Based

        Under the 2004 Plan, the price at which shares of our Common Stock may be purchased under an option shall be determined by the Plan Committee, but such price may not be less than 100% of the fair market value of the shares on the date the option is granted. Likewise, the grant price of a SAR granted under the 2004 Plan is determined by the Plan Committee, but such price may not be less than 100% of the fair market value of one share of our Common Stock on the date of grant of the SAR. As a result, the performance goal for options and SARs granted under the 2004 Plan is based on the increase in the value of our Common Stock after the date of grant of the award to the date the award is exercised by the employee.

        Under the 2004 Plan the amount of and the vesting and transferability restrictions applicable to any performance stock award or performance unit award shall be based upon the attainment of such performance goals as the Compensation Committee may determine for employees based on the terms of the 2004 Plan.

        A performance goal set by the Plan Committee must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met and may be based on one or more of the following business criteria set out in the 2004 Plan which were previously approved by the Company's shareholders for the grant of performance stock awards and performance unit awards under the 2004 Plan: earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, shareholder value, net cash flow, operating income, earnings before interest and taxes, cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth and total market value. Performance goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).

        Performance goal criteria may be measured with respect to an employee, one or more business units of the Company, the Company as a whole, or any combination of the foregoing. The Compensation Committee may set performance periods and performance goals that differ from participant to participant.

The Men's Wearhouse, Inc. 2015 Proxy Statement

Maximum Amount Payable to an Employee upon Attainment of a Performance Goal

        Neither the Compensation Committee nor the Board of Directors may increase the amount of compensation payable under a performance stock award or performance unit award granted under the 2004 Plan. If the time at which any performance stock award or performance unit award will vest is accelerated, the number of shares of our Common Stock subject to, or the amount payable under, such award shall be reduced pursuant to Department of Treasury Regulation § 1.162-27(e)(2)(iii) to reasonably reflect the time value of money. No further grants of awards intended to be performance-based compensation awards will be made by the Compensation Committee unless the shareholder approval requirements of Department of Treasury Regulation § 1.162-27(e)(4) are satisfied for such awards.

        The Board of Directors has approved, subject to shareholder approval, the following changes to the performance-based compensation awards under the 2004 Plan:

  •
  the maximum number of shares of our Common Stock with respect to each of stock options and SARs which may be granted to an employee of the Company during a fiscal year will be increased in each case from 300,000 to 500,000 shares;

  •
  the maximum number of shares of our Common Stock with respect to which performance stock awards may be granted to an employee during the Company's fiscal year will be increased from 225,000 to 300,000 shares;

  •
  the maximum number of shares of our Common Stock with respect to which performance unit awards may be granted to an employee during the Company's fiscal year will be increased from 225,000 to 300,000 shares; and

  •
  the maximum aggregate amount with respect to which performance unit awards payable in cash may be awarded or credited to an employee during the Company's fiscal year will be increased from $3,000,000 to $5,000,000 in value.

        Given that payments under the 2004 Plan will be determined by comparing actual performance to the performance goals established by the Compensation Committee from time to time, it is not possible to conclusively state the amount of benefits that will be paid under the 2004 Plan for any performance period.

        The Compensation Committee or the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the 2004 Plan and any award agreement in whole or in part. However, no termination, amendment, suspension, or modification of the 2004 Plan or an award agreement shall adversely affect in any material way any award previously granted under the 2004 Plan, without the written consent of the holder holding such award. No amendment of the 2004 Plan shall be made without shareholder approval if shareholder approval is required by applicable law or stock exchange rules.

        As discussed above, if our shareholders approve the material terms of the performance goals under which Section 162(m) performance-based compensation will be paid under the 2004 Plan then future grants of such awards should continue to qualify as performance-based compensation that is exempt from the $1,000,000 deduction limitation described above. Thus, our shareholders' approval of this proposal will help ensure that the Company can continue to deduct for federal income tax purposes all such compensation paid by the Company.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE " FOR" THE PROPOSAL TO APPROVE THE MATERIAL TERMS OF THE PERFORMANCE GOALS FOR PERFORMANCE AWARDS UNDER THE COMPANY'S 2004 LONG-TERM INCENTIVE PLAN FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE.

The Men's Wearhouse, Inc. 2015 Proxy Statement

EXECUTIVE OFFICERS

        The following table lists the name, age, current position and period of service with the Company for each executive officer. Each officer will hold office until his or her successor shall have been elected and qualified or appointed.

Name	Age	Position with the Company	Executive Officer Since
Douglas S. Ewert	51	Chief Executive Officer	2000
Mary Beth Blake	48	President and Chief Merchandising Officer	2012
James R. Bragg II	45	Executive Vice President – Distribution	2012
Kelly M. Dilts	46	Senior Vice President – Finance and Investor Relations	2012
Jon W. Kimmins	57	Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer	2013
Mark Neutze	52	Executive Vice President – Store Operations	2012
Hyon C. Park	42	Executive Vice President and Chief Information Officer	2015
A. Alexander Rhodes	56	Executive Vice President and General Counsel	2015
Carole L. Souvenir	54	Executive Vice President – Employee Relations	2006
Matthew Stringer	39	Executive Vice President – Marketing	2014
Brian T. Vaclavik	48	Senior Vice President, Chief Accounting Officer and Principal Accounting Officer	2014

        See the discussion under "Board of Directors" for the business experience of Mr. Ewert.

        Mary Beth Blake joined the Company in 2008 as Chief Merchandising Officer of K&G Men's Company Inc., a wholly-owned subsidiary of the Company. In November 2008, Ms. Blake was named President of K&G. In February 2013, Ms. Blake was named Executive Vice President – Business Development of the Company and, in April 2013, her title was changed to Executive Vice President and Chief Merchandising Officer. In September 2014, Ms. Blake was named President and Chief Merchandising Officer of the Company.

        James R. Bragg II joined the Company in 1991. In October 2005, Mr. Bragg was named Vice President – Distribution. In April 2007, Mr. Bragg was named Senior Vice President – Tuxedo Distribution and, in March 2011, Mr. Bragg was named Executive Vice President – Distribution.

        Kelly M. Dilts joined the Company in 1998 as Assistant Controller. In March 2003, Ms. Dilts was named Associate Vice President – Finance & Accounting and, in March 2007, she was named Vice President – Finance & Accounting. In August 2012, Ms. Dilts was named Senior Vice President – Chief Accounting Officer and Principal Accounting Officer of the Company and, in June 2014, she was named Senior Vice President – Finance and Investor Relations.

        Jon W. Kimmins joined the Company in 2013 as Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer. Mr. Kimmins served as the Executive Vice President – Finance and Operations of LF-USA, Inc., a division of Li & Fung Limited, a wholesaler of apparel, footwear and fashion accessories, since April 2008.

        Mark Neutze joined the Company in 1995. In March 2004, Mr. Neutze was named Vice President – Stores. In April 2007, Mr. Neutze was named Senior Vice President – Stores. In March 2010, Mr. Neutze was named Executive Vice President – U.S. Store Operations and, in 2011, he was named Executive Vice President – Store Operations.

        Hyon C. Park joined the Company in 2011 as Vice President – Information Technology and, in October 2011, he was named Senior Vice President and Chief Information Officer. In January 2015, he was named Executive Vice President and Chief Information Officer. Prior to joining the Company,

The Men's Wearhouse, Inc. 2015 Proxy Statement

Mr. Park was with The Gymboree Corporation, a children's specialty apparel retailer, since November 2002 serving as a Sr. Director, Information Technology.

        A. Alexander Rhodes joined the Company in 2015 as Executive Vice President and General Counsel. Prior to joining the Company, Mr. Rhodes was with Chico's FAS, Inc., a women's specialty apparel retailer, since January 2003 most recently serving as its Executive Vice President-General Counsel and Corporate Secretary.

        Carole L. Souvenir joined the Company in 1998 as Vice President – Employee Relations. In March 2002, she was named Senior Vice President – Employee Relations. In August 2006, she was promoted to Chief Legal Officer and Executive Vice President – Employee Relations.

        Matthew Stringer joined the Company in 1999. In March 2008, Mr. Stringer was named Vice President – Marketing and, in March 2011, was named Senior Vice President – Marketing. In September 2014, Mr. Stringer was promoted to Executive Vice President – Marketing.

        Brian T. Vaclavik joined the Company in 2000 as Assistant Controller. In April 2005, Mr. Vaclavik was promoted to Corporate Controller and, in April 2006, he was named Associate Vice President and Corporate Controller. In April 2007, Mr. Vaclavik was promoted to Vice President and Corporate Controller and, in December 2012, he was named Vice President – Finance & Accounting. In June 2014, Mr. Vaclavik became Senior Vice President, Chief Accounting Officer and Principal Accounting Officer of the Company.

The Men's Wearhouse, Inc. 2015 Proxy Statement

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis describes our executive compensation programs and practices for our fiscal year 2014 Named Executive Officers:

  •
  Douglas S. Ewert, our Chief Executive Officer;

  •
  Jon W. Kimmins, our Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer;

  •
  Mary Beth Blake, our President and Chief Merchandising Officer;

  •
  Mark Neutze, our Executive Vice President – Store Operations;

  •
  Carole L. Souvenir, our Executive Vice President – Employee Relations; and

  •
  David H. Edwab, our Vice Chairman of the Board.

        Effective October 1, 2014, Mr. Edwab retired as an executive officer and employee of the Company. Mr. Edwab continues to serve as non-executive Vice Chairman of the Board. Each of our Named Executive Officers who is currently employed by the Company is referred to as a "continuing Named Executive Officer."

Executive Summary

Significant Compensation Decisions During 2014

        On June 18, 2014, we acquired all of the outstanding common stock of Jos. A. Bank, a men's specialty retailer, for $65.00 per share in cash, or total consideration of approximately $1.8 billion. The acquisition was the culmination of our successful defense against an unsolicited proposal from Jos. A. Bank to acquire the Company. As a result, the Company experienced a major expansion in store count, inventory, suppliers, personnel, revenue and expense in connection with the transaction involving Jos. A. Bank, which came shortly after the Company's acquisition of the Joseph Abboud brand in 2013. The Jos. A. Bank transaction required significant time, energy and focus by our Board of Directors and management team to complete and continues to require management's attention as we integrate these two businesses. Transactions of this size and complexity require a great deal of effort to fully realize the synergistic benefits and we are already seeing positive results from these efforts.

        In light of the significant changes the Company experienced in fiscal 2014, the Compensation Committee, with the assistance of Pay Governance, a prominent consulting firm specializing in advisory services related to executive and director compensation, undertook a comprehensive review of the Company's compensation practices following the completion of the Jos. A. Bank acquisition. As a result of this review, and taking into consideration the input from the Company's Chief Executive Officer and Pay Governance, in September 2014, the Compensation Committee determined that it was in the best interest of the Company to increase certain executive officers' base salaries and to revise and adjust various aspects of the Company's compensation practices pertaining to both our annual cash incentive plan and equity-based long term incentive awards. Under the new compensation program, senior executive officers, including each of our continuing Named Executive Officers other than Mr. Ewert, will receive equity awards in the following ratio: 40% performance units, 30% stock options and 30% time-vested DSUs, and Mr. Ewert will receive equity awards as follows: 50% performance units, 30% stock options and 20% time-vested DSUs. The annual cash incentive plan for 2015 will be established as a percentage of base salary and allow for payout based 80% on financial metric objectives based

The Men's Wearhouse, Inc. 2015 Proxy Statement

primarily on net consolidated earnings before interest and taxes ("EBIT") and 20% on personal performance objectives. These changes are designed and intended to reflect the substantially increased demands upon and responsibilities of our executives and the material impact the Jos. A. Bank acquisition will have on the size of the Company's operations and the Company's overall financial performance for the current and successive fiscal years. The Compensation Committee believes it is imperative to retain and incent our management team in order to successfully integrate the Jos . A. Bank operations with the Company. See "Elements of Compensation – Performance Based Annual Cash Bonuses" for a discussion pertaining to annual non-equity incentive awards and "Equity Awards – Stock Options" and "Equity Awards – Deferred Stock Units" below for a discussion of the criteria applied to performance-based and time-based long term equity incentive awards.

        As customary, in April 2014, the Compensation Committee made its awards of stock options and time and performance based equity grants to Company executives and employees. In addition, as part of the implementation of the updated compensation program recommended by Pay Governance, the Compensation Committee determined that it was in the best interests of the Company to issue equity awards to certain senior executive officers, including our continuing Named Executive Officers, under the new program in September 2014 instead of during our regular annual grant process in 2015. The Compensation Committee believed it important to recognize the extraordinary efforts of Mr. Ewert and other senior executive officers, including our continuing Named Executive Officers, at that time and provide a strong incentive for them to remain with the Company during the integration of the Jos. A. Bank operations and achieve superior results in connection therewith. The awards in September were intended to be an accelerated issuance of the awards that customarily would be made during fiscal 2015. As a result of this accelerated issuance of equity awards and a special one-time cash bonus paid in June 2014 in recognition of the outstanding efforts by senior management in connection with the successful conclusion of the Jos. A. Bank transaction, total reported compensation for Mr. Ewert and the other continuing Named Executive Officers will appear to be significantly higher than the amounts reported in prior fiscal years. However, our continuing Named Executive Officers' reported pay in next year's proxy statement attributable to equity awards will be significantly lower than the amounts reported in this proxy statement since they will not receive equity grants as part of our annual grant process during fiscal 2015.

Overview of Fiscal 2014 Financial Performance

        A summary of our financial performance for fiscal 2014, which includes the results of Jos. A. Bank from June 18, 2014, compared to fiscal 2013 is presented below:

  •
  revenues increased by 31.5%, or $779.3 million, to $3,252.5 million for the year;

  •
  gross margin increased by $269.6 million, or 24.8%, to $1,358.6 million;

  •
  selling, general and administrative ("SG&A") expenses, excluding advertising expense, increased by $268.3 million or 31.6% to $1,117.1 million;

  •
  net loss attributable to common shareholders totaled $0.4 million;

  •
  diluted loss per share attributable to common shareholders was $0.01 per share compared to diluted earnings per share of $1.70 in 2013;

  •
  results for fiscal 2014 include approximately $179.1 million of acquisition and integration costs primarily related to Jos. A. Bank, non-operating items, purchase accounting adjustments and costs related to an arbitration award related to the Joseph Abboud acquisition; and

  •
  our Board of Directors declared an aggregate of $0.72 per share in dividends to shareholders.

        Despite the successful acquisition and the increase in our revenues in fiscal 2014, as a result of the market conditions in place at the end of our fiscal year, our stock price decreased 1.0% from $48.04 on

The Men's Wearhouse, Inc. 2015 Proxy Statement

the last trading day of fiscal 2013 to $46.47 per share on the last trading day of fiscal 2014. However, on March 12, 2015, after announcement of our year end results, the closing price was $52.26.

        The total compensation received by Mr. Ewert, our Chief Executive Officer, in fiscal 2014 as reported in the Summary Compensation Table was $9,672,031 as compared to total compensation of $3,622,131 in fiscal 2013, an increase of approximately $6.0 million, of which approximately $4.2 million resulted from the equity grants awarded to him in September 2014 in lieu of those that would have been issued in April 2015 (as further discussed in this Compensation Discussion and Analysis). As described in "Chief Executive Officer Reported Pay vs. Realized Value" below, over the same period, Mr. Ewert's realized pay increased 92% from $3,199,875 in fiscal 2013 to $6,132,902 in fiscal 2014, and his realized pay as a percentage of reported pay decreased from 88.3% in 2013 to 63.4% in fiscal 2014, a decrease of 28%.

Overview of Compensation Philosophy

        Our executive compensation philosophy is focused on pay for performance and is designed to reflect appropriate governance practices aligned with the needs of our business and the interests of our shareholders, which has dramatically changed over the last fiscal year and is constantly evolving. Below is a brief summary of compensation practices we have adopted, and a list of problematic pay practices that we avoid.

WHAT WE DO

✓    Pay for Performance: We align executive compensation with Company objectives on both a short term and long-term basis. The majority of our target total direct compensation for our Named Executive Officers is comprised of variable compensation through our annual incentive bonuses and equity based long-term incentive compensation. Actual total direct compensation varies based on the extent of achievement of, among other things, operational and financial performance goals and individual performance criteria.

✓    Stock Ownership Guidelines: Our stock ownership guidelines require executives to own stock and/or have an interest in deferred stock units valued at a multiple of base salary, ranging from 2.5 times salary for our senior executives to 5 times salary for the Chief Executive Officer. All of our continuing Named Executive Officers meet or exceed these requirements, except Mr. Neutze who has until September 2019 to do so.

✓    Mitigation of Risk: Our compensation plans have provisions designed to mitigate undue risk, including caps on the maximum level of payouts, clawback provisions, varied performance measurement periods, and multiple performance metrics. In addition, the Board and management perform an annual risk assessment to identify potential undue risk created by our incentive plans. We do not believe any of our compensation programs create risks that are reasonably likely to have a material adverse impact on the Company.

✓    Clawback Policy: All executive officers' incentive compensation is subject to a clawback that applies in the event of certain financial restatements due to wrongful actions, among other things.

✓    Independent Compensation Consultant: The Compensation Committee retained Pay Governance to serve as its independent executive compensation consultants. During fiscal 2014, Pay Governance did not provide any other services to the Company other than those related to employee and director compensation.

✓    Double Trigger: Effective for all awards made on or after September 1, 2014, equity awards will not automatically vest in the event of a change in control unless also accompanied by a qualifying termination of employment.

The Men's Wearhouse, Inc. 2015 Proxy Statement

WHAT WE DON'T DO

c    No Tax Gross-Ups in Change in Control Agreements: We do not provide for tax gross-ups for excise taxes that may be imposed as a result of payments made in connection with a change in control.

c    No Current Payment of Dividend Equivalents on Unvested Long-Term Incentives: For all equity award agreements after April 3, 2013, dividend equivalents on unvested deferred stock units or performance units are only paid out to the extent that the underlying award is ultimately earned.

c    No Repricing of Underwater Stock Options: Our 2004 Plan does not permit us to reprice or exchange underwater options without shareholder approval.

c    No Hedging, Short Sales, or Derivative Transactions: Our Company policies prohibit our directors and executives from hedging or trading in derivatives involving our Common Stock and strongly discourages pledging of our Common Stock through the required pre-approval by the designated executive officer pursuant to our insider trading policies.

Chief Executive Officer Compensation

        The Compensation Committee continues to focus on putting in place competitive compensation for the Company's executive officers, and, as a result, works from time to time with compensation consultants to advise it with respect to competitive compensation arrangements. Upon consummation of the Jos. A. Bank transaction, and in recognition of the significantly increased responsibilities Mr. Ewert and other Company executives would assume as a result thereof, the Compensation Committee reviewed again its approach to its compensation practices and engaged the services of Pay Governance, who undertook a new review of our executive compensation policies and practices. As a result, the Compensation Committee determined to modify its approach to Mr. Ewert's overall compensation. The Compensation Committee determined that a greater proportion of Mr. Ewert's overall compensation package should be in the form of performance-based equity incentive awards in order to provide a strong incentive to Mr. Ewert to remain with the Company, and to more strongly emphasize the Compensation Committee's desire to reward superior performance while at the same time, reflect the competitive market for executive managerial talent such as Mr. Ewert. In its analysis, Pay Governance provided the Compensation Committee with data with respect to other retail apparel companies, similar in size to projected revenues and market capitalization of the newly combined Company. The companies selected by Pay Governance included: Abercrombie & Fitch Co., Aeropostale, Inc., American Eagle Outfitters, Inc., ANN INC., Ascena Retail Group, Inc., Brown Shoe Company, Inc., Chico's FAS, Inc., DSW Inc., Express, Inc., Foot Locker, Inc., Genesco Inc., Guess?, Inc., The Children's Place Retail Stores, Inc., and The Finish Line, Inc. While the Compensation Committee considered this data in addition to other information when determining what would be appropriate compensation for a chief executive officer of the Company, it did not target Mr. Ewert's compensation to any specific benchmark against the peer group or any particular member or sub-set of the peer group.

        For 2014, Mr. Ewert received a base salary of $1,250,000, an annual bonus payout under our non-equity incentive bonus program of $1,718,750, option awards having a fair market value on the date of grant of $2,051,278, and deferred stock units (or DSUs) subject to solely time-based vesting having a fair market value at grant equal to $4,135,552, and DSUs subject to performance-based vesting having a fair market value at grant equal to $2,585,537. The primary factor in the significant increase between the fiscal 2013 and fiscal 2014 reported Chief Executive Officer compensation is the fact that in June 2014, the Compensation Committee issued a special one-time cash bonus to Mr. Ewert and other executives in recognition of their outstanding performance in connection with the Jos. A. Bank transaction and issued new stock options and performance-based and time-based DSUs in September 2014. The Compensation Committee also awarded non-equity incentive bonuses for 2014 to Mr. Ewert and the other Named Executive Officers equal to 138% of their respective target bonus amounts due to the

The Men's Wearhouse, Inc. 2015 Proxy Statement

superior financial performance of the Company as we exceeded our financial performance targets. The equity incentive awards made in September 2014 are intended by the Compensation Committee to be in lieu of the equity incentive awards that would have been made during our fiscal 2015 annual grant process which typically occurs in April. As a result of this accelerated issuance of equity awards, the special one-time cash bonus and the significant non-equity incentive bonus, total compensation for Mr. Ewert and the other Named Executive Officers is significantly greater in fiscal 2014 than in fiscal 2013. We view these increases as a result of a change to our compensation practices attributed to the extraordinary changes in the Company, including the acquisition of Jos. A. Bank, which occurred during fiscal 2014. Since Mr. Ewert and each of our other continuing Named Executive Officers will not receive equity awards as part of our annual grant process during fiscal 2015, it is anticipated that the reported pay in next year's proxy statement attributable to equity awards will be significantly lower than the amounts reported in this proxy statement.

2014 Chief Executive Officer Annual Compensation

        With respect to Mr. Ewert's 2014 annual compensation, 66% was designed to be "at-risk" pay (annual incentive bonus, non-qualified stock options and performance units), and 34% was intended as fixed pay (base salary, special bonus and time-based DSUs). For additional information regarding the individual components of his compensation, see "Elements of Compensation" below.

        In April 2015, the Company entered into an Amended and Restated Employment Agreement and Amended and Restated Change in Control Agreement with Mr. Ewert. See "Employment Agreements – Douglas S. Ewert" and "Potential Payments Upon Termination or Change in Control" below for a more detailed discussion of Mr. Ewert's new agreements.

The Men's Wearhouse, Inc. 2015 Proxy Statement

Chief Executive Officer Reported Pay vs. Realized Value

        It is important to note that the grant date fair value of the DSUs (both time and performance-based vesting) as set forth in our Summary Compensation Table on page 52 is for accounting and SEC disclosure purposes and is not realized pay for the indicated years. The table below shows the pay Mr. Ewert realized for the past three years in contrast to the reported pay presented in the Summary Compensation Table. The difference between reported pay and realized pay reinforces the concept that a significant portion of Mr. Ewert's compensation is at risk of forfeiture and dependent on the performance of the Company.

Year of Compensation	Reported Pay ($)(1)	Realized Pay ($)(2)	Realized Pay vs. Reported Pay ($)	Realized Pay as a Percentage of Reported Pay (%)
2014	9,672,031	6,132,902	–3,539,129	63.4
2013	3,622,131	3,199,875	–422,256	88.3
2012	2,094,570	3,965,782	+1,871,212	189.3

(1)
Reported Pay is the amount set forth in the "Total" column in the Summary Compensation Table and is based on the current SEC required reporting rules.
(2)
Realized Pay is compensation actually received by Mr. Ewert during the indicated fiscal year, consisting of salary, cash bonuses received (including any bonus paid pursuant to our non-equity incentive bonus program), net spread on stock option exercises, market value at vesting of previously granted DSUs and amounts reported in the "All Other Compensation" column in the Summary Compensation Table for the indicated fiscal year. Excludes the value of any unearned and unvested DSUs, including performance-based DSUs, which will not actually be received, if earned, until a future date.

2014 Advisory Vote on Executive Compensation

        At our 2014 annual meeting of shareholders, in response to the advisory vote to approve executive compensation, more than 96% of the votes cast were in favor of our named executive officer compensation and, as a result, the named executive officer compensation was approved. We value this positive endorsement by our shareholders of our executive compensation policies and believe that it evidences our shareholders' strong support for our named executive officer's compensation arrangements as well as our general executive compensation philosophies.

        Compensation arrangements for each fiscal year are generally considered by the Compensation Committee over a 90-day period following our fiscal year end and implemented immediately thereafter. Therefore, the Compensation Committee had not yet received the results of the 2014 advisory vote by shareholders when determining the executive compensation for 2014 set out in this proxy statement. However, the Board of Directors and the Compensation Committee will consider shareholder feedback in making compensation determinations for fiscal years which occur after the receipt of such feedback; for example, the Compensation Committee considered the results of the 2013 advisory vote on executive compensation received in September 2013 when it considered the executive compensation for 2014, and it then considered the results of the 2014 advisory vote on executive compensation received in June 2014 when it considered executive compensation for fiscal 2015. The Compensation Committee continues to believe that our programs are effectively designed, instrumental to achieving our business strategy, consistent with our corporate culture, and aligned with the interests of our shareholders.

        In addition, consistent with the preference expressed by our shareholders at the 2011 annual meeting of shareholders, our Board of Directors has decided that we will include a vote to approve, on an advisory basis, the compensation of our named executive officers in our proxy materials every year until

The Men's Wearhouse, Inc. 2015 Proxy Statement

the next required advisory vote to approve the frequency of an advisory vote on executive compensation, which will occur no later than our annual meeting of shareholders to be held in 2017.

        Our Board of Directors and our Compensation Committee value the opinions of our shareholders and, to the extent that there is any significant vote against the compensation of our Named Executive Officers as disclosed in this proxy statement, we will consider our shareholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. Our Board of Directors unanimously recommends that you vote " FOR" the approval, on an advisory basis, of the compensation of our Named Executive Officers, as disclosed in this proxy statement. For more information, see "Approval, on an Advisory Basis, of the Compensation of the Company's Named Executive Officers" on page 78 of this proxy statement.

Our Compensation Philosophy

What Our Compensation is Designed to Reward

        Our compensation program is designed to reward teamwork and each individual's contribution to the Company as well as to produce positive long-term results for our shareholders and employees by aligning compensation with the Company's business strategies and the creation of long-term shareholder value. Accordingly, a significant portion of each executive's compensation is performance-based.

Objectives of Compensation Program

        The primary objectives of our compensation program, including our executive compensation program, are to retain and motivate qualified employees who are enthusiastic about and committed to our culture and mission. In doing so, we design competitive total compensation and rewards programs to enhance our ability to attract and retain knowledgeable and experienced executives who appreciate and are committed to our Company culture. Promotion from within is a key principle at the Company and a majority of our executive officers have reached their current career positions through an average career development tenure in excess of 15 years with us. Differences in compensation among our exempt employees are generally due to performance, position, seniority, or local requirements. In line with this philosophy, executive officers generally receive minimal perquisites.

        Each executive's current and prior compensation is considered in setting future compensation and consideration is given to the vesting and value of previously granted equity awards. As a result, the composition of our named executive officer group often varies from year to year based upon the equity awards granted in any given year. In addition, the Chief Executive Officer focuses on relative compensation throughout the organization.

The Men's Wearhouse, Inc. 2015 Proxy Statement

Elements of Compensation

        The following table describes the primary elements of our executive compensation program:

Compensation Element	Purpose	Link to Performance	Fixed or Performance- Based	Short- or Long-Term
Base Salary	Provides an appropriate level of fixed compensation to attract and retain leaders	Based on individual performance	Fixed	Short-Term
Annual Cash Bonus	Encourages executives to achieve annual results that create shareholder value	Linked to annual achievement of predetermined Company objectives – i.e., for 2014, EBIT targets – as well as individual performance	Performance-Based	Short-Term
Equity Awards (including non-qualified stock options, restricted stock awards, and DSUs (time and performance-based vesting), or a combination thereof)

•

Directly links executives' and shareholders' interests by tying long-term incentives to stock appreciation and/or the Company's financial performance

•

Encourages executives to achieve long-term business goals and objectives (including achieving financial performance that balances growth, profitability, and asset management)

•

Rewards management for taking prudent actions and achieving results that create shareholder value

•

Helps to retain management through business cycles

		Initial grant value is linked to individual performance; however, the ultimate value of the award is linked to stock price performance over a period of time or, in the case of performance-based DSUs, the Company's financial performance and stock price performance over a period of time	Performance-Based (non-qualified stock options and performance-based DSUs) Fixed (restricted stock awards and time-based DSUs)	Long-Term

Base Salaries

        The level of responsibility and experience, Company performance, competitive market conditions, retention concerns and individual performance are all factored into the determination of an employee's base salary. In addition, when making base salary recommendations, the Chief Executive Officer considers his base salary level and the level of all other executives' base salaries relative to compensation throughout the organization. In September 2014, we adjusted the base salaries of certain executives primarily due to the increased duties and responsibilities assumed in connection with the Jos. A. Bank transaction. We believe that the adjustments made bring the base salaries of these executives to more closely reflect current market rates for equivalent talent and expertise. The following table sets forth the base salary for each of our continuing Named Executive Officers in effect on the last day of each of the following fiscal years:

Name	2013 Base Salary ($)	2014 Base Salary ($)
Douglas S. Ewert	1,250,000	1,250,000
Jon W. Kimmins	450,000	550,000
Mary Beth Blake	540,000	600,000
Mark Neutze	309,000	400,000
Carole L. Souvenir	330,000	400,000

Performance-Based Annual Cash Bonuses

        To align executive pay with Company financial performance, our executives are eligible to receive annual cash bonuses pursuant to our non-equity annual incentive bonus program. The maximum annual

The Men's Wearhouse, Inc. 2015 Proxy Statement

bonus payout possible for a Named Executive Officer under our non-equity performance program varies by individual, with the maximum payout (subject to adjustment as described below) established at $1,718,750 for fiscal 2014. The target bonus and bonus received, in actual dollars and as a percentage of base salary at the time of the grant, for each of the Named Executive Officers in fiscal 2014 are set forth below:

Name	Target Bonus ($)	Target Bonus (% of Base Salary)	Actual Bonus Received ($)	Bonus Received (% of Base Salary)
Douglas S. Ewert	1,250,000	100	1,718,750	138
Jon W. Kimmins	450,000	100	618,750	138
Mary Beth Blake	300,000	55	412,500	76
Mark Neutze	200,000	50	275,000	89
Carole L. Souvenir	150,000	45	206,250	63
David H. Edwab	420,000	100	577,500	138

        Due to the Jos. A. Bank acquisition and the difficulty in fairly evaluating the financial performance of the Company when combining the results of the two organizations mid-year, in addition to the accounting and other financial adjustments that would occur as a result of the combination, in April 2014, the Compensation Committee established a financial performance metric for the April 2014 awards based on growth in EBIT, or earnings before interest and taxes for the Company, exclusive of Jos. A. Bank. The Compensation Committee believed that this metric, which is based on ongoing operating results from the traditional businesses of the Company, more accurately and fairly gauged the growth and financial performance of the Company rather than developing a performance metric that included a partial and then unknown period of operations of Jos. A. Bank. As a result, the Compensation Committee set a 12% increase in EBIT from fiscal 2013 to 2014, exclusive of the impact of the Jos. A. Bank transaction and operations on the performance metric target for fiscal 2014.

        The Compensation Committee determined that for the April 2014 non-equity incentive awards, (i) 75% of an individual's maximum amount would be tied to the specified EBIT target (the "2014 Performance Target") based on the following schedule: (A) 50% of the performance bonus would be paid if the Company achieved 70% of the 2014 Performance Target (equating to an 8.4% increase in EBIT); (B) 100% of the bonus would be paid if the 2014 Performance Target was met; and (C) up to 150% of the bonus amount would be paid if the Company exceeded the 2014 Performance Target by 130% or greater (equating to an EBIT of 15.6% or higher). The Compensation Committee also concluded that there would be no performance-based payout if the Company failed to achieve at least 70% of the 2014 Performance Target (or a minimum of 8.4% EBIT) and that there would be a pro-rated payout if the Company achieved between 70% and 150% of the 2014 Performance Target (or EBIT between 8.4% and 15.6%). The remaining 25% of the maximum annual cash bonus would be left to the discretion of the Compensation Committee, with the input of our Chief Executive Officer, and would be based on the Compensation Committee's determination of the executive's achievement of personal performance goals. The Compensation Committee believed that the requirement to achieve a financial target with respect to obtaining 75% of the incentive bonus opportunity embodied an emphasis on pay for performance.

        Because the Company achieved EBIT that was 130% or greater than the EBIT target, 150% of the bonus attributed to the specified EBIT target was paid. In addition, the Compensation Committee awarded the full 25% discretionary cash bonuses under the non-equity incentive program to the Named Executive Officers and certain other executives in recognition of their individual contributions.

        The average target annual cash bonus compensation, as a percentage of base salary, for all executive officers who were eligible to participate in the program at the end of fiscal 2014 was 64% and the actual payout was 86% for all executive officers who were eligible to participate in the program at the end of fiscal 2014, including the Named Executive Officers. For comparison purposes, for fiscal 2013, the

The Men's Wearhouse, Inc. 2015 Proxy Statement

maximum average annual cash bonus compensation, as a percentage of base salary, for all executive officers who were eligible to participate in the program at the end of fiscal 2013 was 68% and the actual payout was 23% for all executive officers who were eligible to participate in the program at the end of fiscal 2013, including the Named Executive Officers.

        In addition, shortly after the closing of the Jos. A. Bank transaction, the Compensation Committee again reviewed the compensation arrangements for the Company's senior executives. In June 2014, the Compensation Committee determined that, in recognition of the outstanding efforts by senior management in connection with the successful conclusion of the Jos. A. Bank transaction, a special one-time cash bonus would be paid to the Company's senior executives. The special one-time cash bonus was in addition to, and separate and apart from, the non-equity incentive bonus and financial performance metrics adopted in April 2014 and described above. For information regarding the amounts of these special one-time cash bonus awards, see "Summary Compensation Table" below.

Equity Awards

        We generally grant stock options and DSUs or a combination thereof, to our executive officers as a means to retain their services over a period of time and to align their interests with shareholders by incentivizing them to drive the Company's stock price higher by achieving excellent financial results. For information regarding specific grants to the Named Executive Officers during fiscal 2014, see "Grants of Plan-Based Awards Table" below.

Stock Options

        Nonqualified stock options provide executives with the opportunity to purchase our Common Stock at a price fixed on the grant date regardless of future market prices. Since a stock option becomes valuable only if the holder of the option remains employed during the period required for the option to "vest," stock options provide an incentive for an option holder to remain employed by us. In addition, since a stock option becomes valuable to the holder only if the market price of our Common Stock price increases above exercise price (which is the market price on the date of grant), stock options link a portion of the employee's compensation to shareholders' interests by providing an incentive to make decisions designed to achieve long-term business goals and objectives and thereby maximize the market price of our stock. In fiscal 2014, the Company issued a total of 190,641 stock options to our Named Executive Officers.

Time-Based Deferred Stock Units

        A DSU is a commitment by us to issue a share of our Common Stock for each DSU at the time the restrictions in the award agreement lapse. For all DSU awards made on or after April 3, 2013, dividend equivalents will be credited to a DSU when dividends are paid to our shareholders, but will not be paid out unless and until the underlying DSU award is earned. Awards made before April 3, 2013 provide for dividend equivalents to be paid on the DSUs if and to the extent paid to our shareholders. DSUs are generally forfeited upon termination of employment with us if the restrictions outlined in the awards are not met. The Compensation Committee has adopted a policy that time-based DSUs granted to Named Executive Officers after April 2012 may not vest more quickly than on a pro-rata basis over three years except in unusual circumstances as determined by the Compensation Committee (such as a person nearing retirement age). In fiscal 2014, the Company issued 49,433 time-based DSUs to our Named Executive Officers.

Performance-Based Deferred Stock Units or Performance Units

        A performance-based DSU, or performance unit, is an agreement by the Company to issue a stated number of shares of our Common Stock to the recipient in each of year of the vesting period, typically three years, only if the Company meets or exceeds certain pre-determined financial performance criteria.

The Men's Wearhouse, Inc. 2015 Proxy Statement

As with time-vested DSUs, for all performance-based DSU or performance units awards made on or after April 3, 2013, dividend equivalents will be credited when dividends are paid to our shareholders, but will not be paid out unless and until the underlying award is earned. During fiscal 2013, the Compensation Committee introduced performance-based DSUs to the mix of long-term incentives granted to our executives where the number of shares earned is based on achievement of financial performance targets tied to growth in consolidated earnings before interest and taxes (or EBIT) as a percentage of sales over the vesting period. We believe performance-based DSUs reflect our compensation philosophy by establishing a clear connection between the compensation of our executives, including our Named Executive Officers, and the achievement of performance goals that are important for long-term shareholder value creation. Performance-based DSUs provide an incentive to the recipient to work toward the financial success of the Company over the vesting period in order for the DSUs to vest, thereby aligning the financial interest of the recipient with that of the Company and driving increased shareholder value.

        One-third of the shares subject to the performance-based DSU grants made during fiscal 2013 are eligible to vest based on achievement of EBIT growth targets, stated as a percentage of the Company's consolidated sales during each of our 2013, 2014 and 2015 fiscal years. The EBIT growth target for the first tranche of the award, relating to fiscal 2013, was consolidated EBIT of 8.6% of consolidated sales and, for the second tranche of the award, relating to fiscal 2014, the EBIT growth target was 9.2% of consolidated sales, neither of which were met and, therefore, no performance-based DSUs granted in fiscal 2013 vested with respect to the first two tranches of performance-based DSUs. The EBIT growth target for the first tranche of the 2013 performance-based DSU grants was based on the prior fiscal year results and the targets for the 2014 tranche increased the EBIT growth target by 7% over the prior year's target. The award agreements provide that if the EBIT percentage target is not achieved in the first or second year of the three year vesting period, then the shortfall can be made up by the end of the three years by achieving EBIT dollars in excess of those necessary to achieve the EBIT percentage target for the second or third year in an amount that, when added to the EBIT for the year with the shortfall, would be sufficient to increase the EBIT percentage for that shortfall year to the EBIT percentage target for that year. If that is achieved, then the portion of the DSUs that did not vest in year one or two because of the shortfall would then vest when the shortfall is made up in year two or three.

        In April 2014, in response to the pending Jos. A. Bank transaction and the anticipated impact that transaction would have on the Company, and due to the difficulty in fully and fairly evaluating the Company's financial performance when the Jos. A. Bank acquisition would have a substantial and material effect on all aspects of the Company's operations and financial results, the Compensation Committee determined to retain EBIT growth targets with respect to the Company's traditional business, exclusive of the impact of the Jos. A. Bank transaction and operations, as a means of measuring the Company's financial performance for performance-based DSUs granted in fiscal 2014. The April 2014 award agreements provided that if EBIT for fiscal 2014, exclusive of the Jos. A. Bank transactions and operations and as further adjusted as permitted under the agreement, was equal to or greater than 110% of EBIT for fiscal 2013, then 100% of the shares covered by such award would vest In April 2015. The Compensation Committee determined that the target had been achieved, and the April 2014 awards vested in accordance with their terms on April 13, 2015.

        As previously discussed, as part of the changes to the compensation program following the Jos. A. Bank acquisition, the Compensation Committee issued additional equity awards to certain senior executive officers in September 2014 in lieu of the equity awards that would have been made during our fiscal year 2015 annual grant process. It was determined to grant these awards in September 2014 in lieu of April 2015 to ensure full alignment of the executive's long-term incentive opportunity with shareholders at a time closely following the closing of the acquisition and the establishment of financial goals associated with the integration of the two companies. Each of the performance units issued on September 12, 2014 represents the right to receive up to a maximum of 2.25 shares of Common Stock. The performance units will cliff-vest with respect to all shares covered thereby on April 13, 2018 if the

The Men's Wearhouse, Inc. 2015 Proxy Statement

specified adjusted earnings per share performance target for fiscal 2017 is achieved. Assuming the performance target is achieved, the number of performance units earned will be adjusted based on multipliers, ranging from 50% to 150%, related to each of (1) the Company's adjusted earnings per share for fiscal 2017 and (2) the Company's relative total shareholder return ("TSR") compared to the TSR of the apparel companies in S&P's Retail Select Index from the grant date to the last trading day of fiscal year 2017. In 2018, the Company will provide information regarding the relative achievement of the targets and the number of shares actually earned with respect to these performance units. In September 2014, the Company issued 57,480 performance units to our Named Executive Officers, which cover a potential maximum of 129,330 shares of our Common Stock.

Benefits

        We offer a variety of health and welfare and retirement programs to all eligible employees. Executives are generally eligible for the same benefit programs on the same basis as the rest of the broad-based employees. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include medical, wellness, pharmacy, dental, vision, life insurance, and accidental death and disability.

        We maintain defined contribution plans pursuant to the provisions of Section 401(k) of the Internal Revenue Code. The plans cover our full-time employees who meet age and service requirements. The plans provide for pre-tax, elective employee contributions with a matching contribution from us.

Determination of Compensation

Administration

        The Compensation Committee is composed entirely of independent, non-management members of the Board of Directors. No Compensation Committee member participates in any of our employee compensation programs, other than our equity incentive plans, and, certain Compensation Committee members receive health insurance benefits through the Company. The Compensation Committee (i) reviews and approves annual compensation for officers whose annual base salary plus maximum payout under our annual non-equity cash incentive program is equal to or in excess of $500,000, (ii) reviews the compensation program for all other senior officers as presented to the Compensation Committee by the Chief Executive Officer, and (iii) reviews and approves the annual awards under equity incentive plans to all employees as recommended to the Compensation Committee by management. Recommendations for the executive officers, including the Named Executive Officers (other than himself), are made by the Chief Executive Officer.

Relative Size of Major Compensation Elements

        In setting Named Executive Officer compensation, the Compensation Committee considers the aggregate compensation payable to the executive and the form of the compensation. The Compensation Committee seeks to achieve an appropriate balance between immediate cash rewards and incentives for the achievement of both annual and long-term financial and non-financial objectives. The number of shares granted under equity awards to each executive is made on a discretionary basis, rather than formulaically, by taking into consideration the executive's position, responsibilities, accomplishments, achievements and tenure with the Company. The Compensation Committee may decide, as appropriate, to modify the mix of base salary, annual awards, and long-term awards to best fit a Named Executive Officer's specific circumstances.

Timing of Compensation Decisions

        All elements of executive officer compensation are reviewed and approved on an established schedule, which may vary from year to year, but generally occurs over a 90-day period following our fiscal

The Men's Wearhouse, Inc. 2015 Proxy Statement

year end and after a review of financial, operating, and personal objectives with respect to the prior year's results. The Compensation Committee reviewed the Chief Executive Officer's recommendations and approved base compensation and annual non-equity incentive bonuses and equity grants to the Named Executive Officers and other executives, managers and Company employees in April 2014. However, fiscal 2014 was different from prior years due to the Board and management time, focus and attention on the Jos. A. Bank transaction and the commencement of the process of integrating the operations of the two entities. As a result of this transaction, and the significantly increased levels of responsibility assumed by management in connection therewith, the Compensation Committee approved adjustments to the base compensation of certain of our senior executive officers, which included continuing Named Executive Officers, and approved the grant of equity awards to certain senior executive officers, including our continuing Named Executive Officers, in September 2014 instead of during our annual grant process in 2015. The Compensation Committee may continue to periodically review salaries and equity awards as it deems necessary in order to address new appointments or promotions or other special circumstances that may arise during the fiscal year.

Compensation Consultant

        In 2014, the Compensation Committee engaged Pay Governance to advise it with respect to evaluating the compensation arrangements for Mr. Ewert, other senior executives and the Board of Directors. Pay Governance reported directly to the Compensation Committee and all such services were provided to the Compensation Committee. Pay Governance did not provide any non-executive compensation services to us directly or indirectly through affiliates, nor have either of the consultants provided any services to the Company other than those that were related to its engagement as independent consultant to the Compensation Committee and other than an engagement by the Company to provide further advice regarding equity compensation and corporate bonus structure for key employees.

        In connection with its engagement of Pay Governance, the Compensation Committee assessed the independence of Pay Governance pursuant to SEC rules and NYSE Listing Standards and considered various factors including, but not limited to, any other services provided by Pay Governance to the Company, the amount of fees received by Pay Governance from the Company as a percentage of their total revenue, Pay Governance's policies and procedures designed to prevent conflicts of interest, any shares of our Common Stock owned by those persons at the consultants actually working on the engagement, and the existence of any business or personal relationship that could impact Pay Governance's independence. After performing its assessment, the Compensation Committee determined that Pay Governance was independent and that its engagement did not present any conflicts of interest. Pay Governance also determined that it was independent from management and provided a written statement delivered to the Chair of the Compensation Committee to such effect. In connection with any future engagements of Pay Governance by the Compensation Committee, the Compensation Committee will consider the engagement described above as well as any other factors set forth in the SEC Rules or the NYSE Listing Standards.

Impact of Accounting and Tax Treatment

        In recognizing share-based compensation, we follow the provisions of the authoritative guidance regarding share-based awards. This guidance establishes fair value as the measurement objective in accounting for stock awards and requires the application of a fair value based measurement method in accounting for compensation cost, which is recognized over the requisite service period. We use the Black-Scholes option pricing model to estimate the fair value of stock options on the date of grant. The fair value of restricted stock awards and DSUs is determined based on the number of shares granted and the quoted price of our Common Stock on the date of grant. The fair value of awards that contain a market condition is measured using a Monte Carlo simulation method. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service period. For grants

The Men's Wearhouse, Inc. 2015 Proxy Statement

that are subject to pro-rata vesting over a service period (other than performance-based awards), we recognize expense on a straight-line basis over the requisite service period for the entire award.

        Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation paid to the Chief Executive Officer and the three other most highly compensated executive officers (other than the Chief Financial Officer) that may be deducted by us in any year unless the compensation is performance-based compensation as described in Section 162(m) and the related regulations. The Compensation Committee believes that it is generally in the Company's best interests to satisfy the requirements for deductibility under Section 162(m). However, notwithstanding this general policy, the Compensation Committee also believes that there may be circumstances in which the Company's interests are best served by maintaining flexibility in the way compensation is provided, whether or not compensation is fully deductible under Section 162(m).

        Section 409A of the Internal Revenue Code provides that deferrals of compensation under a nonqualified deferred compensation plan for all taxable years are currently includible in gross income to the extent not subject to a substantial risk of forfeiture and not previously included in gross income, unless certain requirements or exemptions are met. We structure any deferred compensation arrangements to be in compliance with section 409A of the Internal Revenue Code.

Change in Control Agreements

        The Company has entered into Change in Control agreements with each of our executives, including the Named Executive Officers. The Compensation Committee believes that Change in Control arrangements have important characteristics and value, particularly in the current economic environment and given the events we experienced in 2013 and 2014. For example, executives often look to Change in Control agreements to provide protection for lost professional opportunities in the event of a Change in Control and consequently assign significant value to them. The Compensation Committee believes that our current Change in Control agreements protect shareholder interests by retaining management should periods of uncertainty arise. Because our Change in Control agreements are structured to serve the above purpose and because Change in Control agreements represent a contractual obligation of our Company, decisions relating to other elements of compensation have minimal effect on decisions relating to existing Change in Control agreements.

        The benefits payable under the Change in Control agreements in certain circumstances are disclosed below on pages 71 through 76. These agreements generally provide that if a Change in Control occurs and we fail to extend the executive's agreement or terminate the executive's employment without cause or if the executive terminates his or her employment for good reason, the executive will receive an amount equal to two times the sum of the executive's base salary plus an amount equal to the maximum annual performance bonus in the fiscal year in which a Change in Control occurs or the immediately preceding fiscal year, whichever is higher, plus basic benefits as more fully described in the Change in Control agreement.

Clawback Provisions

Under Employment Agreements

        As discussed later in this proxy statement, the employment agreements with each of Messrs. Ewert and Kimmins provide that if it is determined that Mr. Ewert or Mr. Kimmins, respectively, before or after the termination of his employment relationship with us, has committed certain acts which materially and adversely affect us, then some or all (A) benefits payable or to be provided, or previously paid or provided, to him under his employment agreement or (B) cash bonuses paid to him by us on or after the date of his employment agreement, or equity awards granted to him by us that vest, on or after the date of his employment agreement will be forfeited or repaid to us. For additional discussion regarding these

The Men's Wearhouse, Inc. 2015 Proxy Statement

clawback provisions, including those acts which could trigger such forfeiture, see the discussion regarding their respective employment agreements under "Employment Agreements" below.

Under Change in Control Agreements

        The Change in Control agreement with each of our executives also contains clawback provisions which provide that in the event that it is determined that an executive, before or after the termination of his or her employment relationship with us, has committed certain acts which materially and adversely affect the Company, then some or all of such executive's awards (including cash bonuses paid to such executive by us or equity awards that vest after the effective date of the executive's Change in Control agreement) will be forfeited or repaid to us. For additional discussion regarding these clawback provisions, including those acts which could trigger such forfeiture, see the discussion under "Potential Payments Upon Termination or Change in Control – Change in Control Agreements" below.

Executive Officer Equity Ownership

        The Board of Directors has established a guideline for Company equity ownership by certain of our senior executive officers, including the continuing Named Executive Officers. These guidelines are designed to further strengthen and align Company leadership with shareholders' interests and to enhance shareholder value over the long term. Under the guideline, each Named Executive Officer is expected to hold equity interests in the form of Common Stock, restricted stock, DSUs or performance units having an aggregate equity value of at least two and one half times his or her base salary within five years of becoming subject to the holding requirement. Failure to achieve the guideline will be taken into consideration by the Compensation Committee in determining compensation for the continuing Named Executive Officer. All of the Named Executive Officers have achieved their required ownership levels, except Mr. Neutze who has until September 2019 to do so. In addition, the Compensation Committee has adopted an additional equity ownership requirement for the Chief Executive Officer to require him to hold equity interests in the form of our Common Stock, restricted stock or DSUs having an aggregate equity value of at least five times his base salary. Mr. Ewert currently meets this increased ownership requirement.

        The Compensation Committee has also adopted a requirement that award agreements for equity grants to an executive officer subject to the holding requirements contain a provision that if a person is subject to the holding requirement at the time of vesting of his or her restricted stock awards or DSUs or upon exercise of his or her stock options, and such person is not then in compliance with the then existing equity ownership guidelines for senior executive officers described in the previous paragraph, then 50% of the vested or acquired shares must be retained until the person meets the equity ownership guidelines. Further, pursuant to the Company's insider trading policies, our directors, officers and employees are prohibited from hedging equity positions in our Common Stock arising from equity compensation awards. In addition, the Company strongly discourages pledging of our Common Stock through the required pre-approval by the designated executive officer pursuant to our insider trading policies.

Pension Plans and Retirement Plans

        We do not maintain defined benefit pension plans or supplemental executive retirement plans for our executive officers nor do we have any defined contribution plans which provide for the deferral of compensation on a basis that is not tax qualified.

The Men's Wearhouse, Inc. 2015 Proxy Statement

Summary Compensation Table

        The following table sets forth certain information regarding compensation paid in respect of our fiscal year ended January 31, 2015, to (i) each individual who served as our Chief Executive Officer or Chief Financial Officer during the year, (ii) the next three most highly compensated executive officers and (iii) one additional individual for whom disclosure would have been provided pursuant to (ii) but for the fact that he was not serving as an executive officer as of January 31, 2015 (collectively, the "Named Executive Officers"):

Name and Principal Position (1)	Year	Salary ($)(2)	Bonus ($)		Stock Awards ($)(3)		Option Awards ($)(3)		Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Douglas S. Ewert	2014	1,250,000	500,000	(5)	4,135,552	(6)	2,051,278	(6)	1,718,750	—	16,451	(7)(8)	9,672,031	(6)
Chief Executive Officer	2013	1,163,173	—		1,999,993		—		416,667	—	42,298	(7)(8)	3,622,131
	2012	616,635	300,000	(9)	500,020		499,973		100,000	—	77,942	(7)(8)	2,094,570
Jon W. Kimmins	2014	484,615	300,000	(5)	670,310	(6)	410,249	(6)	618,750	—	4,352	(8)	2,488,276	(6)
Executive Vice President,	2013	380,769	275,000	(10)	1,000,013		249,996		150,000	—	—		2,055,778
Chief Financial Officer,
Treasurer and Principal Financial Officer
Mary Beth Blake	2014	560,769	50,000	(5)	817,123	(6)	470,256	(6)	412,500	—	15,500	(7)(8)	2,326,148	(6)
President and Chief	2013	536,335	—		249,995		—		100,000	—	20,746	(7)(8)(11)	907,076
Merchandising Officer
Mark Neutze	2014	379,020	25,000	(5)	633,590	(6)	286,186	(6)	275,000	—	8,311	(7)(8)(12)	1,607,107	(6)
Executive Vice President – Store Operations
Carole L. Souvenir,	2014	354,231	100,000	(5)	453,498	(6)	201,720	(6)	206,250	—	2,204	(7)(8)	1,317,903	(6)
Executive Vice President – Employee Relations
David H. Edwab,	2014	453,551	200,000	(5)	—		—		577,500	—	361,460	(7)(8)(14)	1,592,511
Vice Chairman of the Board (13)	2013	415,423	—		1,323,600		—		130,000	—	42,018	(7)(8)	1,911,041
	2012	400,317	33,333	(5)	—		—		66,667	—	55,957	(7)(8)	556,274

(1)
Indicates position held as of January 31, 2015. Mr. Neutze and Ms. Souvenir were not Named Executive Officers prior to fiscal 2014, nor were Ms. Blake and Mr. Kimmins in 2012; therefore, in accordance with SEC regulations, only compensation information beginning with the fiscal year in which they became a Named Executive Officer is included in the Summary Compensation Table.
(2)
Represents salary for 52 weeks in fiscal year 2014 and 2013, and 53 weeks in fiscal year 2012.
(3)
Represents aggregate grant date fair value of award computed in accordance with FASB ASC topic 718. The value of DSUs subject to performance-based vesting conditions has been determined assuming the achievement of the performance conditions on the date of grant, which also is the maximum that can be earned under the performance award. These values exclude the accounting effect of any estimate of future service-based forfeitures and do not necessarily correspond to the actual level that might be realized by the Named Executive Officers. For additional information, including a discussion of the assumptions used to calculate these values, see Note 11 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2015.
(4)
Represents bonuses paid pursuant to our non-equity incentive bonus program (for additional information, see "Compensation Discussion and Analysis – Elements of Compensation – Performance-Based Annual Cash Bonuses").
(5)
Represents a one-time special cash bonus paid to the Named Executive Officer in recognition of the efforts and success of management in the indicated fiscal year; for fiscal 2014, the one-time cash bonus relates to a special bonus paid to the indicated officer upon the consummation of the acquisition of Jos. A. Bank.
(6)
As part of the implementation of the updated compensation program described in Compensation Discussion and Analysis, the Compensation Committee determined that it was in the best interests of the Company to grant equity awards to certain senior executive officers, including each of our continuing Named Executive Officers, under the new program in September 2014 instead of during our regular annual grant process in 2015. As a result of this accelerated issuance of equity awards and the special one-time cash bonus paid to each our Named Executive Officers in June 2014 in recognition of the outstanding efforts of senior management in connection with the successful conclusion of the Jos. A. Bank transaction, the reported pay of the Named Executive Officers for 2014 in the Summary Compensation Table is significantly higher than amounts reported in prior fiscal years. However, our continuing Named Executive Officer's reported pay in next year's Summary Compensation Table under the "stock awards" and "option awards" columns will be significantly lower than the amounts included in the table above since they will not receive equity grants as part of our annual grant process during fiscal 2015. The following table provides additional information regarding amounts included in the Summary Compensation Table attributable to the special one-time cash bonus made to our Named Executive Officers

The Men's Wearhouse, Inc. 2015 Proxy Statement

  in connection the acquisition of Jos. A. Bank and decision to grant equity awards to our Named Executive Officers in September 2014 in lieu of during our regular annual grant process in 2015:

Name	2014 Total As Reported Above ($)	Special Jos. A. Bank Completion Bonus Paid in June 2014 ($)	Stock Awards Granted in September 2014 ($)	Option Awards Granted in September 2014 ($)	2014 Total Without Special Bonus and September 2014 Equity Grants ($)	2013 Total As Reported Above ($)
Douglas S. Ewert	9,672,031	500,000	2,968,892	1,200,006	5,003,133	3,622,131
Jon W. Kimmins	2,488,276	300,000	586,991	239,994	1,361,291	2,055,778
Mary Beth Blake	2,326,148	50,000	733,803	300,002	1,242,343	907,076
Mark Neutze	1,607,107	25,000	366,902	149,992	1,065,213	—
Carole L. Souvenir	1,317,903	100,000	293,523	119,997	804,383	—
David H. Edwab	1,592,511	200,000	—	—	1,392,511	1,911,041
(7)
Includes $200 Company matching contribution to The Men's Wearhouse, Inc. 401(k) Saving Plan account of the Named Executive Officer.
(8)
Includes dividend or dividend equivalent payments on unvested DSUs issued prior to 2013 and on vested DSUs issued on and after April 3, 2013, paid to the Named Executive Officer during the indicated fiscal year.
(9)
Represents the portion of Mr. Ewert's bonus paid as a result of the then existing contractually minimum guaranteed bonus pursuant to the terms of his employment agreement (for additional information, see "Employment Agreements – Douglas S. Ewert" below).
(10)
Includes a $200,000 signing bonus as well as the portion of Mr. Kimmins' bonus paid as a result of the one-time contractually minimum guaranteed bonus for 2013 pursuant to the terms of his employment agreement (for additional information, see "Employment Agreements – Jon W. Kimmins" below).
(11)
Includes $1,646 related to the Chairman's award given to Ms. Blake during 2013.
(12)
Includes $6,232 in compensation realized from the sale of stock acquired under the Employee Stock Discount Plan that was held less than two years.
(13)
Mr. Edwab served as executive Vice Chairman of the Board until his retirement as an executive officer and employee of the Company on October 1, 2014. He continues to serve as the non-executive Vice Chairman of the Board. Given that the Board of Directors considered the change to be in the best interest of the Company and in anticipation of the active assistance to be provided by Mr. Edwab in such capacity, the Board approved, among other things, the continuation of Mr. Edwab's salary through February 6, 2015 and participation in the Company's annual cash incentive plan as if he continued to be an employee to the end of the current fiscal year and until the time of payment under the annual cash incentive plan as contemplated by his employment agreement (for additional information, see "Employment Agreements – David H. Edwab" below).
(14)
Includes the $329,782 cash surrender value of the split dollar life insurance policies in which the Company assigned its interests to Mr. Edwab in February 2014 in accordance with the terms of his Fifth Amended and Restated Employment Agreement (for additional information, see "Employment Agreements – David H. Edwab" below).

Employment Agreements

Douglas S. Ewert

        In recognition of the increased size of the Company following the Jos. A. Bank acquisition and the resulting increase in the responsibilities of the Chief Executive Officer, the Company entered into an Amended and Restated Employment Agreement with Mr. Ewert on April 22, 2015. Mr. Ewert's compensation under the amended employment agreement does not materially differ from the compensation reported in the Summary Compensation Table above.

        The initial term of Mr. Ewert's amended employment agreement is for a period of three years from the date we entered into the amended employment agreement and will be automatically extended for successive twelve-month periods unless either we or Mr. Ewert gives written notice of an election not to extend the employment agreement not less than 90 days prior to the end of any employment period.

        Under Mr. Ewert's amended employment agreement, we agreed, among other things, to:

  •
  pay Mr. Ewert an annual base salary of at least $1,250,000;

  •
  provide Mr. Ewert an opportunity to earn an annual cash bonus each fiscal year in accordance with the terms of our annual cash bonus program for executive officers for such fiscal year based on the achievement of performance objectives as may be established from time to time by our Board of Directors or a committee thereof; provided, that Mr. Ewert's target bonus shall not be less than

The Men's Wearhouse, Inc. 2015 Proxy Statement

    100% of his annual base salary for the year with respect to which such bonus is being set (though the actual bonus paid may be greater or lesser than the target bonus and shall be determined consistent with the criteria set for our other senior management executives by the Board or a committee thereof, based on such factors as it may determine);

  •
  provide life, accident, disability and health insurance coverage, and certain other benefits provided to our senior management executives;

  •
  award Mr. Ewert with grants of restricted stock, DSUs, performance units or stock options, or some combination thereof, annually in a manner and amount consistent with awards made to other executive officers of the Company and consistent, in relation thereto, with Mr. Ewert's position as Chief Executive Officer of the Company; and

  •
  permit Mr. Ewert to serve on the board of directors of up to one other public company, with the prior consent of the Company's Board, provided such service does not violate the restrictive covenants contained in his employment agreement or interfere in any material respect with his duties and responsibilities as Chief Executive Officer of the Company.

        We may terminate Mr. Ewert's employment under his employment agreement for "cause". Under Mr. Ewert's amended employment agreement, "cause" is limited to Mr. Ewert's:

  •
  conviction of or a plea of nolo contendere to the charge of a felony (which, through the lapse of time or otherwise, is not subject to appeal);

  •
  willful and continued refusal, without proper legal cause, to perform his duties and responsibilities after a written demand for performance is delivered to him by the Board which specifically identifies the manner in which the Board believes he has refused to perform his duties and responsibilities, or his gross negligence in performing his duties and responsibilities;

  •
  material breach of fiduciary duty to us through the misappropriation of Company funds or property or through fraud;

  •
  material breach or default of his obligations under the restrictive covenants contained in his employment agreement or any other agreement with the Company containing restrictive covenants, or willful failure to follow in any material respect the lawful directions or policies of the Board after a written demand is delivered to him by the Board which specifically identifies the manner in which the Board believes he has failed to follow in any material respect its lawful directions or policies; or

  •
  unauthorized absence from work (other than for sick leave or personal disability) for a period of 60 working days or more during a period of 90 working days.

        For purposes of termination for "cause," no act or failure to act on the part of Mr. Ewert shall be considered "willful" unless it is done or omitted to be done by him in bad faith or without reasonable belief that his action or omission was in the best interests of the Company. Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board (or any committee of the Board) or in reliance on the legal advice of counsel for the Company is conclusively presumed to have been done by Mr. Ewert in good faith and in the best interests of the Company. The termination of Mr. Ewert's employment will not be deemed to be for "cause" unless and until there is delivered to Mr. Ewert a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called and held for such purpose finding that, in the good faith opinion of the Board, an event constituting "cause" has occurred.

        If we terminate Mr. Ewert's employment without "cause" or Mr. Ewert terminates his employment for "good reason" or if we notify Mr. Ewert that we do not intend to extend his employment under his

The Men's Wearhouse, Inc. 2015 Proxy Statement

employment agreement at the end of the current term or any extended term, then, in addition to any other benefits which may be owing in accordance with our plans and policies:

  •
  we will be required to pay Mr. Ewert:

  ·
  a lump sum payment of all amounts owed through the date of termination including his base salary, accrued vacation time, any earned but unpaid bonus and any unreimbursed business expenses, all within 30 days of the date of his termination of employment, except in the case of the bonus which shall be paid on the April 15th immediately following the end of the fiscal year to which such bonus relates;

  ·
  his annual base salary in effect as of the date of termination for a period of two years following the date of his termination and paid in accordance with our customary payroll practices commencing on the 38th day after the date of termination;

  ·
  a lump sum payment in cash equal to the number of days in our fiscal year up to and including the termination date divided by the total number of days in our fiscal year multiplied by Mr. Ewert's bonus earned for our fiscal year ending contemporaneously with or immediately following the termination date, as reasonably determined by the Board or a committee thereof after the end of our fiscal year in which such termination occurs in accordance with the Board's determination policies then in effect, and such payment will be paid on the April 15th immediately following the end of our fiscal year bonus period to which such bonus relates; and

  ·
  in addition to the payment of his base salary described above, Mr. Ewert will also receive installment payments in cash equal to two times the target bonus for the year in which his employment is terminated which will also be paid in equal installments in accordance with our customary payroll practices contemporaneously with the payments of his annual base salary described above;

        In addition, all options to acquire securities of the Company held by Mr. Ewert immediately prior to date of termination that would have vested if his employment continued for two years after the termination date will continue to vest over such two year period in accordance with the terms of the relevant stock option agreements, regardless of whether or not the vesting conditions set forth in the stock option agreements have been satisfied in full, and will remain exercisable for the period to end upon the earlier of the stated term of such option or the third anniversary of the termination date (provided, that, if such agreements provide for a longer exercise period, such longer period shall apply), and all restrictions on any time-vesting restricted stock or DSUs of the Company held by Mr. Ewert immediately prior to his date of termination that would have lapsed if his employment continued for two years after the termination date shall continue to lapse over such two year period in accordance with the terms of the relevant award agreements, notwithstanding the terms of the relevant award agreements (including any requirements for continued employment), and regardless of whether the conditions set forth in the relevant award agreements have been satisfied in full. Restrictions on any performance units (or performance-based deferred stock units) shall lapse, if at all, in accordance with the terms of the relevant performance unit award agreement and nothing in the employment agreement shall be deemed to modify the terms of such performance unit award agreements.

        We have also agreed that, if Mr. Ewert's employment with the Company terminates because we terminated his employment without "cause," or Mr. Ewert terminated his employment for "good reason," or if we notify Mr. Ewert that we do not intend to extend his employment under his employment agreement at the end of the current term or any extended term, Mr. Ewert is not required to seek other employment or otherwise attempt in any way to mitigate or otherwise reduce any benefits or amounts payable to him and, other than the continued provision of medical benefits by us, in the event that Mr. Ewert obtains other employment during the period in which he is receiving the benefits from us under his employment

The Men's Wearhouse, Inc. 2015 Proxy Statement

agreement, we will not be entitled to any right of offset with respect to the benefits or amounts payable to him.

        Under Mr. Ewert's employment agreement, as amended, "good reason" means:

  •
  a material reduction in Mr. Ewert's status, title, position or responsibilities;

  •
  a reduction in Mr. Ewert's annual base salary below the then current level;

  •
  the failure to receive an annual equity grant;

  •
  any material breach by us of the employment agreement;

  •
  any purported termination of Mr. Ewert's employment for cause which does not comply with the terms of his employment agreement;

  •
  a mandatory relocation of Mr. Ewert's employment with us more than fifty (50) miles from the office of the Company where he is principally employed and stationed as of the date of his employment agreement, except for travel reasonably required in the performance of his duties and responsibilities; or

  •
  the Board's failure to nominate Mr. Ewert for election to the Board at such times as his membership on the Board comes up for re-election, unless the Board determines in good faith as set forth in a resolution duly adopted by the Board upon a recommendation made to the Board by the Nominating and Corporate Governance Committee that is based on guidance from Institutional Shareholder Services (or a similar nationally recognized organization) that it is generally considered poor corporate governance practice for the Chief Executive Officer to serve on a Company's board of directors;

provided, however, that no termination shall be for good reason until Mr. Ewert has provided us with written notice of the conduct alleged to have caused good reason within ninety (90) days of his knowledge of such conduct and at least thirty (30) days have elapsed after our receipt of such written notice from Mr. Ewert, during which we have failed to cure any such alleged conduct.

        If Mr. Ewert's employment is terminated as a result of his death, then, in addition to any other benefits which may be owing in accordance with our plans and policies, we will be required to:

  •
  pay to Mr. Ewert's estate:

  ·
  a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Ewert's death, (B) any accrued vacation pay earned by Mr. Ewert, (C) any bonus earned for the fiscal year ending prior to such death which has not yet been paid, and (D) any unreimbursed business expenses, in each case, to the extent not theretofore paid, and such payment shall be paid within 30 days after the date of Mr. Ewert's death except in the case of the bonus, which shall be paid on the April 15th immediately following the end of the fiscal year bonus period to which such bonus relates; and

  ·
  (ii) a lump sum payment in cash equal to the number of days in our fiscal year up to and including the date of Mr. Ewert's death divided by the total number of days in our fiscal year multiplied by Mr. Ewert's bonus earned for our fiscal year ending contemporaneously with or immediately following the date of his death as reasonably determined by the Board or a committee thereof after the end of our fiscal year in which such death occurs in accordance with the Board's determination policies then in effect; such payment shall be paid on the April 15th immediately following the end of our fiscal year bonus period to which such bonus relates.

        In addition, all options to acquire securities of the Company held by Mr. Ewert immediately prior to his termination date that would have vested if his employment continued for two years after the termination date shall become fully exercisable and shall remain exercisable for the period to end upon the earlier of

The Men's Wearhouse, Inc. 2015 Proxy Statement

the stated term of such option or one year following the date of his death, notwithstanding the terms of the relevant stock option agreements (provided, that, if such agreements provide for a longer exercise period, such longer period shall apply), and regardless of whether or not the vesting conditions set forth in the relevant stock option agreements have been satisfied in full, and all restrictions on any time-vesting restricted stock or DSUs of the Company held by Mr. Ewert immediately prior to his termination date that would have lapsed if his employment continued for two years after the termination date shall be removed, notwithstanding the terms of the relevant restricted stock or DSU award agreements, and regardless of whether the vesting conditions set forth in the relevant restricted stock or DSU award agreements have been satisfied in full. In addition, on the date on which any performance units (or performance-based DSUs) held by Mr. Ewert immediately prior to the date of termination would have vested had he remained employed in accordance with the respective terms of the relevant performance unit agreement, all restrictions shall be removed on a number of shares of our Common Stock equal to the number of shares calculated in accordance with the vesting provisions of any such performance unit agreement times the quotient determined by dividing (x) the number of days from the grant date through the termination date by (y) the number of days in the applicable performance period, notwithstanding the terms of the relevant performance unit agreement.

        Further, Mr. Ewert's estate or designated beneficiaries shall also be entitled to any other benefits which may be owing in accordance with the Company's plans and policies and such amounts shall be paid in accordance with such plans and policies.

        If Mr. Ewert's employment is terminated because of his permanent disability, then, in addition to any other benefits which may be owing in accordance with our plans and policies:

  •
  we will be required to pay Mr. Ewert:

  ·
  a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Ewert's termination of employment, (B) any accrued vacation pay earned by Mr. Ewert, (C) any bonus earned for the fiscal year ending prior to the date of termination which has not yet been paid to him, and (D) any unreimbursed business expenses, in each case, to the extent not theretofore paid, and such payment shall be paid within 30 days after the termination date, except in the case of the bonus which shall be paid on the April 15th immediately following the end of the fiscal year bonus period to which such bonus relates, and

  ·
  a lump sum payment in cash equal to the number of days in our fiscal year up to and including the termination date divided by the total number of days in our fiscal year multiplied by Mr. Ewert's bonus earned for our fiscal year ending contemporaneously with or immediately following the date of termination as reasonably determined by the Board or a committee thereof after the end of our fiscal year in which such termination occurs in accordance with the Board's determination policies then in effect; such payment shall be paid on the April 15th immediately following the end of our fiscal year bonus period to which such bonus relates.

        In addition, all options to acquire securities of the Company held by Mr. Ewert immediately prior to the date of termination that would have vested if his employment continued for two years after the termination date shall become fully exercisable and shall remain exercisable for the period to end upon the earlier of the stated term of such option or one year following the termination date, notwithstanding the terms of the relevant stock option agreements (provided, that, if such agreements provide for a longer exercise period, such longer period shall apply), and regardless of whether or not the vesting conditions set forth in the relevant stock option agreements have been satisfied in full, and all restrictions on any time-vesting restricted stock or DSUs of the Company held by Mr. Ewert immediately prior to his termination date that would have lapsed if his employment continued for two years after the termination date shall be removed, notwithstanding the terms of the relevant restricted stock or DSU agreements and regardless of whether the conditions set forth in the relevant restricted stock or DSU agreements have been satisfied in full. Further, on the date on which any performance units (or performance-based DSUs) held by Mr. Ewert

The Men's Wearhouse, Inc. 2015 Proxy Statement

immediately prior to the termination date would have vested had he remained employed in accordance with the respective terms of the relevant performance unit agreement, all restrictions shall be removed on a number of shares of our Common Stock equal to the number of shares calculated in accordance with the vesting provisions of any such performance unit agreement times the quotient determined by dividing (x) the number of days from the grant date through the termination date by (y) the number of days in the applicable performance period, notwithstanding the terms of the relevant performance unit agreement.

        If Mr. Ewert's employment agreement is terminated (1) as a result of his death or permanent disability, or (2) by us without cause or by our non-renewal of his employment agreement, or (3) by Mr. Ewert for good reason, we will arrange to provide Mr. Ewert and his spouse and eligible dependents who were covered under our group health plan on the date of his termination and who, in the case of eligible dependents, continue to be eligible dependents, group health plan coverage until Mr. Ewert reaches age 65, or in the case of a termination due to Mr. Ewert's death, until his spouse reaches age 65, which coverage will be substantially similar to that provided to our executive officers during such period and at the same cost as if Mr. Ewert remained an executive officer of the Company during the period such coverage is provided. Subject to Mr. Ewert's group health plan coverage continuation rights under section 4980B of the Internal Revenue Code, the benefits described above will (i) be reduced (on a participant by participant basis) to the extent benefits of the same type are received by Mr. Ewert, his spouse or any eligible dependent from any other person during such period and (ii) cease if Mr. Ewert (A) obtains other employment that offers participation in a health insurance plan providing substantially similar benefits during such period, or (B) violates the restrictive covenants in the employment agreement. We have also agreed that if Mr. Ewert's employment with us is terminated during the term of his employment agreement, Mr. Ewert is not required to seek other employment or to attempt in any way to reduce any benefits or insurance coverage payable to him.

        As a condition to the receipt of any amounts or benefits after termination of employment for whatever reason, Mr. Ewert, or his personal representative, shall be required to execute a written release agreement in a mutually agreed form containing, among other things, a general release of claims against us and our affiliates except for rights and claims under the employment agreement and pursuant to the terms of any benefit plans, equity grants or other similar plans or agreements, or pursuant to his change in control agreement. In addition, Mr. Ewert must refuse to exercise any right to revoke such release agreement during any applicable rescission period. Mr. Ewert, or his personal representative, must deliver the executed release on or before the date that is 30 days (90 days in the event of his death) after any termination date or all rights to the payments described above shall be forfeited, except for amounts due and owing as of the date of Mr. Ewert's death or termination (excluding the bonus amounts).

        Certain of the payments to be made to Mr. Ewert under his employment agreement may be deferred in order to comply with the requirements of section 409A of the Internal Revenue Code. We will not take any action or omit to take any action that would expose any payment or benefit to Mr. Ewert to additional tax that may become due under Section 409A and in furtherance thereof, we will negotiate reasonably and in good faith to amend his employment agreement in a manner that brings it into compliance with Section 409A.

        Under his employment agreement, Mr. Ewert has agreed not to compete with us during the term thereof and for any period in which he is receiving payments from us under his employment agreement (other than the continuation of medical benefits).

        Finally, Mr. Ewert's employment agreement provides that in the event that (i) prior to a Change in Control of the Company, the Board determines by a majority vote, or (ii) following a Change in Control of the Company, a court of competent jurisdiction determines by a final, non-appealable order, that Mr. Ewert, before or after the termination of his employment relationship with us, has committed certain acts which materially and adversely affect us, then some or all (A) benefits payable or to be provided, or previously paid or provided, to Mr. Ewert under his employment agreement or (B) cash bonuses paid to Mr. Ewert by us on or after the date of his employment agreement, or (C) equity awards granted to

The Men's Wearhouse, Inc. 2015 Proxy Statement

Mr. Ewert by us that vest, on or after the date of his employment agreement, will be forfeited to us on such terms as determined by the Board or the final, non-appealable order of a court of competent jurisdiction. The acts which could trigger such a forfeiture include:

  •
  fraud, embezzlement, theft, felony or an act of dishonesty, and such act of dishonesty materially and adversely affected us, in the course of Mr. Ewert's employment with us or any of our affiliates;

  •
  knowingly causing or assisting in causing us or one of our subsidiaries to engage in criminal misconduct;

  •
  if Mr. Ewert knew or should have known in the reasonable exercise of his duties that we were publicly releasing financial statements of the Company that were materially misstated and misleading;

  •
  intentionally, or as a result of his gross negligence, Mr. Ewert disclosed trade secrets of the Company or an affiliate and such action materially and adversely affected us; or

  •
  intentionally, or as a result of his gross negligence, Mr. Ewert violated the terms of any non-competition, non-disclosure or similar agreement with respect to us or any of our affiliates, to which Mr. Ewert is a party, and such action materially and adversely affected us.

        For purposes of this provision, an "act of dishonesty" requires a material breach by Mr. Ewert of his duties, obligations or undertakings owed to or on behalf of us, as determined by the Board. In determining whether a matter materially and adversely affects us, the Board shall be entitled to consider all relevant factors and exercise reasonable business judgment in making such determination including, but not limited to, the financial consequences, adverse reputational consequences or legal consequences to us or our subsidiaries, individually or taken as a whole, as a result of such action.

Jon W. Kimmins

        In connection with the appointment of Jon W. Kimmins as Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer of the Company, we entered into an employment agreement with Mr. Kimmins, effective as of April 1, 2013. The initial term of Mr. Kimmins' employment agreement shall be for a period of one year and thereafter shall automatically be extended for successive twelve-month periods unless we or Mr. Kimmins gives written notice of an election not to extend the employment agreement not less than 180 days prior to the end of the initial employment period and 90 days prior to the end of any extended employment period. Under Mr. Kimmins' employment agreement, we agreed, among other things, to:

  •
  pay Mr. Kimmins an annual base salary of $450,000, which was increased by action of the Compensation Committee, effective September 28, 2015, to $550,000 per annum;

  •
  pay Mr. Kimmins a one-time signing bonus in the amount of $200,000; provided that in the event that Mr. Kimmins does not remain continually employed with the Company, for any reason other than layoff or reduction in force, through March 31, 2015, Mr. Kimmins will be required to pay back the signing bonus to us on a pro rata basis (i.e., each full month of employment will reduce the amount to be repaid by one twenty-fourth (1/24)) and we may offset any such repayment owed against any amounts owed by us to Mr. Kimmins;

  •
  provide Mr. Kimmins an opportunity to earn an annual cash bonus each fiscal year in accordance with the terms of our annual cash bonus program for executive officers for such fiscal year based on the achievement of performance objectives as may be established from time to time by our Board or a committee thereof; provided, that Mr. Kimmins' target bonus shall not be less than $450,000 for any given year (though the actual bonus paid may be greater or lesser than the target bonus and shall be determined consistent with the criteria set for our other senior management executives by the Board or a committee thereof, based on such factors as it may determine),

The Men's Wearhouse, Inc. 2015 Proxy Statement

    provided that the actual bonus paid for the fiscal year ended February 1, 2014 shall not be less than $225,000;

  •
  provide life, accident, disability and health insurance coverage, and certain other benefits provided to our senior management executives;

  •
  issue (a) DSUs having a fair market value equal to $1,000,000 (with the actual number of DSUs to be determined based on the closing price per share of our Common Stock as reported by the NYSE on the date of grant), to vest annually over a period of 5 years in equal, pro rata installments and (b) stock options having a fair market equal to $250,000 on the date of grant, to vest annually over a period of 3 years in equal, pro rata installments; and

  •
  pay reasonable relocation costs, up to a maximum of $30,000, and costs for temporary housing for the first six months of his employment.

        We may terminate Mr. Kimmins' employment under his employment agreement for "cause". Under Mr. Kimmins' employment agreement, "cause" is limited to Mr. Kimmins':

  •
  conviction of or a plea of nolo contendere to the charge of a felony (which, through the lapse of time or otherwise, is not subject to appeal);

  •
  willful refusal without proper legal cause to perform, or gross negligence in performing, his duties and responsibilities;

  •
  material breach of fiduciary duty to us through the misappropriation of Company funds or property or through fraud;

  •
  material breach or default of his obligations or agreements under his employment agreement or any other agreement with us containing restrictive covenants or willful failure to follow in any material respect the lawful directions or policies of the Board; or

  •
  unauthorized absence from work (other than for sick leave or personal disability) for a period of 60 working days or more during a period of 90 working days.

        If we terminate Mr. Kimmins for cause, or if Mr. Kimmins terminates his employment with us without "good reason" (as defined below) or he chooses not to renew his employment agreement at the end of the current term or any extended term, we will pay all amounts owed to Mr. Kimmins under his employment agreement through the date of termination and any other benefits which may be owing in accordance with our policies or applicable law, which will satisfy all of our obligations under his employment agreement.

        If we terminate Mr. Kimmins' employment without "cause" or Mr. Kimmins terminates his employment for "good reason" or if we notify Mr. Kimmins that we do not intend to extend his employment under the employment agreement at the end of the current term or any extended term, then, in addition to any other benefits which may be owing in accordance with our plans and policies:

  •
  we will be required to pay Mr. Kimmins:

  ·
  a lump sum payment of all amounts owed through the date of termination,

  ·
  a lump sum payment in cash equal to Mr. Kimmins' full target bonus for our fiscal year ending contemporaneously with or immediately following the date of termination, to be paid on the April 15th immediately following the end of our fiscal year bonus period to which such target bonus relates, and

  ·
  an additional lump sum payment in cash equal to the target bonus, to be paid on the April 15th immediately following the end of our fiscal year bonus period to which the target bonus relates;

The Men's Wearhouse, Inc. 2015 Proxy Statement

  •
  Mr. Kimmins will continue to receive his annual base salary through the first year anniversary of the termination date; and

  •
  all options to acquire securities of the Company held by Mr. Kimmins immediately prior to his termination date that would have vested if his employment continued for one year after the termination date shall become fully exercisable, and all restrictions on any restricted stock or DSUs of the Company held by Mr. Kimmins immediately prior to his termination date that would have lapsed if his employment continued for one year after the termination date shall be removed.

        Under Mr. Kimmins' Employment Agreement, "good reason" means:

  •
  a material reduction in Mr. Kimmins' status, title, position or responsibilities;

  •
  a reduction in Mr. Kimmins' annual base salary below $450,000;

  •
  any material breach by us of the employment agreement;

  •
  any purported termination of Mr. Kimmins' employment for cause which does not comply with the terms of the employment agreement; or

  •
  a mandatory relocation of Mr. Kimmins' employment with us more than twenty-five (25) miles from the office of the Company where he is principally employed and stationed as of the date of the employment agreement, except for travel reasonably required in the performance of his duties and responsibilities;

provided, however, that no termination shall be for good reason until Mr. Kimmins has provided us with written notice of the conduct alleged to have caused good reason and at least thirty (30) days have elapsed after our receipt of such written notice from Mr. Kimmins, during which we have failed to cure any such alleged conduct.

        If Mr. Kimmins' employment is terminated as a result of his death, then, in addition to any other benefits which may be owing in accordance with our plans and policies, we will be required to:

  •
  pay to Mr. Kimmins' estate:

  ·
  a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Kimmins' death and (B) any accrued vacation pay earned by Mr. Kimmins, and

  ·
  a lump sum payment in cash equal to the number of days in our fiscal year up to and including the date of Mr. Kimmins' death divided by the total number of days in our fiscal year multiplied by Mr. Kimmins' bonus earned for our fiscal year ending contemporaneously with or immediately following the date of his death as reasonably determined by the Board or a committee thereof after the end of our fiscal year in which such death occurs in accordance with the Board's determination policies then in effect; and

  •
  all options to acquire securities of the Company held by Mr. Kimmins immediately prior to his termination date that would have vested if his employment continued for one year after the termination date shall become fully exercisable, and all restrictions on any restricted stock or DSUs of the Company held by Mr. Kimmins immediately prior to his termination date that would have lapsed if his employment continued for one year after the termination date shall be removed.

        If Mr. Kimmins' employment is terminated because of his permanent disability, then, in addition to any other benefits which may be owing in accordance with our plans and policies:

  •
  we will be required to pay Mr. Kimmins:

  ·
  a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Kimmins' termination of employment and (B) any accrued vacation pay earned by Mr. Kimmins, and

The Men's Wearhouse, Inc. 2015 Proxy Statement

    ·
    a lump sum payment in cash equal to the number of days in our fiscal year up to and including his termination date divided by the total number of days in our fiscal year multiplied by Mr. Kimmins' bonus earned for our fiscal year ending contemporaneously with or immediately following the termination date as reasonably determined by the Board or a committee thereof after the end of our fiscal year in which such termination occurs in accordance with the Board's determination policies then in effect; and

  •
  all options to acquire securities of the Company held by Mr. Kimmins immediately prior to his termination date that would have vested if his employment continued for one year after the termination date shall become fully exercisable, and all restrictions on any restricted stock or DSUs of the Company held by Mr. Kimmins immediately prior to his termination date that would have lapsed if his employment continued for one year after the termination date shall be removed.

        If Mr. Kimmins' employment agreement is terminated (1) as a result of Mr. Kimmins' death or permanent disability, or (2) by us without cause or by our non-renewal of his employment agreement or (3) by Mr. Kimmins for good reason, we shall pay Mr. Kimmins' COBRA health benefits premium for an 18-month period following his termination; provided, however, that such benefits shall be reduced to the extent health benefits are received by Mr. Kimmins, his spouse or any eligible dependent from any other person during such period and Mr. Kimmins will be required to use any medical insurance provided by a new employer, if available, during such 18-month period.

        As a condition to the receipt of any amounts or benefits after termination of employment for whatever reason, Mr. Kimmins, or his personal representative, shall be required to execute a written release agreement in a form satisfactory to the Company containing, among other things, a general release of claims against us and our affiliates except for rights and claims under the employment agreement and pursuant to the terms of any benefit plans, equity grants or other similar plans or agreements, or pursuant to his change in control agreement. In addition, Mr. Kimmins must refuse to exercise any right to revoke such release agreement during any applicable rescission period. Mr. Kimmins, or his personal representative, must deliver the executed release on or before the date that is 30 days after any termination date or all rights to the payments described above shall be forfeited, except for amounts due and owing as of the date of Mr. Kimmins' termination or amounts payable to Mr. Kimmins in connection with a termination as a result of his death.

        Certain of the payments to be made to Mr. Kimmins under his employment agreement may be deferred in order to comply with the requirements of section 409A of the Internal Revenue Code.

        Under his employment agreement, Mr. Kimmins has agreed not to compete with us during the term thereof and for any period in which he is receiving payments or benefits from us under his employment agreement (other than the continuation of medical benefits).

        Finally, Mr. Kimmins' employment agreement provides that in the event that (i) prior to a Change in Control of the Company, the Board determines by a majority vote, or (ii) following a Change in Control of the Company, a court of competent jurisdiction determines by a final, non-appealable order, that Mr. Kimmins, before or after the termination of his employment relationship with us, has committed certain acts which materially and adversely affect us, then some or all (A) benefits payable or to be provided, or previously paid or provided, to Mr. Kimmins under his employment agreement or (B) cash bonuses paid to Mr. Kimmins by us on or after the date of his employment agreement, or equity awards granted to Mr. Kimmins by us that vest, on or after the date of his employment agreement will be forfeited to us on such terms as determined by the Board or the final, non-appealable order of a court of competent jurisdiction. Those acts which could trigger such a forfeiture include:

  •
  fraud, embezzlement, theft, felony or an act of dishonesty in the course of Mr. Kimmins' employment with us or our affiliates;

The Men's Wearhouse, Inc. 2015 Proxy Statement

  •
  knowingly causing or assisting in causing us or one of our subsidiaries to engage in criminal misconduct;

  •
  if Mr. Kimmins knew or should have known in the reasonable exercise of his duties that we were publicly releasing financial statements of the Company that were materially misstated and misleading;

  •
  disclosing trade secrets of the Company or an affiliate and such action materially and adversely affected us; or

  •
  violating the terms of any non-competition, non-disclosure or similar agreement with respect to us or any of our affiliates to which Mr. Kimmins is a party and such action materially and adversely affected us.

David H. Edwab

        Additionally, in anticipation of his approaching retirement, on February 25, 2014, we entered into a Sixth Amended and Restated Employment Agreement with David H. Edwab, Vice Chairman of the Company, for a term extending through February 6, 2015. Effective October 1, 2014, Mr. Edwab retired as an executive officer and employee of the Company but remains non-executive Vice Chairman of the Board. Given that the Board of Directors considered the change to be in the best interest of the Company and in anticipation of the active assistance to be provided by Mr. Edwab in such capacity, the Compensation Committee and the Board of Directors approved: (1) the continuation of Mr. Edwab's salary through February 6, 2015, (2) participation in the Company's annual cash incentive plan as if he continued to be an employee to the end of fiscal 2014 and until the time of payment under the annual cash incentive plan and (3) for his continued service as a director to constitute fulfillment of his responsibilities under his employment agreement and to allow for vesting of his equity awards, in each case as contemplated by his employment agreement and as further described below.

        Under Mr. Edwab's employment agreement we agreed, among other things, to:

  •
  pay Mr. Edwab an annual salary of $420,000;

  •
  provide Mr. Edwab an opportunity to earn an annual cash bonus each fiscal year in accordance with the terms of our annual cash bonus program for executive officers for such fiscal year based on the achievement of performance objectives as may be established from time to time by our Board or a committee thereof; provided, that Mr. Edwab's target bonus shall not be less than 100% of his salary for any given year (though the actual bonus paid may be greater or lesser than the target bonus and shall be determined consistent with the criteria set for our other senior management executives by the Board or a committee thereof, based on such factors as it may determine) and for purposes of the bonus to be paid in 2015 for the year ended January 31, 2015, the maximum discretionary amount shall be equal to one-half of his target bonus and he shall be paid 100% of the maximum discretionary amount; and

  •
  provide life, accident, disability and health insurance coverage, and certain other benefits provided to our senior management executives.

        In addition, on April 3, 2013, we issued Mr. Edwab (i) 20,000 DSUs, the vesting of which is time-based and shall vest annually over a period of four years in equal, pro rata installments and (ii) 20,000 DSUs, the vesting of which is performance-based and shall vest annually over a period of four years if the specified performance criteria are achieved. Because Mr. Edwab was deemed to have remained employed by us through February 5, 2015, as contemplated by his employment agreement, then notwithstanding the terms of the award agreements related to such DSU grants, the portion of the DSUs that were scheduled to vest on April 13, 2015 vested on February 5, 2015; provided, however, because the requisite targets had not been met in the case of his performance-based DSUs, only his

The Men's Wearhouse, Inc. 2015 Proxy Statement

time-based DSU awards vested. Mr. Edwab forfeited the remaining unvested DSUs, including all of the performance-based DSUs, effective as of February 6, 2015.

        Except as described above, Mr. Edwab will not be entitled to receive any future equity awards pursuant to his employment agreement.

        With respect to the 96,800 shares of restricted stock issued to Mr. Edwab on February 5, 2011, pursuant to terms of his fourth amended and restated employment agreement, which vest in equal numbers of 19,360 on each February 5th in 2012 through 2016, the tranche eligible to vest on February 5, 2015 vested. Mr. Edwab forfeited the remaining shares of restricted stock that had not vested as of February 6, 2015.

        In accordance with the terms of his employment agreement, as a result of the deemed termination of his employment on February 6, 2015, as of such date:

  •
  thereafter and until Mr. Edwab and his spouse become eligible for coverage under Medicare, we will be required to arrange to provide Mr. Edwab and his spouse medical insurance benefits;

  •
  for the two year period beginning on February 6, 2015, we will make quarterly installment payments of $437,500 to Mr. Edwab;

  •
  for a two year period beginning on February 6, 2015, Mr. Edwab will provide up to ten hours a month of consulting services to us (any hours in excess of ten hours a month to be compensated at $750 per hour); and

  •
  we will provide Mr. Edwab with eight hours per week of administrative services.

  •
  Mr. Edwab has also agreed to continue to serve out his full term as a director and non-executive Vice Chairman of the Company (assuming he is elected by the shareholders at this meeting) without any additional compensation and, for a period of two years after this annual meeting, if requested to do so by the Board of Directors (and elected by the shareholders at the relevant annual meeting), Mr. Edwab has agreed to continue to serve on the Board of Directors and as non-executive Vice Chairman, provided, that, he will be compensated on the same basis as a non-employee director during any such subsequent periods in which he continues to serve on the Board of Directors.

        Certain of the payments to be made to Mr. Edwab under his employment agreement may be deferred in order to comply with the requirements of section 409A of the Internal Revenue Code. In addition, to the extent that a Change in Control occurs during the term of Mr. Edwab's employment agreement and any obligations under his employment agreement remain in effect, Mr. Edwab will be entitled to receive the greater of his benefits under his employment agreement and his change in control agreement (for a discussion of the terms of his change in control agreement, see "– Potential Payments Upon Termination or Change in Control – Change in Control Agreements").

        Under his employment agreement, Mr. Edwab has agreed not to compete with us during the term thereof and for a period of one year thereafter. However, Mr. Edwab may render services for compensation and engage in other business activities; provided, that (i) rendering such services or engaging in such activities does not violate the non-competition provisions of his employment agreement and (ii) Mr. Edwab must continue to devote more of his working time to us than to any other single business or group of related businesses.

        In addition, pursuant to the terms of Mr. Edwab's Fifth Amended and Restated Employment Agreement, in February 2014, we assigned to Mr. Edwab our interest in the insurance policies referred to and covered by the split-dollar life insurance agreements between the Company and Mr. Edwab. The cash surrender value of such insurance policies at the time of the assignment was $329,782.

The Men's Wearhouse, Inc. 2015 Proxy Statement

Grants of Plan-Based Awards Table

        The following table sets forth certain information regarding grants of plan-based awards to our Named Executive Officers during the fiscal year ended January 31, 2015:

													All Other Option Awards: Number of Securities Under- lying Options (#)
											All Other Stock Awards: Number of Shares of Stock or Units (#)(3)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards										Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date (1)	Threshold ($)(2)	Target ($)(2)	Maximum ($)(2)	Threshold (#)		Target (#)		Maximum (#)
Douglas S. Ewert	4/17/14	468,750	1,250,000	1,718,750	—		—		8,816	(5)	15,870	(7)	51,885	(9)	47.26	2,017,932
	9/12/14	—	—	—	9,843	(6)	39,370	(6)	88,583	(6)	15,748	(8)	69,652	(10)	50.80	4,168,898
Jon W. Kimmins	4/17/14	168,750	450,000	618,750	—		—		1,763	(5)	—		10,377	(9)	47.26	253,574
	9/12/14	—	—	—	1,575	(6)	6,299	(6)	14,173	(6)	4,724	(8)	13,930	(10)	50.80	826,985
Mary Beth Blake	4/17/14	112,500	300,000	412,500	—		—		1,763	(5)	—		10,377	(9)	47.26	253,574
	9/12/14	—	—	—	1,969	(6)	7,874	(6)	17,717	(6)	5,906	(8)	17,413	(10)	50.80	1,033,805
Mark Nuetze	4/17/14	75,000	200,000	275,000	—		—		1,411	(5)	4,232	(7)	8,301	(9)	47.26	402,882
	9/12/14	—	—	—	984	(6)	3,937	(6)	8,858	(6)	2,953	(8)	8,706	(10)	50.80	516,894
Carole L. Souvenir	4/17/14	56,250	150,000	206,250	—		—		846	(5)	2,539	(7)	4,981	(9)	47.26	241,698
	9/12/14	—	—	—	788	(6)	3,150	(6)	7,088	(6)	2,362	(8)	6,965	(10)	50.80	413,520
David H. Edwab	4/17/14	157,500	420,000	577,500	—		—		—		—		—		—	—

(1)
Represents the date when the Compensation Committee approved the targets for the Named Executive Officers' annual cash incentive bonus program or the equity grant was issued to such Named Executive Officer. The Board of Directors approved the April 17, 2014 awards on April 17, 2014, and approved the September 12, 2014 awards on September 8, 2014.
(2)
Relates to our ongoing bonus program in which executive officers participate annually. For 2014, 75% of the bonus criteria was quantitative and based on the Company achieving certain EBIT targets (the "Performance Target Bonus") and the remaining 25% of the bonus criteria was based on the recipient achieving personal non-financial performance objectives. With respect to the Performance Target Bonus, recipients receive 50% of the Performance Target Bonus if 70% of the EBIT target is achieved, 100% of the Performance Target Bonus if the EBIT target is achieved, 150% of the Performance Target Bonus if 130% or greater of the EBIT target is achieved and a pro-rated payout of between 50% and 150% of Performance Target Bonus if between 70% and 130% of the EBIT target is achieved. There is no payout of the Performance Target Bonus if at least 70% of the EBIT is not achieved. The maximum annual bonus payout possible for a Named Executive Officer under our non-equity performance program varies by individual, with a highest possible payout of $1,718,750 for fiscal 2014. The qualitative assessment of each Named Executive Officer's individual performance is made by the Compensation Committee and is based primarily on the views and recommendations of the Chief Executive Officer in the case of the Named Executive Officers other than himself. The Compensation Committee may at its discretion determine the appropriate percentage (ranging from 0% to the full 100%) to be paid out with respect to the 25% of the bonus attributable to the personal performance objectives. For actual amounts paid to the Named Executive Officers pursuant to these grants under the 2014 bonus program, see the column titled "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table.
(3)
Each DSU or performance unit award includes the right to receive dividend equivalents, which will be credited to a DSU or performance unit when dividends are paid to our shareholders, but will not be paid out unless and until the underlying DSU or performance unit award is earned. If a grant is cancelled, the recipient will not receive any dividend equivalents with respect to such DSU or performance unit award.
(4)
Represents aggregate grant date fair value of award computed in accordance with FASB ASC topic 718. The value of DSUs or performance units subject to performance-based vesting conditions has been determined assuming the achievement of the performance conditions on the date of grant, which also is the maximum that can be earned under the performance award. These values exclude the accounting effect of any estimate of future service-based forfeitures and do not necessarily correspond to the actual level that might be realized by the Named Executive Officers. For additional information, including a discussion of the assumptions used to calculate these values, see Note 11 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2015.
(5)
Represents performance-based DSUs granted to the Named Executive Officers on April 17, 2014. Each grant vested on April 13, 2015, as the annual performance requirement was met. For further discussion, see "Compensation Discussion and Analysis."
(6)
Represents performance units granted to the Named Executive Officers on September 12, 2014. Each grant represents the right to receive up to 2.25 shares of Common Stock for each share indicated above and vests on April 13, 2018, subject to meeting an annual performance target for fiscal 2017. Assuming the performance target is achieved, the number of 2014 performance units earned will be adjusted based on multipliers, ranging from 50% to 150%, related to each of (1) the Company's adjusted earnings per share for fiscal 2017 and (2) the Company's relative total shareholder return ("TSR") compared to the TSR of other select companies over a pre-defined period. For further information, see "Compensation Discussion and Analysis – Executive Summary."
(7)
Represents DSUs granted to the Named Executive Officers on April 17, 2014. Each grant vests in equal installments on each of April 13, 2015, 2016 and 2017.
(8)
Represents DSUs granted to the Named Executive Officers on September 12, 2014. Each grant vests in equal installments on each of April 13, 2016, 2017 and 2018.
(9)
Represents stock options granted to the Named Executive Officers on April 17, 2014. Each grant vests in equal installments on each of April 13, 2016 and 2017.
(10)
Represents stock options granted to the Named Executive Officers on September 12, 2014. Each grant vests in equal installments on each of April 13, 2016, 2017 and 2018.

The Men's Wearhouse, Inc. 2015 Proxy Statement

Outstanding Equity Awards at Fiscal Year-End Table

        The following table summarizes certain information regarding equity awards outstanding and held by each of the Named Executive Officers as of the end of the fiscal year ended January 31, 2015:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Douglas S. Ewert	70,000 21,998 42,867 19,369 — — — — — — — — —	30,000 33,007 — 9,684 51,885 69,652 — — — — — — —	(2) (3) (4) (5) (6)	— — — — — — — — — — — — —	41.33 22.72 27.94 40.13 47.26 50.80 — — — — — — —	11/16/2017 3/28/2018 4/6/2021 3/27/2022 4/17/2024 9/12/2024 — — — — — — —	— — — — — — 4,153 15,110 15,870 15,748 — — —	(4) (7) (8) (9)	— — — — — — 192,990 702,162 737,479 731,810 — — —	— — — — — — — — — — 37,776 8,816 39,370	(10) (11) (12)	— — — — — — — — — — 1,755,451 409,680 1,829,524
Jon W. Kimmins	6,360 — — — — — —	12,720 10,377 13,930 — — — —	(13) (14) (15)	— — — — — — —	33.09 47.26 50.80 — — — —	4/3/2023 4/17/2024 9/12/2024 — — — —	— — — 24,177 4,724 — —	(16) (17)	— — — 1,123,505 219,524 — —	— — — — — 1,763 6,299	(11) (12)	— — — — — 81,927 292,715
Mary Beth Blake	10,000 — — — — — — —	40,000 10,377 17,413 — — — — —	(18) (14) (19)	— — — — — — — —	24.66 47.26 50.80 — — — — —	5/19/2018 4/17/2024 9/12/2024 — — — — —	— — — 20,000 5,906 — — —	(20) (21)	— — — 929,400 274,452 — — —	— — — — — 7,555 1,763 7,874	(22) (11) (12)	— — — — — 351,081 81,927 365,905
Mark Neutze	— — — — — — — — — —	2,189 8,301 8,706 — — — — — — —	(4) (23) (24)	— — — — — — — — — —	40.13 47.26 50.80 — — — — — — —	3/27/2022 4/17/2024 9/12/2024 — — — — — — —	— — — 939 2,277 4,232 2,953 — — —	(4) (25) (26) (27)	— — — 43,635 105,812 196,661 137,226 — — —	— — — — — — — 2,055 1,411 3,937	(28) (11) (12)	— — — — — — — 95,496 65,569 182,952

The Men's Wearhouse, Inc. 2015 Proxy Statement

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Carole L. Souvenir	25,000 9,431 4,649 — — — — — — — — —	— — 2,324 4,981 6,965 — — — — — — —	(4) (29) (30)	— — — — — — — — — — — —	22.72 27.94 40.13 47.26 50.80 — — — — — — —	3/28/2018 4/6/2021 3/27/2022 4/17/2024 9/12/2024 — — — — — — —	— — — — — 997 2,417 2,539 2,362 — — —	(4) (31) (32) (33)	— — — — — 46,331 112,318 117,987 109,762 — — —	— — — — — — — — — 2,176 846 3,150	(34) (11) (12)	— — — — — — — — — 101,119 39,314 146,381
David H. Edwab	— — —	— — —		— — —	— — —	— — —	15,000 38,720 —	(35) (36)	697,050 1,799,318 —	— — 20,000	(37)	— — 929,400

(1)
Based on the closing price of $46.47 per share for our Common Stock on the NYSE on January 30, 2015, which was the last trading day of our fiscal year and, in the case of deferred stock units subject to performance-based vesting conditions included under the Equity Incentive Plan Awards columns, assumes the achievement of the performance conditions on the date of grant, which also is the maximum that can be earned under the performance award.
(2)
The award vests as follows: 10,000 options annually on each of November 16, 2015 and 2016 and 10,000 options on October 16, 2017.
(3)
The award vests as follows: 10,999 options annually on each of March 28, 2015 and 2016 and 11,009 options on March 28, 2017.
(4)
The award vested on April 13, 2015.
(5)
The award vests as follows: 25,943 options on April 13, 2016 and 25,942 options on April 13, 2017.
(6)
The award vests as follows: 23,217 options annually on each of April 13, 2016 and 2018 and 23,218 options on April 13, 2017.
(7)
The award vests as follows: 7,555 units annually on each of April 13, 2015 and 2016.
(8)
The award vests as follows: 5,290 units annually on each of April 13, 2015, 2016 and 2017.
(9)
The award vests as follows: 5,249 units annually on each of April 13, 2016 and 2018, and 5,250 units on April 13, 2017.
(10)
The award vests as follows: 12,592 units annually on each of April 13, 2014, 2015 and 2016, subject to meeting annual performance requirements tied to EBIT (as defined in the award agreements) in relation to gross sales over the vesting period. The targets for the tranches that were scheduled to vest on each of April 13, 2014 and 2015 were not met; therefore, these tranches will not vest unless the shortfall is made up by the end of fiscal 2015. For further information, see "Compensation Discussion and Analysis – Equity Awards – Performance-Based Deferred Stock Units or Performance Units."
(11)
The award vested on April 13, 2015, as the annual performance requirements were met. For further information, see "Compensation Discussion and Analysis – Equity Awards – Performance-Based Deferred Stock Units or Performance Units."
(12)
The award, which represents the right to receive up to 2.25 shares of Common Stock for each share indicated above, vests on April 13, 2018, subject to meeting an annual performance target for fiscal 2017. Assuming the performance target is achieved, the number of 2014 performance units earned will be adjusted based on multipliers, ranging from 50% to 150%, related to each of (1) the Company's adjusted earnings per share for fiscal 2017 and (2) the Company's relative total shareholder return ("TSR") compared to the TSR of other select companies over a pre-defined period. For further information, see "Compensation Discussion and Analysis – Equity Awards – Performance-Based Deferred Stock Units or Performance Units."
(13)
The award vests as follows: 6,360 options annually on each of April 13, 2015 and 2016.
(14)
The award vests as follows: 5,189 options on April 13, 2016 and 5,188 on April 13, 2017.
(15)
The award vests as follows: 4,643 options annually on each of April 13, 2016 and 2018, and 4,644 options on April 13, 2017.
(16)
The award vests as follows: 6,044 units annually on each of April 13, 2015, 2016 and 2017, and 6,045 units options on April 13, 2018.

The Men's Wearhouse, Inc. 2015 Proxy Statement

(17)
The award vests as follows: 1,574 units on April 13, 2016, and 1,575 units annually on each of April 13, 2017 and 2018.
(18)
The award vests as follows: 10,000 options annually on each of May 19, 2015, 2016 and 2017, and 10,000 options on December 19, 2018.
(19)
The award vests as follows: 5,804 options annually on each of April 13, 2016 and 2018, and 5,805 options on April 13, 2017.
(20)
The award vests as follows: 5,000 units annually on each of April 13, 2015, 2016, 2017 and 2018.
(21)
The award vests as follows: 1,968 units on April 13, 2016 and 1,969 units on each of April 13, 2017 and 2018.
(22)
The award vests as follows: 2,518 units on each of April 13, 2014 and 2015 and 2,519 units on April 13, 2016, subject to meeting annual performance requirements tied to EBIT (as defined in the award agreements) in relation to gross sales over the vesting period. The targets for the tranches that were scheduled to vest on each of April 13, 2014 and 2015 were not met; therefore, these tranches will not vest unless the shortfall is made up by the end of fiscal 2015. For further information, see "Compensation Discussion and Analysis – Equity Awards – Performance-Based Deferred Stock Units or Performance Units."
(23)
The award vests as follows: 4,151 options on April 13, 2016, and 4,150 units on April 13, 2017.
(24)
The award vests as follows: 2,902 options annually on each of April 13, 2016, 2017 and 2018.
(25)
The award vests as follows: 1,138 units on April 13, 2015, and 1,139 units on April 13, 2016.
(26)
The award vests as follows: 1,411 units annually on each of April 13, 2015 and 2016, and 1,410 units on April 13, 2017.
(27)
The award vests as follows: 984 units annually on each of April 13, 2016 and 2018, and 985 units on April 13, 2017.
(28)
The award vests as follows: 685 units on each of April 13, 2014, 2015 and 2016, subject to meeting annual performance requirements tied to EBIT (as defined in the award agreements) in relation to gross sales over the vesting period. The targets for the tranches that were scheduled to vest on each of April 13, 2014 and 2015 were not met; therefore, these tranches will not vest unless the shortfall is made up by the end of fiscal 2015. For further information, see "Compensation Discussion and Analysis – Equity Awards – Performance-Based Deferred Stock Units or Performance Units."
(29)
The award vests as follows: 2,490 options on April 13, 2016 and 2,491 options on April 13, 2017.
(30)
The award vests as follows: 2,321 options on April 13, 2016 and 2,322 options annually on each of April 13, 2017 and 2018.
(31)
The award vests as follows: 1,209 units on April 13, 2015 and 1,208 units on April 13, 2016.
(32)
The award vests as follows: 846 units annually on each of April 13, 2015 and 2016, and 847 units on April 13, 2017.
(33)
The award vests as follows: 787 units annually on each of April 13, 2016 and 2018, and 788 units on April 13, 2017.
(34)
The award vests as follows: 725 units on each of April 13, 2014 and 2015, and 726 units on April 13, 2016, subject to meeting annual performance requirements tied to EBIT (as defined in the award agreements) in relation to gross sales over the vesting period. The targets for the tranches that were scheduled to vest on each of April 13, 2014 and 2015 were not met; therefore, these tranches will not vest unless the shortfall is made up by the end of fiscal 2015. For further information, see "Compensation Discussion and Analysis – Equity Awards – Performance-Based Deferred Stock Units or Performance Units."
(35)
The award vests as follows: 5,000 units annually on each of April 13, 2015, 2016 and 2017. Pursuant to the terms of Mr. Edwab's employment agreement, the portion of the award that was scheduled to vest on April 13, 2015 vested on February 5, 2015 and the remaining shares under the award were forfeited effective as of February 6, 2015. See "Employment Agreements – David H. Edwab" above.
(36)
The award vests as follows: 19,360 shares annually on each of February 5, 2015, and 2016. Pursuant to the terms of Mr. Edwab's employment agreement, the portion of the award that was scheduled to vest on February 5, 2015 vested such date and the remaining shares under the award were forfeited effective as of February 6, 2015. See "Employment Agreements – David H. Edwab" above.
(37)
The award vests as follows: 5,000 units annually on each of April 13, 2014, 2015, 2016 and 2017, subject to meeting annual performance requirements tied to growth in EBIT (as defined in the award agreement) in relation to sales over the vesting period. The targets for the tranches that were scheduled to vest on each of April 13, 2014 and 2015 were not met. Pursuant to the terms of his employment agreement, Mr. Edwab forfeited all units subject to this award effective as of February 6, 2015. See "Employment Agreements – David H. Edwab" above.

The Men's Wearhouse, Inc. 2015 Proxy Statement

Option Exercises and Stock Vested Table

        The following table sets forth the amount realized (before any tax withholding) by each of the Named Executive Officers regarding the exercise of options and the vesting of restricted stock awards and DSUs during the fiscal year ended January 31, 2015:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Douglas S. Ewert	—	—	51,008	2,647,701
Jon W. Kimmins	—	—	6,044	289,991
Mary Beth Blake	20,000	499,806	5,000	239,900
Mark Neutze	12,950	278,127	3,270	156,895
Carole L. Souvenir	—	—	3,519	168,842
David H. Edwab	—	—	24,360	1,148,465

Pension Benefits

        We currently have no defined benefit pension plans in which our executive officers participate.

Nonqualified Deferred Compensation

        We currently have no defined contribution plans which provide for the deferral of compensation on a basis that is not tax qualified.

Potential Payments upon Termination or Change in Control

General

        We have entered into Change in Control agreements with our executive officers, including the Named Executive Officers, which entitle the executives to receive certain benefits in the event that a Change in Control occurs and the executive's employment with the Company is terminated after the occurrence of that Change in Control. The agreements terminate on the first to occur of (a) the executive's death or disability, (b) the termination of the executive's employment with the Company, or (c) the end of the last day of (i) the current two-year period which runs through May 15, 2017 (or any period for which the term shall have been automatically extended) if no Change in Control shall have occurred during that two-year period or (ii) the two-year period beginning on the date on which a Change in Control occurred if a Change in Control of the Company shall have occurred during the applicable two-year period; provided, however, that, if the agreement has not terminated due to the executive's death or disability and we have not given the executive notice at least 90 days before any applicable expiration date that the term will expire on such expiration date, then the term of the agreement shall be automatically extended for successive two-year periods. We entered into an amended and restated Change in Control agreement with Mr. Ewert on April 22, 2015, a copy of which was filed as Exhibit 10.2 to our Current Report on Form 8-K filed with the SEC on April 28, 2015. The form of Change in Control agreement for our other executive officers, including the Named Executive Officers, was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on May 20, 2009. Prior to entering into his amended and restated Change in Control agreement, Mr. Ewert was party to the same form of Change in Control agreement as our other continuing Named Executive Officers as described herein.

        The Change in Control agreements do not limit or otherwise affect any rights an executive may have under any other contract or agreement with the Company or any of our affiliates. Amounts which are

The Men's Wearhouse, Inc. 2015 Proxy Statement

vested benefits or which the executive is otherwise entitled to receive under any plan, program, policy, or practice of or provided by, or any contract or agreement with, the Company or any of our affiliates at or subsequent to the date of termination of the executive's employment with the Company shall be payable or otherwise provided in accordance with such plan, program, policy, or practice or contract or agreement except as explicitly modified by the executive's Change in Control agreement.

        Pursuant to the agreements, a "Change in Control" occurs when:

  •
  the individuals who (i) are members of the Board of Directors at the time the Change in Control agreement was entered into or (ii) who become members of the Board of Directors thereafter, whose appointment or election by the Board of Directors or nomination for election by our shareholders is approved or recommended by a vote of at least two-thirds of the then serving incumbent directors and whose initial assumption of service on the Board of Directors is not in connection with an actual or threatened election contest (the "Incumbent Directors") cease for any reason to constitute a majority of the members of the Board of Directors;

  •
  a merger, consolidation or similar transaction (a "merger") of the Company with another entity is consummated, unless:

  ·
  the individuals and entities who were the beneficial owners of our voting securities outstanding immediately prior to such merger own, directly or indirectly, more than 50% of the combined voting power of the voting securities of either the surviving entity or the parent of the surviving entity outstanding immediately after such merger; and

  ·
  the individuals who comprise the Board of Directors immediately prior to such merger constitute a majority of the board of directors or other governing body of either the surviving entity or the parent of the surviving entity;

  •
  a merger of a wholly-owned subsidiary with another entity (other than an entity in which we own, directly or indirectly, a majority of the voting and equity interest) is consummated if the gross revenues of such wholly-owned subsidiary (including the entities wholly-owned directly or indirectly by such wholly-owned subsidiary) for the twelve-month period immediately preceding the month in which the merger occurs equal or exceed 30% of our consolidated gross revenues reported by us on our consolidated financial statements for such period (for purposes of Mr. Ewert's Change in Control agreement this form of change in control constitutes an Asset Sale (as defined below));

  •
  any person, other than a Specified Owner (as defined in the agreement), becomes a beneficial owner, directly or indirectly, of our securities representing 30% or more of the combined voting power of our then outstanding voting securities;

  •
  a sale, transfer, lease or other disposition of all or substantially all of the assets of the Company is consummated (an "Asset Sale"), unless:

  ·
  the individuals and entities who were the beneficial owners of our voting securities immediately prior to such Asset Sale own, directly or indirectly, more than 50% of the combined voting power of the voting securities of the entity that acquires such assets in such Asset Sale or its parent immediately after such Asset Sale in substantially the same proportions as their ownership of our voting securities immediately prior to such Asset Sale; and

  ·
  the individuals who comprise the Board of Directors immediately prior to such Asset Sale constitute a majority of the board of directors or other governing body of either the entity that acquired such assets in such Asset Sale or its parent; or

  •
  our shareholders approve a plan of complete liquidation or dissolution of the Company.

        In addition, if following the commencement of any discussion with a third person (other than discussions with an investment banker, attorney, accountant or other advisor engaged by us) that

The Men's Wearhouse, Inc. 2015 Proxy Statement

ultimately results in a Change in Control, the executive's (i) employment with the Company is terminated, (ii) duties are materially changed or the executive's status and position with the Company is materially diminished, (iii) annual base salary is reduced, or (iv) annual bonus potential is reduced to an amount less than such executive's maximum annual bonus potential for the preceding year (the "Benchmark Bonus"), then for all purposes of the agreement, such Change in Control shall be deemed to have occurred on the date immediately prior to the date of such termination, change, diminution, or reduction.

Change in Control Benefits

        If a Change in Control occurs and an executive's employment by the Company is terminated, the executive shall be entitled to the following benefits:

  •
  If the executive's employment by the Company is:

  ·
  terminated by the Company as a result of the occurrence of an Event of Termination for Cause (as defined below) or by the executive before the occurrence of an Event of Termination for Good Reason (as defined below),

  ·
  automatically terminated as a result of the executive's death, or

  ·
  automatically terminated as a result of the executive's disability (as defined in the Change in Control agreements),

    then we shall pay to the executive, or the executive's estate or beneficiaries, as applicable, those amounts earned or benefits accumulated due to the executive's continued service through his termination date.

  •
  If the executive's employment by the Company is terminated by us otherwise than as a result of the occurrence of an Event of Termination for Cause or by the executive after the occurrence of an Event of Termination for Good Reason, then we shall pay to the executive those amounts earned or benefits accumulated due to the executive's continued service through his termination date as well as:

  ·
  a lump sum equal to two times the sum of (1) the amount (including any deferred portion thereof) of the base salary for the fiscal year in which the executive's termination date occurs or for the immediately preceding fiscal year, whichever is higher and (2) an amount equal to the executive's maximum potential annual performance bonus (or, in the case of Mr. Ewert, his target bonus) for the fiscal year in which the executive's termination date occurs or the immediately preceding fiscal year, whichever is higher, and

  ·
  a lump sum equal to the product of (1) the total monthly basic life insurance premium (both the portion paid by us and the portion paid by the executive) applicable to the executive's basic life insurance coverage on his termination date and (2) 24 (provided that if a conversion option is applicable under our group life insurance program, the executive may, at his option, convert his basic life insurance coverage to an individual policy after his termination date by completing the forms required by us).

    In addition, we at our sole expense shall take the following actions: (1) throughout the period beginning on the termination date and ending on the first to occur of the second anniversary of the termination date, or the date on which the executive becomes employed on a full-time basis by another person (the "Coverage Period"), we shall maintain in effect, and not materially reduce the benefits provided by our group health plan in which the executive was a participant immediately before the termination date; and (2) we shall arrange for the executive's uninterrupted participation throughout the coverage period in our group health plan in which the executive was a participant immediately before the termination date; provided that if the executive's participation after the termination date in such group health plan is not permitted by the terms of that plan, then throughout the Coverage Period, we (at our sole expense) shall

The Men's Wearhouse, Inc. 2015 Proxy Statement

    provide the executive with substantially the same benefits that were provided to the executive by that plan immediately before the termination date.

        Assuming that a Change in Control occurred during fiscal 2014 and each of the executives were terminated under the above-described circumstances effective as of January 31, 2015, the Named Executive Officers would have been entitled to receive the following:

Name (1)	2x Base & Bonus ($)	Insurance Premiums ($)	Health Coverage ($)	Total ($)(2)
Douglas S. Ewert (3)	5,937,500	3,737	32,060	5,973,297
Jon W. Kimmins	2,337,500	3,737	32,461	2,373,698
Mary Beth Blake	2,025,000	3,737	25,730	2,054,467
Mark Neutze	1,350,000	3,737	32,314	1,386,051
Carole L. Souvenir	1,212,500	3,737	11,060	1,227,297

(1)
Mr. Edwab retired as an executive officer and employee of the Company effective October 1, 2014. For additional information regarding post-separation benefits to be provided to Mr. Edwab, see "Retirement Payments and Benefits for David Edwab" below.
(2)
Does not include amounts earned or benefits accumulated due to continued service through January 31, 2015.
(3)
Based on the terms of Mr. Ewert's Change in Control Agreement as in effect on January 31, 2015. Under the terms of Mr. Ewert's Amended and Restated Change in Control Agreement, he is entitled to receive two times his target bonus instead of his maximum potential bonus; therefore, if his new agreement had been in place on January 31, 2015, 2x Base and Bonus would have been $5,000,000 and his total would be $5,035,797.

        Each payment required to be made to an executive pursuant to the foregoing shall be made by check drawn on an account of the Company or the successor and shall be paid generally within 30 days after the date of termination; provided, however, that certain of the payments to be made to the executives under the Change in Control agreements may be deferred in order to comply with the requirements of section 409A of the Internal Revenue Code. In the event that it is determined that any payment, benefit or distribution by us or our affiliates to or for the benefit of the executive (whether paid or payable, distributed or distributable, or provided or to be provided, pursuant to the terms of his Change in Control agreement or otherwise) would be nondeductible by us or any of our affiliates for federal income tax purposes because of section 280G of the Internal Revenue Code then the aggregate present value of amounts payable or distributable to or for the benefit of the executive pursuant to his Change in Control agreement shall be reduced to an amount expressed in present value which maximizes the aggregate present value of agreement payments without causing any payment to be nondeductible by us or any of our affiliates because of section 280G of the Internal Revenue Code. With respect to Mr. Ewert's Change in Control agreement, if our independent registered public accounting firm determines that any payment, benefit or distribution by us or our affiliates to or for the benefit of the Mr. Ewert are subject to the 280G excise tax, then the accounting firm will determine whether such payments shall be reduced provided such reduction will only occur if the reduction would result in Mr. Ewert retaining, on an after tax basis, a larger amount as a result of such reduction than he would receive if he received all of the payments owed to him under his Change in Control agreement.

        Pursuant to the terms of the Change in Control agreements, an "Event of Termination for Cause" shall be deemed to have occurred if, after a Change in Control, the executive shall have committed:

  •
  gross negligence or willful misconduct in connection with his duties or in the course of his employment with the Company or any wholly-owned subsidiary;

  •
  an act of fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Company or any wholly-owned subsidiary;

The Men's Wearhouse, Inc. 2015 Proxy Statement

  •
  intentional wrongful damage to property (other than of a de minimis nature) of the Company or any wholly-owned subsidiary;

  •
  intentional wrongful disclosure of secret processes or confidential information of the Company or any wholly-owned subsidiary which the executive believes or reasonably should believe will have a material adverse effect on the Company; or

  •
  an act leading to a conviction of a felony, or a misdemeanor involving moral turpitude.

        No act, or failure to act, on the part of the executive shall be deemed "intentional" if it was due primarily to an error in judgment or negligence, but shall be deemed "intentional" only if done, or omitted to be done, by the executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. The Executive shall not be deemed to have been terminated as a result of an "Event of Termination for Cause" under the agreement unless and until there shall have been delivered to the executive a certified copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the members of the Board of Directors then in office (but excluding the executive from any such vote or determination if he is then a member of the Board of Directors) at a meeting of the Board of Directors called and held for such purpose, finding that, in the good faith opinion of the Board of Directors, the executive had committed an act set forth above and specifying the particulars thereof in detail.

        Further, as defined in the Change in Control agreements (other than Mr. Ewert's agreement), an "Event of Termination for Good Reason" shall occur if, on or after a Change in Control, the Company or the successor:

  •
  assigns to the executive any duties inconsistent with the executive's position (including offices, titles and reporting requirements), authority, duties, or responsibilities with the Company in effect immediately before the occurrence of the Change in Control or otherwise makes any change in any such position, authority, duties, or responsibilities;

  •
  removes the executive from, or fails to re-elect or appoint the executive to, any duties or position with the Company that were assigned or held by the executive immediately before the occurrence of the Change in Control, except that a nominal change in the executive's title that is merely descriptive and does not affect rank or status shall not constitute such an event;

  •
  takes any other action that results in a material diminution in the executive's position, authority, duties, or responsibilities or otherwise takes any action that materially interferes therewith;

  •
  reduces the executive's annual base salary as in effect immediately before the occurrence of the Change in Control or as the executive's annual base salary may be increased from time to time after that occurrence;

  •
  reduces the executive's maximum annual bonus potential to an amount less than the executive's maximum annual bonus potential for the preceding year (the "Benchmark Bonus") or revises the bonus plan in any manner that materially adversely affects the executive's ability to achieve the maximum annual bonus potential;

  •
  requires the executive:

  ·
  to be based at any office or location more than thirty-five (35) miles from the office of the Company where the executive was principally employed and stationed immediately prior to the Change in Control, or

  ·
  to travel on Company business to a materially greater extent than required immediately prior to the Change in Control;

The Men's Wearhouse, Inc. 2015 Proxy Statement

  •
  requires the executive to perform a majority of his duties outside the office of the Company where the executive was principally employed and stationed immediately prior to the Change in Control for a period of more than 21 consecutive days or for more than 90 days in any calendar year;

  •
  fails to

  ·
  continue in effect any bonus, incentive, profit sharing, performance, savings, retirement, or pension policy, plan, program, or arrangement (such policies, plans, programs, and arrangements collectively being referred to as the "Basic Benefit Plans"), including, but not limited to, any deferred compensation, supplemental executive retirement or other retirement income, stock option, stock purchase, stock appreciation, restricted stock, DSU, employee stock ownership, or similar policy, plan, program, or arrangement of the Company, in which the executive was a participant immediately before the occurrence of the Change in Control unless an equitable and reasonably comparable arrangement (embodied in a substitute or alternative benefit or plan) shall have been made with respect to such Basic Benefit Plan promptly following the occurrence of the Change in Control, or

  ·
  continue the executive's participation in any Basic Benefit Plan (or any substitute or alternative plan) on substantially the same basis, both in terms of the amount of benefits provided to the executive (which are in any event always subject to the terms of any applicable Basic Benefit Plan) and the level of the executive's participation relative to other executives of the Company, as existed immediately before the occurrence of the Change in Control;

  •
  fails to continue to provide the executive with benefits substantially similar to those enjoyed by the executive under any of our other executive benefit plans, policies, programs, and arrangements, including, but not limited to, life insurance, medical, dental, health, hospital, accident, or disability plans, in which the executive was a participant immediately before the occurrence of the Change in Control;

  •
  takes any action that would directly or indirectly materially reduce any other non-contractual benefits that were provided to the executive by the Company immediately before the occurrence of the Change in Control or deprive the executive of any material fringe benefit enjoyed by the executive immediately before the occurrence of the Change in Control;

  •
  fails to provide the executive with the number of paid vacation days to which the executive was entitled in accordance with our vacation policy in effect immediately before the occurrence of the Change in Control;

  •
  fails to continue to provide the executive with office space, related facilities and support personnel (including, but not limited to, administrative and secretarial assistance) that are (i) both commensurate with the executive's responsibilities to and position with the Company immediately before the occurrence of the Change in Control and not materially dissimilar to the office space, related facilities and support personnel provided to our other executives having comparable responsibility to the executive, or (ii) physically located at the office of the Company where the executive was principally employed and stationed immediately prior to the Change in Control;

  •
  fails to honor any provision of any employment agreement the executive has or may in the future have with the Company or fail to honor any provision of the Change in Control agreement;

  •
  gives effective notice of an election to terminate at the end of the term or the extended term of any employment agreement the executive has or may in the future have with the Company or the successor in accordance with the terms of any such agreement; or

  •
  purports to terminate the executive's employment by the Company unless proper notice of that termination shall have been given to the executive.

The Men's Wearhouse, Inc. 2015 Proxy Statement

        For purposes of Mr. Ewert's Change in Control agreement, an "Event of Termination for Good Reason" shall occur if any of the following occur on or after a Change in Control:

  •
  a material reduction in Mr. Ewert's status, title, position or responsibilities;

  •
  a reduction in Mr. Ewert's annual base salary as in effect immediately before the occurrence of the Change in Control or as Mr. Ewert's annual base salary may be increased from time to time after that occurrence;

  •
  a reduction in Mr. Ewert's target and/or maximum bonus potential to an amount less than his target and/or maximum annual bonus potential for the preceding year or revision to the bonus plan in any manner that materially adversely affects his ability to achieve the maximum annual bonus potential;

  •
  a mandatory relocation of Mr. Ewert's employment with the Company more than fifty (50) miles from the office of the Company where he was principally employed and stationed immediately prior to the Change in Control, except for travel reasonably required in the performance of his duties and responsibilities;

  •
  any material changes to the Basic Benefit Plans, paid vacation days or any other non-contractual benefits that were provided to Mr. Ewert by the Company immediately before the occurrence of the Change in Control; or

  •
  any failure to honor any provision of any employment agreement Mr. Ewert has or may in the future have with the Company or failure to honor any provision of his Change in Control agreement, including termination of such employment agreement (unless notice of that termination shall have been given to Mr. Ewert pursuant to, and which meets the requirements of his employment agreement) or effective notice of an election to terminate at the end of the term or the extended term of such employment agreement.

        In addition, pursuant to the terms of the Change in Control agreements, immediately upon the occurrence of a Change in Control, all options to acquire our voting securities held by an executive shall become fully exercisable and all restrictions on our restricted voting securities granted to an executive prior to a Change in Control shall be removed and the securities shall be freely transferable. In addition, the award agreements between the Named Executive Officers and the Company related to the awards of DSUs provide that such units shall immediately vest upon a Change in Control. However, effective for all awards made on or after September 1, 2014, equity awards will not vest in the event of a Change in Control unless also accompanied by a qualifying termination of employment. If a Change in Control occurred on January 31, 2015 and, in the case of any equity awards granted on or after September 1, 2014, each of the executives were terminated under the above-described circumstances as of the same date, the following awards would have vested for each of the Named Executive Officers which, based on the closing sales price of $46.47 for our Common Stock on January 30, 2015 (the last trading day of the fiscal year ended January 31, 2015), would have resulted in the indicated realized value to the Named Executive Officers:

The Men's Wearhouse, Inc. 2015 Proxy Statement

	Option Awards		Restricted Stock and Deferred Stock Unit Awards
Name (1)	Number of Shares (#)	Value Realized ($)	Number of Shares or Units (#)	Value Realized ($)	Total Value Realized ($)(2)
Douglas S. Ewert (3)	194,228	999,513	136,843	6,359,096	7,358,609
Jon W. Kimmins	37,027	170,194	36,963	1,717,671	1,887,865
Mary Beth Blake	67,790	872,400	43,098	2,002,765	2,875,165
Mark Neutze	19,196	13,878	17,804	827,351	841,229
Carole L. Souvenir	14,270	14,734	14,487	673,212	687,946

(1)
Mr. Edwab retired as an executive officer and employee of the Company effective October 1, 2014. For additional information regarding post-separation benefits to be provided to Mr. Edwab, see "Retirement Payments and Benefits for David Edwab" below.
(2)
Does not include amounts earned or benefits accumulated due to continued service through January 31, 2015.
(3)
Based on the terms of Mr. Ewert's Change in Control Agreement as in effect on January 31, 2015. The terms of Mr. Ewert's Amended and Restated Change in Control Agreement would not result in any substantive difference to the amounts disclosed.

Clawback Provisions

        Finally, the Change in Control agreements provide that in the event that (i) prior to a Change in Control, our Board of Directors determines by a majority vote, or (ii) following a Change in Control, a court of competent jurisdiction determines by a final, non-appealable order, that an executive, before or after the termination of his employment relationship with us, has committed certain acts which materially and adversely affect the Company, then some or all (A) benefits payable or to be provided, or previously paid or provided, to the executive under his Change in Control agreement or (B) cash bonuses paid to the executive by the Company, or equity awards granted to the executive by the Company that vest, on or after the executive executed the Change in Control agreement will be forfeited to us on such terms as determined by the Board of Directors. Those acts which could trigger such a forfeiture include:

  •
  fraud, embezzlement, theft, felony, or similar acts of dishonesty in the course of the executive's employment with us which damaged the Company,

  •
  knowingly causing or assisting in causing our financial statements to be misstated or the Company to engage in criminal misconduct,

  •
  disclosing our trade secrets, or

  •
  violating the terms of any non-competition, non-disclosure, or similar agreement with respect to us to which the executive is a party.

The Men's Wearhouse, Inc. 2015 Proxy Statement

Employment Agreements

        The following table summarizes the potential payments each of Messrs. Ewert and Kimmins' would have received in the event their employment with the Company occurred on January 31, 2015 pursuant to their respective employment agreements. The amounts in the table are calculated pursuant to SEC rules and are not intended to reflect actual payments that may be made. Actual payments that may be made will be based on the dates and circumstances of the applicable event. See "Employment Agreements" above for additional information regarding the terms of each of Messrs. Ewert and Kimmins' respective employment agreements.

Name and Termination Scenarios	Cash Severance ($)(1)	Equity ($)(2)	Health Coverage ($)(3)	Total ($)(4)
Douglas S. Ewert (5) for Cause or w/o Good Reason death or disability w/o Cause or for Good Reason	— 1,718,750 6,250,000	— 7,358,609 4,482,507	— 240,451 216,406	— 9,317,810 10,948,913
Jon W. Kimmins for Cause or w/o Good Reason death or disability w/o Cause or for Good Reason	— 618,750 1,450,000	— 1,887,865 447,889	— 24,346 24,346	— 2,530,961 1,922,235

(1)
The cash severance payable in the event of termination without Cause or for Good Reason includes base salary which is to be paid as income continuation over the applicable period (two years for Mr. Ewert and one year for Mr. Kimmins), but is shown in the aggregate and not as a discounted present value. The cash severance related to bonus payments for purposes of death or disability includes 100% as the pro rata bonus amounts as the full year would have been completed as of January 31, 2015. In the event of termination without Cause or for Good Reason, Mr. Ewert is entitled to receive his full target bonus plus an additional amount equal to two times his target bonus and Mr. Kimmins is entitled to receive his full target bonus plus an additional amount equal to his full target bonus.
(2)
Includes realized value based on the closing sales price of $46.47 for our Common Stock on January 30, 2015 (the last trading day of the fiscal year ended January 31, 2015). Equity awards become 100% vested in the event of death or disability. In the event of termination without Cause or for Good Reason, all equity awards which would have vested within two years of Mr. Ewert's termination date, and one year of Mr. Kimmins', shall vest and/or become fully exercisable.
(3)
In the event of Mr. Ewert's termination, we will arrange to provide Mr. Ewert and his eligible dependents group health plan coverage until Mr. Ewert turns 65, or his spouse turns 65 in the event of Mr. Ewert's death or disability. In the event of Mr. Kimmins' termination, we will pay his COBRA health premiums for a period of 18-months following his termination.
(4)
Does not include amounts earned or benefits accumulated due to continued service through January 31, 2015; Messrs. Ewert and Kimmins are not entitled to receive any excise tax gross up in connection with any of their respective termination payments.
(5)
Based on the terms of Mr. Ewert's Employment Agreement as in effect on January 31, 2015. Under the terms of Mr. Ewert's Amended and Restated Employment Agreement, (i) we are only required to provide continuing medical coverage until his spouse turns 65 in the event of Mr. Ewert's death, so in the event of Mr. Ewert's disability, the costs associated with health coverage would be $216,406, for a total of $9,293,765 and (ii) in the event of his termination without Cause or for Good Reason, Mr. Ewert would have been entitled to receive his earned bonus amount, resulting in the payment of an additional $468,750 in cash severance, for a total of $11,417,663.

The Men's Wearhouse, Inc. 2015 Proxy Statement

Retirement Payments and Benefits for David Edwab

        Mr. Edwab retired as an executive officer and employee of the Company effective October 1, 2014, but continues to serve as the non-executive Vice Chairman of the Board. Given that the Board of Directors considered the change to be in the best interest of the Company and in anticipation of the active assistance to be provided by Mr. Edwab in such capacity, the Compensation Committee and the Board of Directors approved that his continued service as a director would constitute fulfillment of his responsibilities under his employment agreement and allowed for vesting of his equity awards, in each case as contemplated by his employment agreement and as further described below. Therefore, in accordance with the terms of his employment agreement and in connection with his retirement, as of February 6, 2015, Mr. Edwab became entitled to receive the following:

  •
  Quarterly installment payments of $437,500 for the two year period beginning on February 6, 2015;

  •
  Medical insurance benefits until Mr. Edwab and his spouse become eligible for coverage under Medicare, at an aggregate cost to us of approximately $86,000; and

  •
  Eight hours per week of administrative services to be provided by the Company.

        In addition, Mr. Edwab will provide up to ten hours a month of consulting services to us through February 6, 2017 for no additional consideration; provided that services provided in excess of ten hours a month will be compensated at a rate equal to $750 per hour.

        In accordance with the terms of his employment agreement, Mr. Edwab's outstanding equity awards, including 5,000 time-based DSUs and 19,360 shares of restricted stock, which were scheduled to vest on April 13, 2015 vested on February 5, 2015. Upon vesting, Mr. Edwab realized an aggregate value of $1,163,190, based on the $47.75 closing price of our Common Stock on February 5, 2015. All remaining equity awards held by Mr. Edwab were forfeited as of February 6, 2015.

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS

        The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

        We seek to closely align the interests of our Named Executive Officers with the interests of our shareholders. Our compensation programs are designed to reward teamwork and each individual's contribution to the Company as well as to produce positive long-term results for our shareholders and employees by aligning compensation with the Company's business strategies and the creation of long-term shareholder value. We endeavor to ensure that our compensation program is perceived as fundamentally fair to all stakeholders. Differences in compensation among our exempt employees are generally due to position, seniority, or local requirements. In line with this philosophy, executive officers generally receive minimal perquisites. The Compensation Committee seeks to achieve the appropriate balance between immediate cash rewards and incentives for the achievement of both annual and long-term financial and non-financial objectives. Our Named Executive Officers' total compensation consists of a mix of base salary, annual cash incentive awards and long-term equity incentive awards, with a significant portion of each executive's compensation being performance-based. We encourage you to read our Compensation Discussion and Analysis for a more detailed discussion and analysis of our executive compensation program, including information about the fiscal 2014 compensation of the Named Executive Officers and changes made to the compensation program during fiscal 2014.

The Men's Wearhouse, Inc. 2015 Proxy Statement

        As discussed at the outset of our Compensation Discussion and Analysis, fiscal 2014 proved to be an eventful year for the Company and its stakeholders. The Company experienced many events throughout fiscal 2014 which required significant time and focus by management, primarily the Jos. A. Bank acquisition. In addition, during fiscal 2014, our Board of Directors declared an aggregate of $0.72 per share in dividends to shareholders. Our stock price as of the last trading day of fiscal 2014 was $46.47 per share, a 1.0% decrease over the last trading day of fiscal 2013, but on March 12, 2015, after announcement of our year end results, the closing price was $52.26.

        Over the same period, the total reported compensation available to Mr. Ewert, our Chief Executive Officer, as reported in the Summary Compensation Table on page 52 of this proxy statement, increased approximately $6.0 million from $3,622,131 in fiscal 2013 to $9,672,031 in fiscal 2014, of which approximately $4.2 million of the increase resulted from the equity grants awarded to him in September 2014 in lieu of those that would have been issued in April 2015. Over the same period, Mr. Ewert's realized pay increased 92% from $3,199,875 in fiscal 2013 to $6,132,902 in fiscal 2014, and his realized pay as a percentage of reported pay decreased from 88.3% in 2013 to 63.4% in fiscal 2014, a decrease of 28%, which reflects that Mr. Ewert's compensation is significantly based on Company performance.

        The primary reason for the significant increase in the reported Chief Executive Officer compensation is that, in light of the significant changes the Company experienced in fiscal 2014, the Compensation Committee, with the assistance of Pay Governance, undertook a comprehensive review of the Company's compensation practices following the completion of the Jos. A. Bank acquisition. As a result of this review, in September 2014, the Compensation Committee determined that it was in the best interest of the Company to revise and adjust various aspects of the Company's compensation practices. These changes are designed and intended to reflect the substantially increased demands upon and responsibilities of our executives and the material impact of the Jos. A. Bank acquisition on the size of the Company's operations and the Company's overall financial performance. The Compensation Committee believes it is imperative to retain and incent our management team in order to successfully integrate the Jos. A. Bank operations with the Company. As a result, as part of the implementation of the updated compensation program, the Compensation Committee determined that it was beneficial to issue equity awards to certain senior executive officers, including our continuing Named Executive Officers, under the new program in September 2014 instead of during our regular annual grant process in 2015. The Committee believed it important to recognize the extraordinary efforts of Mr. Ewert and other senior executive officers at that time and provide a strong incentive for them to remain with the Company during the integration of the Jos. A. Bank operations and achieve superior results in connection therewith. The equity awards in September were intended to be an accelerated issuance of the equity awards that customarily would have been made in April 2015 as part of our annual grant process. As a result of this accelerated issuance of equity awards and a special one-time cash bonus paid in June 2014 in recognition of the outstanding efforts by senior management in connection with the successful conclusion of the Jos. A. Bank transaction, total reported compensation for Mr. Ewert and the other Named Executive Officers are significantly higher than the amounts reported In prior fiscal years. However, our continuing Named Executive Officers reported pay in next year's proxy statement attributable to equity awards will be significantly lower than the amounts reported in this proxy statement since they will not receive equity awards as part of our annual grant process during fiscal year 2015.

        The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, taken as a whole, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on, and will not be construed as overruling any decision by, the Company, our Board of Directors, or the Compensation Committee. Furthermore, because this advisory vote primarily relates to the compensation of our Named Executive Officers that has already been paid or contractually committed, there is generally no opportunity to revisit these past decisions. However, our Board of Directors values the opinions of our shareholders and, to the extent that there is

The Men's Wearhouse, Inc. 2015 Proxy Statement

any significant vote against our Named Executive Officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of shareholders.

        Accordingly, we ask our shareholders to vote to approve the following resolution at the Annual Meeting:

        "RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE " FOR" THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

During the fiscal year ended January 31, 2015, there were no transactions with related persons, as described in Item 404(a) of Regulation S-K.

Policies and Procedures for Approval of Related Person Transactions

The Board of Directors formally adopted a written policy with respect to related person transactions to document procedures pursuant to which such transactions are reviewed, approved or ratified. The policy applies to any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we or any of our subsidiaries are a participant, (ii) any related person has a direct or indirect interest and (iii) the amount involved exceeds $50,000. The Audit Committee is responsible for reviewing, approving and ratifying any related person transaction. The Audit Committee intends to approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

The Men's Wearhouse, Inc. 2015 Proxy Statement

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Fees for professional services provided by Deloitte & Touche LLP ("D&T"), the Company's independent registered public accounting firm, in each of the last two fiscal years in each of the following categories were:

	Fiscal Year
	2014	2013
Audit Fees (1)	$3,317,000	$1,715,000
Audit Related Fees (2)	380,500	494,400
Tax Fees (3)	1,103,400	346,600
All Other Fees (4)	686,100	2,800

	$5,487,000	$2,558,800

(1)
Audit fees consist of audit work performed in connection with the annual financial statements and the statutory audits for our UK-based entities, the audit of our internal control over financial reporting, and the reviews of unaudited quarterly financial statements as well as work generally only the independent registered public accounting firm can reasonably provide, such as consents, comfort letters, and review of documents filed with the SEC.
(2)
For fiscal 2014, audit related services include work performed in connection with the internal control consultations, the acquisition of Jos. A. Bank, and an audit of our marketing agreement with David's Bridal. For fiscal 2013, audit related services include work performed in connection with actual and potential acquisitions and an audit of our marketing agreement with David's Bridal.
(3)
Tax fees include work performed for a variety of federal, state and international tax consulting projects and tax compliance services.
(4)
For fiscal 2014, other fees include work performed in connection with planning and advisory services, the Company's review of strategic alternatives with respect to K&G, and accounting research tool fees. For fiscal 2013, other fees consist for accounting research tool fees.

        The Audit Committee has considered whether non-audit services provided by D&T to us are compatible with maintaining D&T's independence.

        The Audit Committee has implemented pre-approval policies and procedures for all audit and non-audit services. Generally, the Audit Committee requires pre-approval of any services to be provided by our independent registered public accounting firm to us or any of our subsidiaries. The pre-approval procedures include the designation of such pre-approval responsibility to one individual on the Audit Committee, currently Mr. Becker, the Audit Committee Chair. There were no services approved by the Audit Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during fiscal 2014.

The Men's Wearhouse, Inc. 2015 Proxy Statement

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        D&T has served as our independent registered public accounting firm providing auditing, financial and tax services since their engagement in fiscal 1992. At present, the Audit Committee intends to continue the appointment of D&T as our independent registered public accounting firm for the fiscal year ending January 30, 2016. In determining to appoint D&T, the Audit Committee carefully considers D&T's past performance for the Company, its independence with respect to the services to be performed, and its general reputation for adherence to professional auditing standards.

        Representatives of D&T are expected to attend the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders.

        We are asking our shareholders to ratify the selection of D&T as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of D&T to our shareholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE " FOR" THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2015.

The Men's Wearhouse, Inc. 2015 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information, as of the Record Date (except as noted below), with respect to the beneficial ownership of our Common Stock by (i) each director, (ii) each nominee for director, (iii) each Named Executive Officer listed in the Summary Compensation Table below, (iv) each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and (v) all of our executive officers and directors as a group. Unless otherwise indicated, each person has sole voting power and dispositive power with respect to the shares attributed to him or her.

Name	Number Of Shares		% of Outstanding Shares
BlackRock, Inc. 55 East 52nd Street New York, New York 10022	4,523,127	(1)	9.4
Eminence Capital, L9 919 Third Avenue New York, New York 10022	4,518,779	(2)	9.4
The Vanguard Group 100 Vanguard Blvd. Malvern, Pennsylvania 19355	2,954,515	(3)	6.1
William B. Sechrest	21,401	(4)(5)	*
David H. Edwab	16,998		*
Douglas S. Ewert	288,403	(6)	*
Rinaldo S. Brutoco	24,240	(4)(7)	*
Sheldon I. Stein	43,899	(4)(5)	*
Grace Nichols	18,074	(4)	*
Allen I. Questrom	9,615	(4)	*
B. Michael Becker	7,536	(4)(8)	*
Jon W. Kimmins	17,574	(9)	*
Mary Beth Blake	44,513	(10)	*
Mark Neutze	6,697	(11)	*
Carole L. Souvenir	53,387	(12)	*
All executive officers and directors as a group (18 persons)	595,976	(8)(13)(14)	1.2%

*
Less than 1.0%
(1)
Based on a Schedule 13G, as amended, filed on January 15, 2015, Black Rock, Inc. has sole voting power with respect to 4,416,601 of these shares and sole dispositive power with respect to all of these shares.
(2)
Based on a Schedule 13D, as amended, filed on February 27, 2015, Eminence Capital, LP has shared voting and dispositive power with respect to all of these shares. Eminence GP, LLC is also deemed to have shared voting and dispositive power with respect to 3,873,894 of such shares. As described in the Schedule 13D filed on November 7, 2013: (i) the shares are held for the account of various funds (the "Eminence Funds") as well as a separately managed account (the "SMA"); (ii) Eminence Capital, LLC serves as the investment manager to the Eminence Funds and the investment adviser to the SMA and, therefore, Eminence Capital, LLC may be deemed to have shared voting and dispositive power over the shares held for the accounts of the Eminence Funds and the SMA; (iii) Eminence GP, LLC serves as general partner or managing member of the partnerships and the master funds and may be deemed to have shared voting and dispositive power over all of the shares held for the accounts of such partnerships and master funds; and (iv) Ricky C. Sandler is the Chief Executive Officer of Eminence Capital, LLC and the managing member of Eminence GP, LLC and is therefore deemed to have shared voting and dispositive power with respect to all 4,518,779 shares directly owned by the Eminence Funds and the SMA, as applicable. Mr. Sandler also owns 700 shares of our Common Stock over which he has sole voting and dispositive power.
(3)
Based on a Schedule 13G filed on February 11, 2015. The Vanguard Group ("Vanguard") has sole voting power with respect to 63,670 of these shares, shared dispositive power with respect to 59,870 of these shares and sole dispositive power with respect to the remainder of these shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 59,870 of these shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 3,800 of these shares as a result of its serving as investment manager of Australian investment offerings.

The Men's Wearhouse, Inc. 2015 Proxy Statement

(4)
Includes 4,868 restricted shares.
(5)
Includes 3,000 shares that may be acquired within 60 days upon the exercise of stock options.
(6)
Includes 174,917 shares that may be acquired within 60 days upon the exercise of stock options and 8,877 shares allocated to the account of Mr. Ewert under The Men's Wearhouse, Inc. 401(k) Savings Plan.
(7)
Includes 4,500 shares that may be acquired within 60 days upon the exercise of stock options.
(8)
Includes 995 shares allocated to Mr. Becker's Simplified Employee Pension account, over which Mr. Becker has sole voting and dispositive power.
(9)
Includes 12,720 shares that may be acquired within 60 days upon the exercise of stock options.
(10)
Includes 20,000 shares that may be acquired within 60 days upon the exercise of stock options.
(11)
Includes 2,189 shares that may be acquired within 60 days upon the exercise of stock options, 314 shares allocated to the account of Mr. Neutze under The Men's Wearhouse, Inc. Employee Stock Discount Plan and 1,155 shares allocated to the account of Mr. Neutze under The Men's Wearhouse, Inc. 401(k) Savings Plan.
(12)
Includes 41,404 shares that may be acquired within 60 days upon the exercise of stock options.
(13)
Includes an aggregate of 29,208 restricted shares and an aggregate of 281,630 shares that may be acquired within 60 days upon the exercise of stock options.
(14)
Includes 1,143 shares allocated to the accounts of certain of our executive officers under The Men's Wearhouse, Inc. Employee Stock Discount Plan and 11,111 shares allocated to the accounts of certain of our executive officers under The Men's Wearhouse, Inc. 401(k) Savings Plan. These plans provide that participants have voting and dispositive power over these shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        To our knowledge, based solely on a review of the copies of the reports required pursuant to Section 16(a) of the Exchange Act that have been furnished to us and written representations that no other reports were required, during the fiscal year ended January 31, 2015, all Section 16(a) filing requirements applicable to our directors, executive officers, and greater than 10% beneficial owners have been met except for the inadvertent late reporting of a charitable gift made by Mr. Edwab in June 2014 of 100 shares of our Common Stock.

The Men's Wearhouse, Inc. 2015 Proxy Statement

PROPOSALS FOR NEXT ANNUAL MEETING

        Any proposals of shareholders intended to be presented at our annual meeting of shareholders to be held in 2016 must be received by us at our offices, 6380 Rogerdale Road, Houston, Texas 77072, Attention: Corporate Compliance, or via facsimile at (713) 578-9871, no later than January 20, 2016, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

        The Company's Sixth Amended and Restated Bylaws provide that, for business to be properly brought before an Annual Meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to the Secretary of the Company at our offices (6380 Rogerdale Road, Houston, Texas 77072), no later than the close of business on the 90th day (which for the 2016 meeting would be February 22, 2016) nor earlier than the 120th day (which for the 2016 meeting would be January 23, 2016) prior to the anniversary date (as specified in our proxy materials) on which we first mailed our proxy materials for our immediately preceding annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before (which for the 2016 meeting would be June 1, 2016) or more than 60 days after (which for the 2016 meeting would be August 30, 2016) the anniversary date of the immediately preceding annual meeting, notice by the shareholder to be timely must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which the date of such meeting is first disclosed to the public by us. In the event that the number of directors to be elected to our Board of Directors at an annual meeting is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the immediately preceding annual meeting, a shareholder's required notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

        To be in proper form, a shareholder's notice must set forth the following items:

  •
  If the shareholder proposes to nominate a person for election as a director, the notice must set forth:

  ·
  all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder,

  ·
  a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among (1) such shareholder, any beneficial owner on whose behalf the nomination is made, their respective affiliates and associates and any other persons acting in concert with any of them (collectively, the "Nominating Persons"), on the one hand, and (2) each proposed nominee, each such nominee's respective affiliates and associates and any other persons acting in concert with any of them (collectively, the "Nominee Parties"), on the other hand, including without limitation all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K if the shareholder were the "registrant" for purposes of such item and the Nominee Parties were directors or executive officers of such registrant,

  ·
  such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and

The Men's Wearhouse, Inc. 2015 Proxy Statement

    ·
    such person's completed and signed questionnaire, representation and agreement as required by our Sixth Amended and Restated Bylaws.

  •
  If the shareholder proposes to bring any other matter before the Annual Meeting, the notice must set forth:

  ·
  a brief description of the business desired to be brought before the Annual Meeting,

  ·
  the reasons for conducting such business at the Annual Meeting,

  ·
  the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our bylaws, the language of the proposed amendment),

  ·
  any material interest in such business of such shareholder, any beneficial owner on whose behalf the proposal is made, their respective affiliates and associates, and any other persons acting in concert therewith (the "Proposing Persons"), and

  ·
  a description of all agreements, arrangements and understandings among any Proposing Persons or between any Proposing Person, on the one hand, and any other person or persons (including their names), on the other hand, in connection with the proposal of such business by such shareholder.

  •
  In either case, the notice must also set forth, as to the Nominating Persons and/or Proposing Persons, as the case may be:

  ·
  the name and address, as they appear on the Company's books, of such persons,

  ·
  (1) the class or series and number of shares of our Common Stock which are directly or indirectly owned beneficially or of record by any Nominating Person or Proposing Person,

    (2) any Derivative Instrument (as such term is defined in Section 2.05(A)(2)(c)(i)(B) of our Sixth Amended and Restated Bylaws) directly or indirectly owned beneficially by any Nominating Person or Proposing Person and any other direct or indirect opportunity of any such person to profit or share in any profit derived from any increase or decrease in the value of shares of our Common Stock,

    (3) the existence and material terms of any proxy, contract, arrangement, understanding, or relationship pursuant to which any Nominating Person and/or Proposing Person has a right to vote any shares of any security of the Company (including, if applicable, any contract, arrangement, understanding or relationship pursuant to which any economic interest in the capital stock to be voted is beneficially owned by a person or persons other than the shareholder of record as of the record date),

    (4) any short interest in any security of the Company (as such term is defined in Section 2.05(A)(2)(c)(i)(D) of our Sixth Amended and Restated Bylaws) in which any such person has an interest,

    (5)(A) if any Nominating Person or Proposing Person is (i) a general or limited partnership, syndicate or other group, the identity of each general partner and each person who functions as a general partner of the general or limited partnership, each member of the syndicate or group and each person controlling the general partner or member, (ii) a corporation or a limited liability company, the identity of each officer and each person who functions as an officer of the corporation or limited liability company, each person controlling the corporation or limited liability company and each officer, director, general partner and person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (iii) a trust, any trustee of such trust (each such person or persons set forth in the preceding clauses (i), (ii) and (iii), a "Responsible Person"), any fiduciary duties owed by such

The Men's Wearhouse, Inc. 2015 Proxy Statement

    Responsible Person to the equity holders or other beneficiaries of such Nominating Person or Proposing Person and any material interests or relationships of such Responsible Person that are not shared generally by other record or beneficial holders of the shares of any class or series of the corporation and that reasonably could have influenced the decision of such Nominating Person or Proposing Person to make such nomination or propose such business to be brought before the meeting (together with a true and correct copy of any agreement or disclosure document for investors establishing or describing the same), and (B) if such Nominating Person or Proposing Person is a natural person, any material interests or relationships of such natural person that are not shared generally by other record or beneficial holders of the shares of any class or series of the corporation and that reasonably could have influenced the decision of such Nominating Person or Proposing Person to make such nomination or propose such business to be brought before the meeting,

    (6) any shares or other equity interests or any Derivative Instrument in any of our principal competitors or any affiliate thereof held by any Nominating Person or Proposing Person,

    (7) a summary of any material discussions regarding any nomination or business proposed to be brought before the meeting (A) between or among any Nominating Persons or Proposing Persons or (B) between or among any Nominating Persons or Proposing Persons and any other record or beneficial holder of the shares of any class or series of the Company (including their names), and

    (8) any direct or indirect material interest in any material contract or agreement of any Nominating Person or Proposing Person with any of our principal competitors or any affiliate thereof (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), in each case with respect to the information required to be included in the notice pursuant to (1) through (8), as of the date of such notice and as of any applicable date specified in Section 2.05(C)(4) of our Sixth Amended and Restated Bylaws,

    ·
    any other information relating any Nominating Person or Proposing Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder,

    ·
    a representation that the shareholder is a holder of record of our Common Stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and

    ·
    a representation whether any Nominating or Proposing Person intends or is part of a group that intends (1) to deliver a proxy statement or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominees or (2) otherwise to solicit proxies from shareholders in support of such proposal or nomination.

        We may also require any proposed nominee for director to furnish such other information as it may reasonably require (i) to determine the eligibility of such proposed nominee to serve as a director of the Company, (ii) to determine whether such nominee qualifies as an "independent director" or "audit committee financial expert" under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the Company, and (iii) that could be material to a reasonable shareholder's understanding of the independence and qualifications, or lack thereof, of such nominee.

The Men's Wearhouse, Inc. 2015 Proxy Statement

OTHER MATTERS

        Our management knows of no other matters which may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their best judgment.

        The cost of solicitation of proxies will be paid by us. In addition to solicitation by use of the mails, certain of our directors, officers or employees may solicit the return of proxies personally or by telephone or other means.

        In some cases, only one copy of our proxy statement and our 2014 Annual Report on Form 10-K will be delivered to multiple shareholders who share the same address. If you received a household mailing this year and would like to receive additional copies of our proxy statement and/or 2014 Annual Report on Form 10-K, please submit your request in writing to: The Men's Wearhouse, Inc., 6380 Rogerdale Road, Houston Texas 77072, Attention: Corporate Compliance, or by calling (281) 776-7000, and we will deliver a separate copy to you promptly upon your request. Any shareholder who wants to receive separate copies of the proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should notify the Company.

        We are providing without charge, to each person from whom a proxy is solicited, a copy of our Annual Report on Form 10-K for the fiscal year ended January 31, 2015. To request an additional copy of the Form 10-K, please send a request to us in care of Corporate Compliance at 6380 Rogerdale Road, Houston, Texas 77072.

The Men's Wearhouse, Inc. 2015 Proxy Statement

Appendix A

THE MEN'S WEARHOUSE, INC.

2004 LONG-TERM INCENTIVE PLAN
(AS AMENDED AND RESTATED EFFECTIVE APRIL 1, 2008),

CONFORMED TO INCLUDE ALL AMENDMENTS THROUGH THE DATE HEREOF
(SUBJECT TO SHAREHOLDER APPROVAL AT THE ANNUAL MEETING)

AND SUPPLEMENTED BY THE SUBPLAN FOR UK EMPLOYEES

The Men's Wearhouse, Inc. 2015 Proxy Statement

Section
ARTICLE I – ESTABLISHMENT, PURPOSE AND DURATION
Establishment	1.1
Purpose of the Plan	1.2
Duration of Authority to Make Grants Under the Plan	1.3
ARTICLE II – DEFINITIONS
Affiliate	2.1
Award	2.2
Award Agreement	2.3
Board	2.4
Cash-Based Award	2.5
Code	2.6
Committee	2.7
Company	2.8
Corporate Change	2.9
Covered Employee	2.10
Deferred Stock Unit	2.11
Deferred Stock Unit Award	2.12
Director	2.13
Disability	2.14
Dividend Equivalent	2.15
Effective Date	2.16
Employee	2.17
Exchange Act	2.18
Fair Market Value	2.19
Fiscal Year	2.20
Freestanding SAR	2.21
Holder	2.22
Incentive Stock Option or ISO	2.23
Mature Shares	2.24
Minimum Statutory Tax Withholding Obligation	2.25
Nonqualified Stock Option or NQSO	2.26
Option	2.27
Optionee	2.28
Option Price	2.29
Option Agreement	2.30
Other Stock-Based Award	2.31
Parent Corporation	2.32
Performance-Based Award	2.33
Performance-Based Compensation	2.34
Performance Goals	2.35
Performance Period	2.36
Performance Stock Award	2.37
Performance Unit Award	2.38
Period of Restriction	2.39

The Men's Wearhouse, Inc. 2015 Proxy Statement

(continued)

Section
Plan	2.40
Restricted Stock	2.41
Restricted Stock Award	2.42
Retirement	2.43
Section 409A	2.44
Stock Appreciation Right or SAR	2.45
Stock	2.46
Subsidiary Corporation	2.47
Substantial Risk of Forfeiture	2.48
Tandem SAR	2.49
Ten Percent Stockholder	2.50
Termination of Employment	2.51
Termination of Service	2.52
TMW Group	2.53
ARTICLE III – ELIGIBILITY AND PARTICIPATION
Eligibility	3.1
Participation	3.2
ARTICLE IV – GENERAL PROVISIONS RELATING TO AWARDS
Authority to Grant Awards	4.1
Dedicated Shares; Maximum Awards	4.2
Shares That Count Against Limit	4.3
Non-Transferability	4.4
Requirements of Law	4.5
Changes in the Company's Capital Structure	4.6
Election Under Section 83(b) of the Code	4.7
Forfeiture for Cause	4.8
Forfeiture Events	4.9
Award Agreements	4.10
Amendment of Award Agreements	4.11
Rights as Stockholder	4.12
Issuance of Shares of Stock	4.13
Restrictions on Stock Received	4.14
Compliance With Section 409A	4.15
Source of Shares Deliverable Under Awards	4.16
ARTICLE V – OPTIONS
Authority to Grant Options	5.1
Type of Options Available	5.2
Option Agreement	5.3
Option Price	5.4
Duration of Options	5.5
Amount Exercisable	5.6
Exercise of Options	5.7

The Men's Wearhouse, Inc. 2015 Proxy Statement

(continued)

Section
Transferability of Options	5.8
Notification of Disqualifying Disposition	5.9
No Rights as Stockholder	5.10
$100,000 Limitation on Incentive Stock Options	5.11
ARTICLE VI – STOCK APPRECIATION RIGHTS
Authority to Grant Stock Appreciation Rights Awards	6.1
Type of Stock Appreciation Rights Available	6.2
General Terms	6.3
Stock Appreciation Right Agreement	6.4
Term of Stock Appreciation Rights	6.5
Exercise of Freestanding SARs	6.6
Exercise of Tandem SARs	6.7
Payment of SAR Amount	6.8
Termination of Employment or Termination of Service	6.9
Nontransferability of SARs	6.10
No Rights as Stockholder	6.11
Restrictions on Stock Received	6.12
ARTICLE VII – RESTRICTED STOCK AWARDS
Restricted Stock Awards	7.1
Restricted Stock Award Agreement	7.2
Holder's Rights as Stockholder	7.3
ARTICLE VIII – DEFERRED STOCK UNIT AWARDS
Authority to Grant Deferred Stock Unit Awards	8.1
Deferred Stock Unit Awards	8.2
Deferred Stock Unit Award Agreement	8.3
Dividend Equivalents	8.4
Form of Payment Under Deferred Stock Unit Award	8.5
Time of Payment Under Deferred Stock Unit Award	8.6
Holder's Rights as Stockholder	8.7
ARTICLE IX – PERFORMANCE STOCK AND PERFORMANCE UNIT AWARDS
Authority to Grant Performance Stock and Performance Unit Awards	9.1
Time of Payment Under Performance Unit Award	9.2
Holder's Rights as Stockholder With Respect to a Performance Stock Award	9.3
Increases Prohibited	9.4
Stockholder Approval	9.5
Dividend Equivalents	9.6
ARTICLE X – CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS
Authority to Grant Cash-Based Awards	10.1
Authority to Grant Other Stock-Based Awards	10.2
Value of Cash-Based Awards and Other Stock-Based Awards	10.3

The Men's Wearhouse, Inc. 2015 Proxy Statement

(continued)

Section
Payment of Cash-Based Awards and Other Stock-Based Awards	10.4
Termination of Employment or Service	10.5
Nontransferability	10.6
ARTICLE XI – SUBSTITUTION AWARDS
ARTICLE XII – ADMINISTRATION
Awards	12.1
Authority of the Committee	12.2
Decisions Binding	12.3
No Liability	12.4
ARTICLE XIII – AMENDMENT OR TERMINATION OF PLAN
Amendment, Modification, Suspension, and Termination	13.1
Awards Previously Granted	13.2
ARTICLE XIV – MISCELLANEOUS
Unfunded Plan/No Establishment of a Trust Fund	14.1
No Employment Obligation	14.2
Tax Withholding	14.3
Written Agreement	14.4
Indemnification of the Committee	14.5
Gender and Number	14.6
Severability	14.7
Headings	14.8
Other Compensation Plans	14.9
Other Awards	14.10
Successors	14.11
Law Limitations/Governmental Approvals	14.12
Delivery of Title	14.13
Inability to Obtain Authority	14.14
Investment Representations	14.15
Persons Residing Outside of the United States	14.16
No Fractional Shares	14.17
Arbitration of Disputes	14.18
Governing Law	14.19

The Men's Wearhouse, Inc. 2015 Proxy Statement

THE MEN'S WEARHOUSE, INC.
2004 LONG-TERM INCENTIVE PLAN
(As Amended and Restated Effective April 1, 2008)

CONFORMED TO INCLUDE ALL AMENDMENTS THROUGH THE DATE HEREOF
(SUBJECT TO SHAREHOLDER APPROVAL AT THE ANNUAL MEETING)

WITNESSETH:

        WHEREAS, effective March 29, 2004, The Men's Wearhouse, Inc. (the "Company") adopted The Men's Wearhouse, Inc. 2004 Long-Term Incentive Plan (the "Plan") for the benefit of key employees of the Company and affiliates of the Company;

        WHEREAS, the Company desires to allow non-employee directors of the Company to receive awards under the Plan;

        WHEREAS, the Company desires to restate the limitations set forth in the Plan on the number of shares of stock available for awards granted or paid in shares of stock to reflect the three-for-two stock split effected by the Company through the payment of a 50 percent stock dividend to shareholders of record as of May 31, 2005, and the Company desires to increase the aggregate number of shares of stock with respect to which awards may be granted under the Plan by 1,210,059 shares; and

        WHEREAS, the Company desires to amend and restate the Plan on behalf of itself and on behalf of the other adopting entities;

        NOW THEREFORE, the Plan is hereby amended and restated in its entirety as follows, effective as of April 1, 2008, except insofar as an earlier effective date is expressly specified.

The Men's Wearhouse, Inc. 2015 Proxy Statement

ARTICLE I

ESTABLISHMENT, PURPOSE AND DURATION

        1.1    Establishment.    The Company has previously established the incentive compensation plan known as "The Men's Wearhouse, Inc. 2004 Long-Term Incentive Plan". The Plan permits the grant of Options (both Incentive Stock Options and Nonqualified Stock Options), Stock Appreciation Rights, Restricted Stock, Deferred Stock Units, Performance Stock Awards, Performance Units, Cash-Based Awards, and Other Stock-Based Awards. The Plan became effective on March 29, 2004, the date the Plan was approved by the Board, which date was within one year of the date the Plan was approved by the holders of at least a majority of the outstanding shares of voting stock of the Company at a meeting of the stockholders of the Company (the "Effective Date"), and shall remain in effect as provided in Section 1.3.

        1.2    Purpose of the Plan.    The purpose of the Plan is to reward certain non-employee directors of the Company and certain corporate officers and other employees of the Company and its Affiliates (collectively, the "TMW Group") by enabling them to acquire shares of common stock of the Company and to receive other compensation based on the increase in value of the common stock of the Company or certain other performance measures. The Plan is intended to advance the best interests of the Company, its Affiliates and its stockholders by providing those persons who have substantial responsibility for the direction, management and growth of the TMW Group with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the TMW Group.

        1.3    Duration of Authority to Make Grants Under the Plan.    The Plan shall continue indefinitely until it is terminated pursuant to Section 13.1. No Awards may be granted under the Plan on or after March 29, 2024. The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding.

The Men's Wearhouse, Inc. 2015 Proxy Statement

ARTICLE II

DEFINITIONS

        The words and phrases defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

        2.1    "Affiliate" means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than 50 percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (b) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

        2.2    "Award" means, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock Units, Performance Stock Awards, Performance Units, Cash-Based Awards, and Other Stock-Based Awards, in each case subject to the terms and provisions of the Plan.

        2.3    "Award Agreement" means an agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

        2.4    "Board" means the board of directors of the Company.

        2.5    "Cash-Based Award" means an Award granted to a Holder pursuant to Article X.

        2.6    "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

        2.7    "Committee" means (a) in the case of an Award granted to a Director, the Board, and (b) in the case of any other Award granted under the Plan, a committee of at least two persons, who are members of the Compensation Committee of the Board and are appointed by the Compensation Committee of the Board, or, to the extent it chooses to operate as the Committee, the Compensation Committee of the Board. Each member of the Committee in respect of his or her participation in any decision with respect to an Award that is intended to satisfy the requirements of section 162(m) of the Code must satisfy the requirements of "outside director" status within the meaning of section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized by the Committee and that are intended to be exempt under Rule 16b-3, the requirements of Rule 16b-3(d)(1) with respect to committee action must also be satisfied.

        2.8    "Company" means The Men's Wearhouse, Inc., a Texas corporation, or any successor (by reincorporation, merger or otherwise).

        2.9    "Corporate Change" shall have the meaning ascribed to that term in Section 4.6(c).

        2.10    "Covered Employee" means a Holder who is a "covered employee," as defined in section 162(m) of the Code and the regulations promulgated thereunder, or any successor statute.

        2.11    "Deferred Stock Unit" means a unit credited to a Holder's ledger account maintained by the Company pursuant to Article VIII.

The Men's Wearhouse, Inc. 2015 Proxy Statement

        2.12    "Deferred Stock Unit Award" means an Award granted pursuant to Article VIII.

        2.13    "Director" means a member of the Board who is not an Employee.

        2.14    "Disability" means, effective for awards issued under the Plan that are earned and vested on or after January 1, 2005, as determined by the Committee in its discretion exercised in good faith, (a) in the case of an Award that is exempt from the application of the requirements of Section 409A, a physical or mental condition of the Holder that would entitle him to payment of disability income payments under the Company's long-term disability insurance policy or plan for employees as then in effect; or in the event that the Holder is a Director or is not covered, for whatever reason, under the Company's long-term disability insurance policy or plan for employees or in the event the Company does not maintain such a long-term disability insurance policy, "Disability" means a permanent and total disability as defined in section 22(e)(3) of the Code and (b) in the case of an Award that is not exempt from the application of the requirements of Section 409A, (i) the Holder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Holder is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

        2.15    "Dividend Equivalent" means a payment equivalent in amount to dividends paid to the Company's stockholders.

        2.16    "Effective Date" shall have the meaning ascribed to that term in Section 1.1.

        2.17    "Employee" means (a) a person employed by the Company or any Affiliate as a common law employee or (b) a person who has agreed to become a common law employee of the Company or any Affiliate and is expected to become such within six (6) months from the date of a determination made for purposes of the Plan.

        2.18    "Exchange Act" means the United States Securities Exchange Act of 1934, as amended from time to time.

        2.19    "Fair Market Value" of the Stock as of any particular date means,

          (a)   if the Stock is traded on a stock exchange,

              (i)  and if the Stock is traded on that date, the closing sale price of the Stock on that date; or

              (ii)  and if the Stock is not traded on that date, the closing sale price of the Stock on the last trading date immediately preceding that date;

  as reported on the principal securities exchange on which the Stock is traded; or

          (b)   if the Stock is traded in the over-the-counter market,

              (i)  and if the Stock is traded on that date, the average between the high bid and low asked price on that date; or

              (ii)  and if the Stock is not traded on that date, the average between the high bid and low asked price on the last trading date immediately preceding that date;

  as reported in such over-the-counter market; provided, however, that (x) if the Stock is not so traded, or (y) if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such fair market value that complies with the requirements of Section 409A.

The Men's Wearhouse, Inc. 2015 Proxy Statement

        2.20    "Fiscal Year" means the Company's fiscal year.

        2.21    "Freestanding SAR" means a SAR that is granted pursuant to Article VI independently of any Option.

        2.22    "Holder" means a person who has been granted an Award or any person who is entitled to receive shares of Stock (and/or cash in the case of a Stock Appreciation Right) under an Award.

        2.23    "Incentive Stock Option" or "ISO" means an option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of the Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

        2.24    "Mature Shares" means shares of Stock that the Holder has held for at least six months.

        2.25    "Minimum Statutory Tax Withholding Obligation" means, with respect to an Award, the amount the Company or an Affiliate is required to withhold for federal, state and local taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

        2.26    "Nonqualified Stock Option" or "NQSO" means an Option that is designated as a nonqualified stock option. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under the Plan and not an incentive stock option under the Code.

        2.27    "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to Article V.

        2.28    "Optionee" means a person who is granted an Option under the Plan.

        2.29    "Option Price" shall have the meaning ascribed to that term in Section 5.4.

        2.30    "Option Agreement" means a written contract setting forth the terms and conditions of an Option.

        2.31    "Other Stock-Based Award" means an equity-based or equity-related Award not otherwise described by the terms and provisions of the Plan that is granted pursuant to Article X.

        2.32    "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        2.33    "Performance-Based Award" means a Performance Stock Award, a Performance Unit, or a Cash-Based Award granted to a Holder under which the fulfillment of performance goals determines the degree of payout or vesting.

        2.34    "Performance-Based Compensation" means compensation under an Award that satisfies the requirements of section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

        2.35    "Performance Goals" means one or more of the criteria described in Article IX on which the performance goals applicable to an Award are based.

        2.36    "Performance Period" means the period of time during which the performance goals applicable to a Performance-Based Award must be met.

        2.37    "Performance Stock Award" means an Award designated as a performance stock award granted to a Holder pursuant to Article IX.

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        2.38    "Performance Unit Award" means an Award designated as a performance unit award granted to a Holder pursuant to Article IX.

        2.39    "Period of Restriction" means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based on the passage of time, the achievement of Performance Goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article VII.

        2.40    "Plan" means The Men's Wearhouse, Inc. 2004 Long-Term Incentive Plan, as set forth in this document and as it may be amended from time to time.

        2.41    "Restricted Stock" means shares of restricted Stock issued or granted under the Plan pursuant to Article VII.

        2.42    "Restricted Stock Award" means an authorization by the Committee to issue or transfer Restricted Stock to a Holder.

        2.43    "Retirement" means (a) in the case of an Employee, retirement in accordance with the terms of a retirement plan that is qualified under section 401(a) of the Code and maintained by the Company or an Affiliate in which the Holder is a participant and (b) in the case of a Director, retirement from the Board in accordance with the Board's then applicable retirement policy.

        2.44    "Section 409A" means section 409A of the Code and Department of Treasury rules and regulations issued thereunder.

        2.45    "Stock Appreciation Right" or "SAR" means any stock appreciation right granted pursuant to Article VI of the Plan.

        2.46    "Stock" means the common stock of the Company, $.01 par value per share (or such other par value as may be designated by act of the Company's stockholders).

        2.47    "Subsidiary Corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        2.48    "Substantial Risk of Forfeiture" shall have the meaning ascribed to that term in Section 409A.

        2.49    "Tandem SAR" means a SAR that is granted in connection with a related Option pursuant to Article VI, the exercise of which shall require forfeiture of the right to purchase a share of the Stock under the related Option (and when a share of the Stock is purchased under the Option, the Tandem SAR shall similarly be canceled).

        2.50    "Ten Percent Stockholder" means an individual who, at the time the Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock or series of the Company or of any Parent Corporation or Subsidiary Corporation. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust, shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

        2.51    "Termination of Employment" means, in the case of an Award issued to an Employee other than an Incentive Stock Option, the termination of the Employee's employment relationship with the Company and all Affiliates. "Termination of Employment" means, in the case of an Incentive Stock Option, the termination of the Employee's employment relationship with all of the Company, any Parent Corporation, any Subsidiary Corporation and any parent or subsidiary corporation (within the meaning of section 422(a)(2) of the Code) of any such corporation that issues or assumes an Incentive Stock Option in a transaction to which section 424(a) of the Code applies.

        2.52    "Termination of Service" means, in the case of an Award issued to a Director, the termination of the Director's service on the Board.

        2.53    "TMW Group" shall have the meaning ascribed to that term in Section 1.2.

The Men's Wearhouse, Inc. 2015 Proxy Statement

ARTICLE III

ELIGIBILITY AND PARTICIPATION

        3.1    Eligibility.    The persons who are eligible to receive Awards under the Plan, other than Incentive Stock Options, are key Employees who have substantial responsibility for or involvement with the management and growth of one or more members of the TMW Group and Directors. However, only those persons who are, on the dates of grant, key employees of the Company or any Parent Corporation or Subsidiary Corporation are eligible for grants of Incentive Stock Options under the Plan.

        3.2    Participation.    Subject to the terms and provisions of the Plan, the Committee may, from time to time, select the eligible persons to whom Awards shall be granted and shall determine the nature and amount of each Award.

The Men's Wearhouse, Inc. 2015 Proxy Statement

ARTICLE IV

GENERAL PROVISIONS RELATING TO AWARDS

        4.1    Authority to Grant Awards.    The Committee may grant Awards to those key Employees and Directors as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion.

        4.2    Dedicated Shares; Maximum Awards.    The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 6,910,059. The aggregate number of shares of Stock with respect to which Incentive Stock Options may be granted under the Plan is 6,910,059. The aggregate number of shares of Stock with respect to which Nonqualified Stock Options may be granted under the Plan is 6,910,059. The aggregate number of shares of Stock with respect to which Stock Appreciation Rights may be granted under the Plan is 6,910,059. The aggregate number of shares of Stock with respect to which Restricted Stock Awards may be granted under the Plan is 3,455,030. The aggregate number of shares of Stock with respect to which Performance Stock Awards may be granted under the Plan is 3,455,030. The maximum number of shares of Stock with respect to which Incentive Stock Options may be granted to an Employee during a Fiscal Year is 500,000. The maximum number of shares of Stock with respect to which Nonqualified Stock Options may be granted to an Employee or Director during a Fiscal Year is 500,000. The maximum number of shares of Stock with respect to which Stock Appreciation Rights may be granted to an Employee or Director during a Fiscal Year is 500,000. The maximum number of shares of Stock with respect to which Restricted Stock Awards may be granted to an Employee or Director during a Fiscal Year is 300,000. The maximum amount with respect to which Deferred Stock Unit Awards may be granted to an Employee or Director during a Fiscal Year may not exceed in value the Fair Market Value of 300,000 shares of Stock determined as of the date of grant. The maximum number of shares of Stock with respect to which Performance Stock Awards may be granted to an Employee or Director during a Fiscal Year is 300,000. The maximum number of shares of Stock with respect to which Performance Unit Awards may be granted to an Employee or Director during a Fiscal Year is 300,000. The maximum number of shares of Stock with respect to which Other Stock-Based Awards may be granted to an Employee during a Fiscal Year is 300,000. The maximum aggregate amount with respect to which Cash-Based Awards may be awarded or credited to an Employee or Director during a Fiscal Year may not exceed in value $5,000,000 determined as of the date of grant. The maximum aggregate amount with respect to which Performance Unit Awards may be awarded or credited to an Employee or Director during a Fiscal Year may not exceed in value $5,000,000 determined as of the date of grant. Each of the foregoing numerical limits stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.6. The number of shares of Stock stated in this Section 4.2 shall also be increased by such number of shares of Stock as become subject to substitute Awards granted pursuant to Article XI; provided, however, that such increase shall be conditioned upon the approval of the stockholders of the Company to the extent stockholder approval is required by law or applicable stock exchange rules.

        4.3    Shares That Count Against Limit.

          (a)   If any outstanding Award expires or terminates for any reason, is settled in cash in lieu of shares of Stock or any Award is surrendered, in each such case before April 20, 2012, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award granted under the Plan. If any outstanding Award expires or terminates for any reason, is settled in cash in lieu of shares of Stock or any Award is surrendered, in each such case on or after April 20, 2012, the shares of Stock allocable to the unexercised portion of that Award will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan and will no longer be available for further issuance under the Plan.

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          (b)   For Awards granted under the Plan before April 1, 2008 and exercised before April 1, 2015, if shares of Stock are withheld from payment of the Award to satisfy tax obligations with respect to such Award, such shares of Stock will not count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan. For Awards granted under the Plan before April 1, 2008 and exercised on or after April 1, 2015, if shares of Stock are withheld from payment of the Award to satisfy tax obligations with respect to such Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan and will no longer be available for further issuance under the Plan. For Awards granted under the Plan on or after April 1, 2008, if shares of Stock are withheld from payment of the Award to satisfy tax obligations with respect to such Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan and will no longer be available for further issuance under the Plan.

          (c)   When a Stock Appreciation Right is settled in shares of Stock, the number of shares of Stock subject to the Stock Appreciation Right under the Stock Appreciation Right Award Agreement will be counted against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan as one share for every share subject to the Stock Appreciation Right, regardless of the number of shares used to settle the Stock Appreciation Right upon exercise.

        4.4    Non-Transferability.    Except as specified in the applicable Award Agreement or in a domestic relations court order, an Award shall not be transferable by the Holder (whether for consideration or otherwise) other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder's lifetime, only by him or her. Any attempted assignment of an Award in violation of this Section 4.4 shall be null and void. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to an Employee under the Plan shall be exercisable during his or her lifetime only by the Employee, and after that time, by the Employee's heirs or estate.

        4.5    Requirements of Law.    The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

The Men's Wearhouse, Inc. 2015 Proxy Statement

        4.6    Changes in the Company's Capital Structure.

          (a)   The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b)   If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (1) the number, class or series and per share price of Stock subject to outstanding Options or other Awards under the Plan shall be appropriately adjusted (subject to the restriction in Section 4.11 prohibiting repricing) in such a manner as to entitle a Holder to receive upon exercise of an Option or other Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Option or other Award in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.

          (c)   If while unexercised Options or other Awards remain outstanding under the Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a "Corporate Change"), then, except as otherwise provided in an Award Agreement or another agreement between the Holder and the Company (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger in which Holders of the Company's ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the Award was exercisable for ordinary shares of Stock of the Company):

            (1)   accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

The Men's Wearhouse, Inc. 2015 Proxy Statement

            (2)   require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Award) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Award and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices under such Award for such shares;

            (3)   with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Stock is equal to the excess of the aggregate fair market value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Stock, and (B) the assumed rights under such existing Award or the substituted rights under such new Award, as the case may be, will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

            (4)   provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

            (5)   make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

          In effecting one or more of the alternatives set out in paragraphs (3), (4) or (5) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

          (d)   In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.6, any outstanding Award and any Award Agreement evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Stock or other consideration subject to such Award. In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

          (e)   After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his Restricted Stock appropriately adjusted based on the

The Men's Wearhouse, Inc. 2015 Proxy Statement

  manner in which the shares of Stock were adjusted under the terms of the agreement of merger or consolidation.

          (f)    The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Options or other Awards.

        4.7    Election Under Section 83(b) of the Code.    No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the prior written approval of the Chief Financial Officer of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the prior written approval of the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan.

        4.8    Forfeiture for Cause.    Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his Termination of Employment or severance of affiliation relationship with the Company and all Affiliates, (a) committed fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by or affiliation with the Company or an Affiliate which conduct damaged the Company or an Affiliate, (b) disclosed trade secrets of the Company or an Affiliate or (c) violated the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any Affiliate to which the Holder is a party, then as of the date the Committee makes its finding some or all Awards awarded to the Holder (including vested Awards that have been exercised, vested Awards that have not been exercised and Awards that have not yet vested), as determined by the Committee in its sole discretion, and all net proceeds realized with respect to any such Awards, will be forfeited to the Company on such terms as determined by the Committee. The findings and decision of the Committee with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate or severance of the individual's affiliation with the Company and all Affiliates.

        4.9    Forfeiture Events.    The Committee may specify in an Award Agreement that the Holder's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Employment for cause, termination of the Holder's provision of services to the Company or its Affiliates, violation of material policies of the TMW Group, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the TMW Group.

        4.10    Award Agreements.    Each Award shall be embodied in a written Award Agreement that shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. The Award Agreement may specify the effect of a change in control of the Company on the Award. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

        4.11    Amendments of Award Agreements.    The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate and that is consistent with the terms of the Plan. However, no such amendment shall adversely affect in a material manner any right of a Holder without his or her written consent. Except as

The Men's Wearhouse, Inc. 2015 Proxy Statement

specified in Section 4.6(c), the Committee may not directly or indirectly lower the exercise price of a previously granted Option or the grant price of a previously granted SAR or otherwise pay consideration to repurchase, cancel or revoke such award; provided that such prohibition shall not apply to shares of Stock withheld to pay the Option Price of any Option or to pay the withholding tax arising from the exercise of any Option or SAR.

        4.12    Rights as Stockholder.    A Holder shall not have any rights as a stockholder with respect to Stock covered by an Option, a SAR, a DSU or a Performance Unit Award payable in Stock until the date, if any, such Stock is issued by the Company; and, except as otherwise provided in Section 4.6, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such Stock.

        4.13    Issuance of Shares of Stock.    Shares of Stock, when issued, may be represented by a certificate or by book or electronic entry.

        4.14    Restrictions on Stock Received.    The Committee may impose such conditions and/or restrictions on any shares of Stock issued pursuant to an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock for a specified period of time.

        4.15    Compliance With Section 409A.    Awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Holder to become subject to additional taxes under Section 409A, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Holder. The exercisability of an Option or a SAR shall not be extended to the extent that such extension would subject the Holder to additional taxes under Section 409A. This Section 4.15 is effective for awards issued under the Plan that are earned and vested on or after January 1, 2005.

        4.16    Source of Shares Deliverable Under Awards.    Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares of Stock or of treasury shares of Stock.

The Men's Wearhouse, Inc. 2015 Proxy Statement

ARTICLE V

OPTIONS

        5.1    Authority to Grant Options.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.

        5.2    Type of Options Available.    Options granted under the Plan may be Incentive Stock Options intended to satisfy the requirements of section 422 of the Code or Nonqualified Stock Options that are not intended to satisfy the requirements of section 422 of the Code.

        5.3    Option Agreement.    Each Option grant under the Plan shall be evidenced by an Option Agreement that shall specify (a) whether the Option is intended to be an ISO or a NQSO, (b) the Option Price, (c) the duration of the Option, (d) the number of shares of Stock to which the Option pertains, (e) the exercise restrictions applicable to the Option, and (f) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. Notwithstanding the designation of an Option as an ISO in the applicable Option Agreement, to the extent the limitations of section 422 of the Code are exceeded with respect to the Option, the portion of the Option in excess of the limitation shall be treated as a NQSO. Effective for Options granted under the Plan on or after January 1, 2005, an Option granted under the Plan may not be granted with any Dividend Equivalents rights.

        5.4    Option Price.    The price at which shares of Stock may be purchased under an Option (the "Option Price") shall not be less than 100 percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted. However, in the case of a Ten Percent Stockholder, the Option Price for an Incentive Stock Option shall not be less than 110 percent (110%) of the Fair Market Value of the shares of Stock on the date the Incentive Stock Option is granted. Subject to the limitations set forth in the preceding sentences of this Section 5.4, the Committee shall determine the Option Price for each grant of an Option under the Plan.

        5.5    Duration of Options.    An Option shall not be exercisable after the earlier of (i) the general term of the Option specified in Section 5.5(a), or (ii) the period of time specified herein that follows the Optionee's death, Disability, Retirement or other Termination of Employment or Termination of Service. Unless the Optionee's applicable Option Agreement specifies otherwise, an Option shall not continue to vest after the Optionee's Termination of Employment or Termination of Service for any reason other than the death or Disability of the Optionee.

          (a)    General Term of Option.    Unless the Option Agreement specifies a shorter general term, an Option shall expire on the tenth anniversary of the date the Option is granted. Notwithstanding the foregoing, unless the Option Agreement specifies a shorter term, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, the Option shall expire on the fifth anniversary of the date the Option is granted.

          (b)    Early Termination of Option Due to Termination of Employment or Termination of Service Other Than for Death, Disability or Retirement.    Except as may be otherwise expressly provided by the Committee in an Option Agreement, an Option shall terminate on the earlier of (1) the date of the expiration of the general term of the Option or (2) the date that is one day less than one month after the date of the Optionee's Termination of Employment or Termination of Service, whether with or without cause, for any reason other than the death, Disability or Retirement of the Optionee, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment or Termination of Service. The Committee shall determine whether an authorized leave of absence, absence on military or government service, or any other absence from service shall constitute a termination of the employment relationship between the Optionee and the Company and all Affiliates. Notwithstanding the foregoing, in the case

The Men's Wearhouse, Inc. 2015 Proxy Statement

  of an Incentive Stock Option, if an Optionee has an authorized leave of absence from employment with the Company, a Parent Corporation or a Subsidiary Corporation that exceeds 90 days and the Optionee's right to reemployment is not guaranteed by either statute or contract, the Optionee will be deemed to incur a Termination of Employment on the 91st day of such leave.

          (c)    Early Termination of Option Due to Death.    Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Optionee's Termination of Employment or Termination of Service due to death before the date of expiration of the general term of the Option, the Optionee's Option shall terminate on the earlier of the date of expiration of the general term of the Option or the first anniversary of the date of the Optionee's death, during which period the Optionee's executors or administrators or such persons to whom such Options were transferred by will or by the laws of descent and distribution, shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of his death.

          (d)    Early Termination of Option Due to Disability.    Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Termination of Employment or Termination of Service due to Disability before the date of the expiration of the general term of the Option, the Optionee's Option shall terminate on the earlier of the expiration of the general term of the Option or the first anniversary of the date of the Termination of Employment or Termination of Service due to Disability, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment or Termination of Service.

          (e)    Early Termination of Option Due to Retirement.    Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Optionee's Termination of Employment or Termination of Service due to Retirement before the date of the expiration of the general term of the Option, the Optionee's Option shall terminate on the earlier of the expiration of the general term of the Option or the first anniversary of the date of the Termination of Employment or Termination of Service due to Retirement, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment or Termination of Service.

        After the death of the Optionee, the Optionee's executors, administrators or any person or persons to whom the Optionee's Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the Option to exercise the Option, in respect to the number of all of the remaining unexercised and unexpired shares of Stock subject to the Option.

        5.6    Amount Exercisable.    Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Option Agreement in its sole discretion. Unless the Committee specifies otherwise in an applicable Option Agreement, an Option Agreement shall set forth the following terms regarding the exercise of the Option covered by the Option Agreement:

          (a)   No Option granted under the Plan may be exercised until an Optionee has completed one year of continuous employment with the Company or any subsidiary of the Company or one year of service on the Board following the date of grant;

          (b)   Beginning on the day after the first anniversary of the date of grant, an Option may be exercised up to 1/3 of the shares subject to the Option;

          (c)   After the expiration of each succeeding anniversary date of the date of grant, the Option may be exercised up to an additional 1/3 of the shares initially subject to the Option, so that after the expiration of the third anniversary of the date of grant, the Option shall be exercisable in full;

The Men's Wearhouse, Inc. 2015 Proxy Statement

          (d)   To the extent not exercised, installments shall be cumulative and may be exercised in whole or in part until the Option expires on the tenth anniversary of the date of grant.

        However, the Committee, in its discretion, may change the terms of exercise so that any Option may be exercised so long as it is valid and outstanding from time to time in part or as a whole in such manner and subject to such conditions as the Committee may set. In addition, the Committee, in its discretion, may accelerate the time in which any outstanding Option may be exercised. However, in no event shall any Option be exercisable on or after the tenth anniversary of the date of the grant of the Option.

        5.7    Exercise of Options.

          (a)    General Method of Exercise.    Subject to the terms and provisions of the Plan and an Optionee's Option Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (1) that the Optionee wishes to exercise such option on the date such notice is so delivered, (2) the number of shares of Stock with respect to which the Option is to be exercised and (3) the address to which the certificate representing such shares of Stock should be mailed. Except in the case of exercise by a third party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price and any applicable tax withholding amounts which must be made at the time of exercise by any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option Price under the Option, (b) Mature Shares with a Fair Market Value on the date of exercise equal to the Option Price under the Option (if approved in advance by the Committee or an executive officer of the Company), (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or an executive officer of the Company) or (d) except as specified below, any other form of payment which is acceptable to the Committee. If Mature Shares are used for payment by the Optionee, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate Option Price of the shares of Stock being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft or postal or express money order payable to the order of the Company.

          If, at the time of receipt by the Company or its delegate of such written notice, (i) the Company has unrestricted surplus in an amount not less than the Option Price of such shares of Stock, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of Stock for the purpose of enabling such Optionee to exercise such Option is otherwise permitted by applicable law, does not require any vote or consent of any stockholder of the Company and does not violate the terms of any agreement to which the Company is a party or by which it is bound, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board authorizing the acquisition by the Company of its own shares of stock for such purpose, then such Optionee may deliver to the Company, in payment of the Option Price of the shares of Stock with respect to which such Option is exercised, (x) certificates registered in the name of such Optionee that represent a number of shares of stock legally and beneficially owned by such Optionee (free of all liens, claims and encumbrances of every kind) and having a Fair Market Value on the date of receipt by the Company or its delegate of such written notice that is not greater than the Option Price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association, and (y) if the Option Price of the shares of Stock with respect to which such Option is to be exercised exceeds such Fair Market Value, a cashier's check drawn on a national banking association and payable to the order of the Company, in an amount, in United States dollars, equal to the amount of such excess. Notwithstanding the provisions of the immediately preceding sentence, the Committee, in its sole discretion, may refuse to accept shares

The Men's Wearhouse, Inc. 2015 Proxy Statement

  of Stock in payment of the Option Price of the shares of Stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock that were received by the Company or its delegate with such written notice shall be returned to such Optionee, together with notice by the Company or its delegate to such Optionee of the refusal of the Committee to accept such shares of Stock. If, at the expiration of seven business days after the delivery to such Optionee of such written notice from the Company or its delegate, such Optionee shall not have delivered to the Company or its delegate a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the Option Price of the shares of Stock with respect to which such Option is to be exercised, such written notice from the Optionee to the Company or its delegate shall be ineffective to exercise such Option.

          Whenever an Option is exercised by exchanging shares of Stock owned by the Optionee, the Optionee shall deliver to the Company or its delegate certificates registered in the name of the Optionee representing a number of shares of Stock legally and beneficially owned by the Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates, (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Option is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition of an Option.

          (b)    Issuance of Shares.    Subject to Section 4.4 and Section 5.7(c), as promptly as practicable after receipt of written notification and payment, in the form required by Section 5.7(a), of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Optionee, at the address specified by the Optionee.

          (c)    Exercise Through Third-Party Broker.    The Committee may permit an Optionee to elect to pay the Option Price and any applicable tax withholding resulting from such exercise by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Option Price and any applicable tax withholding resulting from such exercise.

          (d)    Limitations on Exercise Alternatives.    The Committee shall not permit an Optionee to pay such Optionee's Option Price upon the exercise of an Option by having the Company reduce the number of shares of Stock that will be delivered pursuant to the exercise of the Option. In addition, the Committee shall not permit an Optionee to pay such Optionee's Option Price upon the exercise of an Option by using shares of Stock other than Mature Shares. An Option may not be exercised for a fraction of a share of Stock.

        5.8    Transferability of Options.

          (a)    Incentive Stock Options.    No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to an Optionee under the Plan shall be exercisable during his or her lifetime only by the Optionee, and after that time, by the Optionee's heirs or estate.

          (b)    Nonqualified Stock Options.    Except as otherwise provided in an Optionee's Option Agreement, no NQSO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

The Men's Wearhouse, Inc. 2015 Proxy Statement

  Further, except as otherwise provided in an Optionee's Option Agreement, all NQSOs granted to an Optionee under the Plan shall be exercisable during his or her lifetime only by such Optionee.

          Any attempted assignment of an Option in violation of this Section 5.8 shall be null and void.

        5.9    Notification of Disqualifying Disposition.    If any Optionee shall make any disposition of shares of Stock issued pursuant to the exercise of an ISO under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Optionee shall notify the Company of such disposition within ten (10) days thereof.

        5.10    No Rights as Stockholder.    An Optionee shall not have any rights as a stockholder with respect to Stock covered by an Option until the date a stock certificate for such Stock is issued by the Company; and, except as otherwise provided in Section 4.6, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

        5.11    $100,000 Limitation on Incentive Stock Options.    To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options first become exercisable by a Holder in any calendar year exceeds $100,000, taking into account both shares of Stock subject to Incentive Stock Options under the Plan and Stock subject to incentive stock options under all other plans of the Company, such Options shall be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

The Men's Wearhouse, Inc. 2015 Proxy Statement

ARTICLE VI

STOCK APPRECIATION RIGHTS

        6.1    Authority to Grant Stock Appreciation Rights Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Stock Appreciation Rights under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Holder and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

        6.2    Type of Stock Appreciation Rights Available.    SARs granted under the Plan may be Freestanding SARs, Tandem SARs or any combination of these forms of SARs.

        6.3    General Terms.    Subject to the terms and conditions of the Plan, a SAR granted under the Plan shall confer on the recipient a right to receive, upon exercise thereof, a cash amount equal to the excess of (a) the Fair Market Value of one share of the Stock on the date of exercise over (b) the grant price of the SAR, which shall not be less than 100 percent of the Fair Market Value of one share of the Stock on the date of grant of the SAR and in no event less than par value of one share of the Stock. The grant price of a Freestanding SAR shall not be less than the Fair Market Value of a share of the Stock on the date of grant of the SAR. The grant price of a Tandem SAR shall equal the Option Price of the Option which is related to the Tandem SAR. Effective for SARs granted under the Plan on or after January 1, 2005, a SAR granted under the Plan may not be granted with any Dividend Equivalents rights.

        6.4    Stock Appreciation Right Agreement.    Each Award of SARs granted under the Plan shall be evidenced by an Award Agreement that shall specify (a) whether the SAR is intended to be a Freestanding SAR or a Tandem SAR, (b) the grant price of the SAR, (c) the term of the SAR, (d) the vesting and termination provisions and (e) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. The Committee may impose such additional conditions or restrictions on the exercise of any SAR as it may deem appropriate.

        6.5    Term of Stock Appreciation Rights.    The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant.

        6.6    Exercise of Freestanding SARs.    Subject to the terms and provisions of the Plan and the applicable Award Agreement, Freestanding SARs may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (a) that the Holder wishes to exercise such SAR on the date such notice is so delivered, (b) the number of shares of Stock with respect to which the SAR is to be exercised and (c) the address to which the payment due under such SAR should be mailed. In accordance with applicable law, a Freestanding SAR may be exercised upon whatever additional terms and conditions the Committee, in its sole discretion, imposes.

        6.7    Exercise of Tandem SARs.

          (a)   Subject to the terms and provisions of the Plan and the applicable Award Agreement, Tandem SARs may be exercised for all or part of the shares of Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option and by the delivery of written notice in the manner designated by the Committee stating (a) that the Holder wishes to exercise such SAR on the date such notice is so delivered, (b) the number of shares of Stock with respect to which the SAR is to be exercised and (c) the address to which the payment due under such SAR should be mailed. A Tandem SAR may be exercised only with respect to the shares of Stock for which its related Option is then exercisable. In accordance with applicable law, a Tandem SAR may be exercised upon whatever additional terms and conditions the Committee, in its sole discretion, imposes.

The Men's Wearhouse, Inc. 2015 Proxy Statement

          (b)   Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (1) the Tandem SAR will expire no later than the expiration of the underlying ISO; (2) the value of the payout with respect to the Tandem SAR may be for no more than 100 percent (100%) of the excess of the Fair Market Value of the shares of Stock subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (3) the Tandem SAR may be exercised only when the Fair Market Value of the shares of Stock subject to the ISO exceeds the Option Price of the ISO.

        6.8    Payment of SAR Amount.    Upon the exercise of a SAR, an Employee shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a)   The excess of the Fair Market Value of a share of the Stock on the date of exercise over the grant price of the SAR by

          (b)   The number of shares of Stock with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Stock of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

        6.9    Termination of Employment or Termination of Service.    Each Award Agreement shall set forth the extent to which the grantee of a SAR shall have the right to exercise the SAR following the grantee's Termination of Employment or Termination of Service. Such provisions shall be determined in the sole discretion of the Committee, may be included in the Award Agreement entered into with the grantee, and need not be uniform among all SARs issued pursuant to the Plan and may reflect distinctions based on the reasons for termination.

        6.10    Nontransferability of SARs.    Except as otherwise provided in a Holder's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Holder's Award Agreement, all SARs granted to a Holder under the Plan shall be exercisable during his or her lifetime only by the Holder, and after that time, by the Holder's heirs or estate. Any attempted assignment of a SAR in violation of this Section 6.10 shall be null and void.

        6.11    No Rights as Stockholder.    A grantee of a SAR award, as such, shall have no rights as a stockholder.

        6.12    Restrictions on Stock Received.    The Committee may impose such conditions and/or restrictions on any shares of Stock received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock received upon exercise of a SAR for a specified period of time.

The Men's Wearhouse, Inc. 2015 Proxy Statement

ARTICLE VII

RESTRICTED STOCK AWARDS

        7.1    Restricted Stock Awards.    Subject to the terms and conditions of the Plan, the Committee, at any time, and from time to time, may make Awards of Restricted Stock to eligible persons in such numbers and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Restricted Stock Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder's rights with respect to Restricted Stock, the Committee may issue such instructions to the Company's share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

        7.2    Restricted Stock Award Agreement.    Each Restricted Stock Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

        7.3    Holder's Rights as Stockholder.    Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a stockholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Period of Restriction established for the Restricted Stock Award. Dividends paid with respect to Restricted Stock in cash or property other than shares of Stock or rights to acquire shares of Stock shall be paid to the recipient of the Restricted Stock Award currently. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Restricted Stock. During the Period of Restriction, certificates representing the Restricted Stock shall be registered in the recipient's name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Restricted Stock Award Agreement. Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Restricted Stock Award Agreement.

The Men's Wearhouse, Inc. 2015 Proxy Statement

ARTICLE VIII

DEFERRED STOCK UNIT AWARDS

        8.1    Authority to Grant Deferred Stock Unit Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Deferred Stock Units under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Deferred Stock Unit Award shall be determined by the Committee in its sole discretion. The Committee shall maintain a bookkeeping ledger account which reflects the number of Deferred Stock Units credited under the Plan for the benefit of a Holder.

        8.2    Deferred Stock Unit Awards.    A Deferred Stock Unit shall be similar in nature to Restricted Stock except that no shares of Stock are actually transferred to the Holder until a later date specified in the applicable Award Agreement. Each Deferred Stock Unit shall have a value equal to the Fair Market Value of a share of Stock.

        8.3    Deferred Stock Unit Award Agreement.    Each Deferred Stock Unit Award shall be evidenced by an Award Agreement that contains any Substantial Risk of Forfeiture, vesting, transferability restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.

        8.4    Dividend Equivalents.    Effective for Deferred Stock Awards granted under the Plan on or after January 1, 2005, an Award Agreement for a Deferred Stock Unit Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.

        8.5    Form of Payment Under Deferred Stock Unit Award.    Payment under a Deferred Stock Unit Award shall be made in either cash or shares of Stock as specified in the applicable Award Agreement.

        8.6    Time of Payment Under Deferred Stock Unit Award.    A Holder's payment under a Deferred Stock Unit Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the Fiscal Year in which the Deferred Stock Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A. This Section 8.6 is effective for awards issued under the Plan that are earned and vested on or after January 1, 2005.

        8.7    Holder's Rights as Stockholder.    Each recipient of Deferred Stock Units shall have no rights of a stockholder with respect to the Holder's Deferred Stock Units. A Holder shall have no voting rights with respect to any Deferred Stock Unit Awards.

The Men's Wearhouse, Inc. 2015 Proxy Statement

ARTICLE IX

PERFORMANCE AWARDS

        9.1    Authority to Grant Performance Stock and Performance Unit Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Performance Stock and Performance Unit Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Performance Stock or Performance Unit Award shall be based upon the attainment of such Performance Goals as the Committee may determine. A Performance Goal for a particular Performance Stock or Performance Unit Award must be established by the Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the Performance Goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain. A Performance Goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business units of the Company, or the Company as a whole, with reference to one or more of the following: earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, shareholder value, net cash flow, operating income, earnings before interest and taxes, cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth and total market value. Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Stock or Performance Unit Awards, it is intended that the Plan will conform with the standards of section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Stock or Performance Unit Awards made pursuant to the Plan shall be determined by the Committee. If the Committee imposes vesting or transferability restrictions on a recipient's rights with respect to Performance Stock or Performance Unit Awards, the Committee may issue such instructions to the Company's share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Performance Stock or Performance Unit Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

        Each Performance Stock or Performance Unit Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

        9.2    Time of Payment Under Performance Unit Award.    A Holder's payment under a Performance Unit Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Performance

The Men's Wearhouse, Inc. 2015 Proxy Statement

Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A. This Section 9.2 is effective for awards issued under the Plan that are earned and vested on or after January 1, 2005.

        9.3    Holder's Rights as Stockholder With Respect to a Performance Stock Award.    Subject to the terms and conditions of the Plan, each Holder of a Performance Stock Award shall have all the rights of a stockholder with respect to the shares of Stock issued to the Holder pursuant to the Award during any period in which such issued shares of Stock are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares of Stock.

        9.4    Increases Prohibited.    Neither the Committee nor the Board may increase the amount of compensation payable under a Performance Stock Award or Performance Unit Award. If the time at which a Performance Stock Award or Performance Unit Award will vest or be paid is accelerated for any reason, the number of shares of Stock subject to, or the amount payable under, the Performance Stock Award or Performance Unit Award shall be reduced pursuant to Department of Treasury Regulation § 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

        9.5    Stockholder Approval.    No payments of Stock or cash will be made pursuant to this Article IX unless the stockholder approval requirements of Department of Treasury Regulation § 1.162-27(e)(4) are satisfied.

        9.6    Dividend Equivalents.    Effective for Performance Unit Awards granted under the Plan on or after January 1, 2005, an Award Agreement for a Performance Unit Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.

The Men's Wearhouse, Inc. 2015 Proxy Statement

ARTICLE X
CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS

        10.1    Authority to Grant Cash-Based Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Cash-Based Awards under the Plan to Employees in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee shall determine.

        10.2    Authority to Grant Other Stock-Based Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant other types of equity-based or equity-related Awards not otherwise described by the terms and provisions of the Plan (including the grant or offer for sale of unrestricted shares of Stock) under the Plan to eligible persons in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Holders, or payment in cash or otherwise of amounts based on the value of shares of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

        10.3    Value of Cash-Based and Other Stock-Based Awards.    Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on shares of Stock, as determined by the Committee. The Committee may establish performance goals in its discretion for Cash-Based Awards and Other Stock-Based Awards. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Holder will depend on the extent to which the performance goals are met.

        10.4    Payment of Cash-Based Awards and Other Stock-Based Awards.    Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Stock as the Committee determines.

        10.5    Termination of Employment or Service.    The Committee shall determine the extent to which a grantee's rights with respect to Cash-Based Awards and Other Stock-Based Awards shall be affected by the grantee's Termination of Employment or Termination of Service. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Awards of Cash-Based Awards and Other Stock-Based Awards issued pursuant to the Plan.

        10.6    Nontransferability.    Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Holder's rights under the Plan, if exercisable, shall be exercisable during his or her lifetime only by such Holder.

The Men's Wearhouse, Inc. 2015 Proxy Statement

ARTICLE XI
SUBSTITUTION AWARDS

        Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees and directors of other corporations who are about to become Employees, or whose employer is about to become a parent or subsidiary corporation as contemplated in Section 3.1, conditioned in the case of an Incentive Stock Option upon the employee becoming an employee of the Company or a parent or subsidiary corporation of the Company, as the result of a merger of consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least 50 percent (50%) of the issued and outstanding stock of another corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Award in substitution for which they are granted, but with respect to Options that are Incentive Stock Options, no such variation shall be such as to affect the status of any such substitute Option as an incentive stock option under section 422 of the Code.

The Men's Wearhouse, Inc. 2015 Proxy Statement

ARTICLE XII
ADMINISTRATION

        12.1    Awards.    The Plan shall be administered by the Committee or, in the absence of the Committee or in the case of awards issued to Directors, the Plan shall be administered by the Board. The members of the Committee (that is not itself the Board) shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

        12.2    Authority of the Committee.    The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan, or as to Awards granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. When appropriate, the Plan shall be administered in order to qualify certain of the Options granted hereunder as Incentive Stock Options. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

          (a)   determine the persons to whom and the time or times at which Awards will be made;

          (b)   determine the number and exercise price of shares of Stock covered in each Award, subject to the terms and provisions of the Plan;

          (c)   determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan;

          (d)   accelerate the time at which any outstanding Award will vest;

          (e)   prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

          (f)    make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

        The Committee may make an Award to an individual who the Company expects to become an Employee of the Company or any of its Affiliates within six (6) months after the date of grant of the Award, with the Award being subject to and conditioned on the individual actually becoming an Employee within that time period and subject to other terms and conditions as the Committee may establish. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan's objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law and the terms and provisions of the Plan, the Committee may delegate its authority as identified in this Section 12.2.

        The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article XII and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be

The Men's Wearhouse, Inc. 2015 Proxy Statement

final, conclusive and binding on all persons. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

        12.3    Decisions Binding.    All determinations and decisions made by the Committee and the Board pursuant to the provisions of the Plan and all related orders and resolutions of the Committee and the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Holders and the estates and beneficiaries of Employees and Holders.

        12.4    No Liability.    Under no circumstances shall the Company, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company's or the Committee's or the Board's roles in connection with the Plan.

The Men's Wearhouse, Inc. 2015 Proxy Statement

ARTICLE XIII

AMENDMENT OR TERMINATION OF PLAN

        13.1    Amendment, Modification, Suspension, and Termination.    Subject to Section 13.2 the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company's stockholders and except as provided in Section 4.6, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option or the grant price of a previously granted SAR issued under the Plan or otherwise pay consideration to repurchase, cancel or revoke such award (provided that such prohibition shall not apply to shares of Stock withheld to pay the Option Price of any Option or to pay the withholding tax arising from the exercise of any Option or SAR), and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable law or stock exchange rules.

        13.2    Awards Previously Granted.    Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

The Men's Wearhouse, Inc. 2015 Proxy Statement

ARTICLE XIV

MISCELLANEOUS

        14.1    Unfunded Plan/No Establishment of a Trust Fund.    Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. All Holders shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

        14.2    No Employment Obligation.    The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of, or provision of services by, any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder's employment or provision of service to the Company at any time or for any reason not prohibited by law.

        14.3    Tax Withholding.    The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state or local tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award. In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within ten days after the date of vesting, exercise or lapse of restrictions. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of shares of Stock issued to the Holder upon such Holder's exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the shares of Stock held back shall not exceed the Company's or the Affiliate's Minimum Statutory Withholding Tax Obligations. The Committee may, in its discretion, permit a Holder to satisfy any Minimum Statutory Withholding Tax Obligations arising upon the vesting of Award by delivering to the Holder of the Award a reduced number of shares of Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of vesting of shares of under the Award, the Company shall (a) calculate the amount of the Company's or an Affiliate's Minimum Statutory Withholding Tax Obligations on the assumption that all such shares of Stock vested under the Award are made available for delivery, (b) reduce the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares of Stock withheld on the vesting date approximates the Company's or an Affiliate Minimum Statutory Withholding Tax Obligation and (c) in lieu of the withheld shares of Stock, remit cash to the United States Treasury and/or other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Withholding Tax Obligations due. The Company shall withhold only whole shares of Stock to satisfy its Minimum Statutory Withholding Tax Obligations. Where the Fair Market Value of the withheld shares of Stock does not equal the amount of the Minimum Statutory Withholding Tax Obligations, the Company shall withhold shares of Stock with a Fair Market Value slightly less than the amount of its Minimum Statutory Withholding Tax Obligation and the Holder must satisfy the remaining Minimum Statutory Withholding Tax Obligation in some other manner permitted

The Men's Wearhouse, Inc. 2015 Proxy Statement

under this Section 14.3. The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and, in either case, the Holder's right, title and interest in such shares of Stock shall terminate. The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on an Award until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Withholding Tax Obligation with respect to that vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

        14.4    Written Agreement.    Each Award shall be embodied in a written agreement or statement which shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by a member of the Committee on behalf of the Committee and the Company or by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

        14.5    Indemnification of the Committee.    The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further action on his or her part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of such member being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of incurring the expenses, including, without limitation, matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been negligent in the performance of such member's duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise.

        14.6    Gender and Number.    If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

        14.7    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        14.8    Headings.    Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

        14.9    Other Compensation Plans.    The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees.

        14.10    Other Awards.    The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

The Men's Wearhouse, Inc. 2015 Proxy Statement

        14.11    Successors.    All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

        14.12    Law Limitations/Governmental Approvals.    The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        14.13    Delivery of Title.    The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to:

          (a)   obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

          (b)   completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

        14.14    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

        14.15    Investment Representations.    The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the shares of Stock for investment and without any present intention to sell or distribute such Stock.

        14.16    Persons Residing Outside of the United States.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the TMW Group operates or has Employees, the Committee, in its sole discretion, shall have the power and authority to:

          (a)   determine which Affiliates shall be covered by the Plan;

          (b)   determine which persons employed outside the United States are eligible to participate in the Plan;

          (c)   amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States;

          (d)   establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable—any subplans and modifications to Plan terms and procedures established under this Section 14.16 by the Committee shall be attached to the Plan document as Appendices; and

          (e)   take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals.

        Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

        14.17    No Fractional Shares.    No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

        14.18    Arbitration of Disputes.    Any controversy arising out of or relating to the Plan or an Option Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

        14.19    Governing Law.    The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Texas.

The Men's Wearhouse, Inc. 2015 Proxy Statement

Appendix 1

THE MEN'S WEARHOUSE, INC.
2004 LONG-TERM INCENTIVE PLAN
SUBPLAN FOR UK EMPLOYEES

WITNESSETH:

        WHEREAS, The Men's Wearhouse, Inc. (the "Company") maintains the plan known as "The Men's Wearhouse, Inc. 2004 Long-Term Incentive Plan" (the "Plan"); and

        WHEREAS, the Company retained the right in Section 14.16 of the Plan to establish subplans under the Plan from time to time; and

        WHEREAS, the Compensation Committee of the Board of Directors of the Company approved resolutions on the date hereof to adopt this Subplan for UK Employees;

        NOW, THEREFORE, the Company hereby adopts this subplan which shall be attached to the Plan as Appendix 1:

          1.1    Establishment of Subplan.    The Company has previously established the incentive compensation plan known as "The Men's Wearhouse, Inc. 2004 Long-Term Incentive Plan" which provides in Section 14.16 thereof that in order to comply with the laws in other countries in which the TMW Group operates or has Employees, the Committee, in its sole discretion, shall have the power and authority to establish subplans to the extent such actions may be necessary or advisable. Therefore, the Company hereby establishes this subplan to be referred to as "The Men's Wearhouse, Inc. 2004 Long-Term Incentive Plan Subplan for UK Employees" (this "Subplan").

          1.2.    Terms of Subplan.    The terms and conditions of this Subplan shall be identical to the terms and conditions of the Plan, which are, except as set forth in this Section 1.2 and in Section 1.3 below, hereby expressly incorporated herein and, as necessary, all references to the Plan shall be deemed to include this Subplan; provided, however, that non-employee directors of the Company and its Affiliates ("Non-Employee Directors") shall not be eligible to receive awards under this Subplan and all references to such Non-Employee Directors and any provisions under the Plan which apply to awards to Non-Employee Directors (however defined under the Plan) shall not be made a part of this Subplan. All defined terms used in this Subplan and not otherwise defined herein shall have the meanings assigned to such terms in the Plan.

          1.3    Eligibility for Subplan.    The persons who are eligible to receive Awards under this Subplan are those key Employees of the Company's Affiliates that are located or operating in the United Kingdom.

Approved by the Compensation Committee
of the Board of Directors of The Men's Wearhouse, Inc.
On March 27, 2012

The Men's Wearhouse, Inc. 2015 Proxy Statement

THE MEN’S WEARHOUSE, INC. 6380 ROGERDALE RD. HOUSTON, TX 77072

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M93572-P66957	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE MEN’S WEARHOUSE, INC.			For Withhold		For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the eight nominees named below:			All	All	Except

1.	Election of Directors Nominees:		☐	☐	☐

	01) William B. Sechrest	05) Sheldon I. Stein
	02) David H. Edwab	06) Grace Nichols
	03) Douglas S. Ewert	07) Allen I. Questrom
	04) Rinaldo S. Brutoco	08) B. Michael Becker

The Board of Directors recommends you vote FOR the following proposals:						For	Against	Abstain

2.

To approve a proposal to amend the Company’s 2004 Long-Term Incentive Plan, as amended, to (i) increase both the number of shares authorized for issuance under the plan and the related annual limits to individual participants and (ii) remove remaining share recycling provisions from the plan.

						☐	☐	☐

3.	To approve the material terms of the performance goals for performance awards under the Company’s 2004 Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code.					☐	☐	☐

4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.					☐	☐	☐

5.	To ratify the appointment of the firm of Deloitte & Touche LLP as independent registered public accounting firm for the Company for fiscal 2015.					☐	☐	☐

6.	In their discretion, the above-named proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

For address changes, mark here. (see reverse for instructions)				☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement and our 2014 Annual Report on Form 10-K are available at www.proxyvote.com.

M93573-P66957

THE MEN’S WEARHOUSE, INC.
Annual Meeting of Shareholders
July 1, 2015 11:00 AM

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of The Men’s Wearhouse, Inc. (the “Company”) hereby appoints Douglas S. Ewert and David Edwab, or either of them, attorneys and proxies of the undersigned, with full power of substitution to vote, as designated below, the number of votes which the undersigned would be entitled to cast if personally present at the Annual Meeting of Shareholders of the Company to be held at 11:00 a.m., Pacific daylight time, on Wednesday, July 1, 2015, at the Company’s executive offices, 6100 Stevenson Blvd., Fremont, CA 94538 and at any adjournment or adjournments thereof.

This Proxy will be voted as directed. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR EACH OF THE NOMINEES LISTED HEREIN AND FOR ALL OTHER PROPOSALS. As noted in the accompanying proxy statement, receipt of which is hereby acknowledged, if any of the listed nominees becomes unavailable for any reason and authority to vote for election of directors is not withheld, the shares will be voted for another nominee or other nominees to be selected by the Nominating and corporate Governance committee.

Address changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

continued and to be signed on reverse side